                                      SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                          (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Section 240.14a-12

                                              QC OPTICS, INC.
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                                (Name of Registrant as Specified In Its Charter)

----------------------------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)       Title of each class of securities to which transaction applies:
                  Common Stock, $.01 par value per share
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         2)       Aggregate number of securities to which transaction applies:
                  3,010,000
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         3)       Per unit price or other  underlying  value of  transaction  computed  pursuant  to
                  Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  The  filing fee of $602  represents  1/50 of 1% of the  product  of (a)  3,010,000 shares of common  stock of the  Registrant  and (b) $1.00 per share,  which is the cash amount per share to be received by the  stockholders of the registrant in the merger proposal to which this proxy statement relates.
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         4)       Proposed maximum aggregate value of transaction:
                  $3,010,000
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         5)       Total fee paid:
                  $602
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[X]  Fee paid previously with written preliminary materials.

[ ]  Check box if any part of the fee is offset as  provided  by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid  previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

                  1)  Amount previously paid:

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                  2)  Form, Schedule or Registration Statement No:

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                  3)  Filing party:

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                  4)  Date Filed:

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                                           QC OPTICS, INC.
                                           46 Jonspin Road
                                   Wilmington, Massachusetts 01887

                                                                                   October ___, 2001

Dear Stockholder:

You are cordially  invited to attend the special meeting of stockholders of QC OPTICS,  INC. ("QCO")
to be held at the offices of Mintz,  Levin,  Cohn,  Ferris,  Glovsky and Popeo,  P.C., One Financial
Center, Boston, Massachusetts on November ___, 2001 at 9:30 a.m. local time.

At the special  meeting,  you will be asked to consider and vote upon a proposal to approve a merger
agreement   whereby  QCO  will  become  a   wholly-owned   subsidiary  of   KLA-Tencor   Corporation
("KLA-Tencor"). In the merger, you will be entitled to receive $1.00 in cash for each share of QCO's common stock that you own immediately prior to the merger.

The board of  directors  has  unanimously  approved and adopted the merger  agreement.  The board of directors believes that the terms and provisions of the merger agreement and the proposed merger are fair to and in the best interests of our stockholders.  Therefore, the board of directors recommends that you vote in favor of the approval of the merger  agreement  and the  transactions  contemplated thereby.  In reaching its  decision,  the board of directors  considered,  among other  things,  the written  opinion from Schneider  Securities,  Inc.,  that as of August 16, 2001, the $1.00 per share cash  consideration to be offered to our stockholders was fair to our stockholders  from a financial point of view.

The attached notice of special  meeting and proxy statement  explain the proposed merger and provide specific information concerning the special meeting.  Please read these materials carefully.  Do not send any  certificates  representing  QCO common stock at this time.  If the merger is  consummated, detailed instructions will be mailed to you.

The proposed merger is an important  decision for us and our  stockholders.  It cannot occur unless, among other  things,  the merger  agreement is approved by an  affirmative  vote of the holders of a majority of all of our issued and  outstanding  shares of common  stock.  Whether or not you plan to attend the special meeting,  I urge you to sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper  representation at the special meeting. Failure to return an executed proxy card will constitute,  in effect, a vote against approval of the merger agreement and the transactions contemplated thereby.

                                                              Sincerely,

                                                              /s/ Eric T. Chase
                                                              Chairman of the Board of Directors

This proxy statement and proxy are being mailed to QCO Stockholders and Warrantholders  beginning on or about October ___, 2001.

                                       YOUR VOTE IS IMPORTANT
                                  PLEASE RETURN YOUR PROXY PROMPTLY

                                           QC OPTICS, INC.
                                           46 Jonspin Road
                                   Wilmington, Massachusetts 01887

                              NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                    To be Held November ___, 2001

To Our Stockholders:

NOTICE IS HEREBY GIVEN that a special  meeting of the  stockholders  of QC OPTICS,  INC., a Delaware corporation ("QCO"),  will be held at the offices of Mintz, Levin, Cohn, Ferris,  Glovsky and Popeo,
P.C., One Financial Center, Boston, Massachusetts on November ___, 2001 at 9:30 a.m. local time, for the following purposes:

1.    To consider and vote upon a proposal to approve the  Agreement  and Plan of Merger dated as of
      August 31, 2001, among QCO,  KLA-Tencor  Corporation  ("KLA-Tencor") and Katmandu  Acquisition
      Corp. ("Merger Sub"),  pursuant to which (a) Merger Sub will be merged with and into QCO, with
      QCO as the  surviving  corporation,  and (b)  stockholders  of QCO will be entitled to receive
      $1.00 in cash, without interest, for each share of common stock of QCO.

2.    To transact such other business as may be properly  brought before the special meeting and any adjournments thereof.

The Board of Directors  has fixed the close of business on September 17, 2001 as the record date for the  determination  of stockholders  entitled to notice of and to vote at the special meeting and at any adjournments thereof.

Stockholders of QCO who have given notice of their intent to assert their appraisal  rights prior to the  special  meeting  and who do not vote in favor of the merger  agreement  will have the right to dissent and to obtain  payment of the "fair value" of their  shares if the merger is  completed  and they comply with the  procedures  set forth in Delaware  law  explained  in the  accompanying  proxy statement and attached as Annex E to the accompanying proxy statement.

All stockholders are cordially invited to attend the special meeting. WHETHER YOU PLAN TO ATTEND THE
SPECIAL MEETING OR NOT, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED,  POSTAGE
PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

The proposed merger is described in the accompanying  proxy  statement,  which you are urged to read carefully.  A copy of the  Agreement  and Plan of Merger is attached as Annex A to the  accompanying proxy statement.

                                                              By Order of the Board of Directors

                                                              /s/ Marguerite J. Hill
                                                              --------------------------------------
                                                              Marguerite J. Hill
                                                              Secretary

                               YOU SHOULD NOT SEND STOCK CERTIFICATES
                                        WITH YOUR PROXY CARD

Wilmington, Massachusetts
October ___, 2001

                                          TABLE OF CONTENTS
                                                                                               Page
                                                                                               ----

                                                 I

ANNEXES

Annex A Agreement and Plan of Merger
Annex B Certificate of Merger
Annex C Stockholders' Voting Agreement
Annex D Consulting and Non-Competition Agreement
Annex E Appraisal Rights Statute
Annex F Fairness Opinion of Financial Advisor

                                                 II

                         PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

                                           QC OPTICS, INC.
                                           46 Jonspin Road
                                   Wilmington, Massachusetts 01887

                                   -------------------------------
                                           PROXY STATEMENT
                                   -------------------------------

                                         GENERAL INFORMATION

This proxy statement is furnished in connection  with the  solicitation by the board of directors of
QC OPTICS, INC., a Delaware corporation ("QCO"), of proxies, in the accompanying form, to be used at the special meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,  P.C., One Financial  Center,  Boston,  Massachusetts  on November ___, 2001 at 9:30 a.m.
local time, and any adjournments thereof.

At the special  meeting our  stockholders  will be asked to consider  and vote upon the  proposal to approve the  Agreement  and Plan of Merger  dated  August 31,  2001,  among  KLA-Tencor  Corporation
("KLA-Tencor"),  Katmandu  Acquisition  Corp.  ("Merger Sub"), and QCO, and the merger  contemplated thereby.  A copy of the Agreement and Plan of Merger is attached  hereto as Annex A, and is referred to herein as the "Merger Agreement." The Merger Agreement provides for the merger of Merger Sub with and into QCO (the "Merger"),  with QCO as the surviving  corporation (the "Surviving  Corporation").
Pursuant to the Merger  Agreement,  each outstanding share of our common stock except for the shares held by  stockholders  who properly  exercise  appraisal  rights will be converted into the right to receive $1.00 per share in cash, without interest (the "Merger Consideration").

The QCO board of directors unanimously  recommends that stockholders vote for approval of the Merger
Agreement and the transactions  contemplated  thereby.  Eric T. Chase, our president and a member of the board of directors of QCO, has entered into an agreement with  KLA-Tencor  whereby Mr. Chase has agreed to vote 1,032,859  shares owned by QCO's  management and held in a voting trust controlled by
Mr. Chase and an additional  100 shares owned  individually  by Mr. Chase in favor of the merger and the merger agreement.  John Freeman, our chief financial officer, has also agreed to vote 100 shares owned by him  outright in favor of the merger  transaction.  The shares  owned by Mr.  Chase or over which Mr. Chase has voting power and the shares owned directly by Mr.  Freeman,  represent  34.5% of our total issued and outstanding shares of common stock.

Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular  matter, the shares will be voted  accordingly.  If no choice is specified,  the shares will be voted in favor of the proposed merger of QCO with Merger Sub, a subsidiary of KLA-Tencor.

All shares of our common  stock  represented  at the special  meeting by properly  executed  proxies received prior to or at the special meeting, unless previously revoked, will be voted at the special meeting in  accordance  with the  instructions  on the proxies.  Unless  contrary  instructions  are indicated,  proxies will be voted "FOR" the approval of the merger  agreement  and the  transactions contemplated  thereby.  As explained in the section entitled "The Merger - Appraisal Rights," a vote in favor of the merger  agreement means that the  stockholder  owning those shares will not have the right to dissent and seek appraisal of the "fair value" of such stockholder's shares.

As of September  17, 2001 we had warrants  outstanding  to purchase  1,075,000  shares of our common stock at a purchase price of $7.80 per share, expiring on October 23, 2001.

We do not know of any  matters,  other  than as  described  in the  Notice  of  Special  Meeting  of
Stockholders, that are to come before the special meeting for action, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place  (including,  without limitation,  for the purpose of soliciting  additional  proxies or allowing  additional time for the satisfaction  of conditions to the merger).  The persons named in the enclosed proxy card and acting thereunder  generally  will have  discretion to vote on such matters in  accordance  with their best judgment.  Notwithstanding the foregoing,  the persons named in the enclosed proxy card will not use their  discretionary  authority  to use  proxies  voting  against  the  merger  to vote in  favor of adjournment  or  postponement  of the  special  meeting.  The merger is also  subject to a number of additional conditions. See "The Merger Agreement - Conditions to the Merger."

Any proxy given  pursuant to this  solicitation  may be revoked by the person  giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the special meeting,  and who wishes to vote in person,  may do so by  revoking  his or her proxy as  described  in the  preceding sentence. Shares represented by valid proxies in the form enclosed,  received in time for use at the special  meeting  and not  revoked at or prior to the  meeting,  will be voted at the  meeting.  The presence,  in person or by proxy, of the holders of a majority of the issued and outstanding  shares of our common stock  entitled to vote is necessary to  constitute a quorum at the meeting.  Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined  below) are counted as present or  represented  at the meeting for purposes of determining whether a quorum exists.

Under Delaware law, the merger  agreement must be approved by the affirmative vote of the holders of a majority of the issued and outstanding  shares of common stock.  The affirmative vote of 1,497,445 shares of common stock will be necessary to satisfy this voting requirement.  As of the record date, the  directors and executive  officers of QCO owned and were  entitled to vote  1,033,059  shares of common stock in the aggregate,  representing approximately 34.5% of the outstanding shares of common stock.

                                                 2

Because  Delaware law requires the merger  agreement to be approved by the  affirmative  vote of the holders of a majority of the issued and  outstanding  shares of common  stock,  failure to return an executed  proxy card or to vote in person at the special  meeting or  abstaining  from the vote will constitute,  in effect,  a vote  against  approval  of the  merger  agreement  and the  transactions contemplated thereby for purposes of Delaware law.

If you hold your  shares  of our  common  stock  through  a  broker,  bank or other  representative, generally the broker or your  representative may only vote the common stock that it holds for you in accordance with your instructions.  However,  if it has not timely received your  instructions,  the broker or your  representative  may vote on certain  matters for which it has  discretionary  voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority,  this is a "broker non-vote" on that matter.  Brokers and other representatives in most cases will not have  discretionary  voting authority to vote on the proposal regarding the merger with  KLA-Tencor.  Broker non-votes will have the same effect as a vote against the proposal.

The close of business on September  17, 2001 has been fixed as the record date for  determining  the stockholders  entitled to notice of and to vote at the special meeting.  As of the close of business on September  17, 2001, we had 2,994,888  shares of common stock  outstanding  and entitled to vote.
Holders  of our common  stock are  entitled  to one vote per share on all  matters to be voted on by stockholders.

The cost of soliciting  proxies,  including  expenses in connection  with preparing and mailing this proxy  statement,  will be borne by us. In addition,  we will  reimburse  brokerage  firms and other persons  representing  beneficial  owners of our common stock for their expenses in forwarding proxy material  to such  beneficial  owners.  Solicitation  of  proxies  by mail  may be  supplemented  by telephone,  telegram,  telex and personal solicitation by our directors,  officers or employees.  No additional  compensation will be paid for such  solicitation  unless we elect to hire an independent solicitation firm to solicit proxies and pay such firm for solicitation activities.

No person is authorized to give any  information  or make any  representation  not contained in this proxy statement,  and if given or made, such information or representation should not be relied upon as having been authorized.

This Proxy  Statement and the  accompanying  proxy are being mailed on or about October ___, 2001 to all stockholders entitled to notice of and to vote at the special meeting.

                                                 3

                               QUESTIONS AND ANSWERS ABOUT THE MERGER

We intend the following questions and answers to provide brief answers to frequently asked questions regarding  the  merger.  These  questions  and  answers do not and are not  intended  to address all questions that may be important to you. You should carefully read the entire proxy statement as well as all annexes in their entirety.

Q:   WHAT IS THE PROPOSED TRANSACTION?

A:  KLA-Tencor  will  acquire  QCO by causing  the  merger of Merger  Sub into QCO,  with QCO as the surviving  corporation.  After the merger,  QCO's  shares  will cease to be publicly  traded and all unexercised options to purchase QCO common stock will be terminated.

Q:   WHO ARE KLA-TENCOR AND MERGER SUB?

A: KLA-Tencor is a Delaware corporation that supplies process control and yield management solutions for the  semiconductor  and  related  microelectronics  industries.  Merger Sub is  wholly-owned  by
KLA-Tencor. Merger Sub's sole purpose is to acquire QCO pursuant to the proposed merger.

Q:   WHAT WILL I RECEIVE IN THE MERGER?

A:  Stockholders of QCO, other than QCO itself,  any subsidiaries of QCO and stockholders of QCO who dissent and seek  appraisal  rights for their  shares,  will be  entitled to receive  $1.00 in cash, without interest,  for each share of QCO common stock owned by them immediately prior to the merger.
The $1.00 per share merger price  represents an 88.7% premium over the closing price of QCO's shares on August 31, 2001, the trading day prior to the announcement of the merger,  and a 79% premium over the average closing price of the shares for the 60 trading days prior to the announcement.

Q:   WHY IS THE BOARD OF DIRECTORS RECOMMENDING THAT I VOTE FOR THE MERGER AGREEMENT?

A: In the opinion of our board of directors,  the terms and  provisions of the merger  agreement and the  proposed  merger  are fair to and in the  best  interests  of our  stockholders.  The  board of directors  has  accordingly  unanimously  approved and adopted the merger  agreement and declared it advisable.  To review the  background  and  reasons for the merger in greater  detail,  see pages __
through __ of this proxy statement.

Q:  HOW DID THE BOARD OF  DIRECTORS MAKE SURE THE PRICE  PER SHARE I WILL  RECEIVE  IN THE  PROPOSED
    MERGER IS FAIR TO ME?

A: The board of directors retained Mintz, Levin, Cohn, Ferris,  Glovsky and Popeo, P.C. as its legal advisor to assist in the  negotiations  with  respect to the  Merger.  The board of  directors  also received an opinion from Schneider  Securities,  Inc., its financial advisor,  that as of August 16,
2001, the date of the opinion, the $1.00 per share you are offered in the proposed merger is fair to you from a financial point of view.

                                                 4

Q:   WHAT ARE THE DISADVANTAGES TO ME OF MERGING QCO WITH MERGER SUB?

A: Following the proposed merger,  the current holders of QCO's common stock will no longer have the opportunity to benefit from any earnings or growth of QCO.

Q:   WHAT CONDITIONS ARE THERE TO THE OBLIGATIONS OF THE PARTIES TO COMPLETE THE MERGER?

A: The merger is subject to standard  conditions to the  obligations  of the parties to complete it, including  the approval of QCO  stockholders  of the merger  agreement and the  truthfulness  in all material respects of the parties'  representations  and warranties made in the merger agreement.  In addition,  the  obligations of KLA-Tencor  and Merger Sub to effect the merger are  contingent  upon
QCO's net cash position, as defined below, not being less than a deficit of $365,000,  after payment of all of QCO's  employment  obligations  and other  adjustments.  QCO's net cash position means the difference  between its cash minus its liabilities as of the time the merger becomes  effective.  We anticipate  that our net cash  position  at the time the merger  becomes  effective  will meet these requirements of the merger agreement.  KLA-Tencor and Merger Sub may have the right to terminate the merger agreement if our net cash position declines more than we anticipate  between now and the date of the merger.

Q:   WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: On or about November __, 2001.

Q:   WHAT ARE THE ADVANTAGES TO ME OF MERGING QCO WITH MERGER SUB?

A:  Stockholders  will  receive a premium  over the market price of QCO, and will no longer face any risks of declines in the stock price or earnings of QCO.

Q:  WHAT POTENTIAL CONFLICTS OF INTEREST DOES THE BOARD HAVE IN RECOMMENDING  APPROVAL OF THE MERGER
    AGREEMENT?

A: Eric T. Chase,  one of the three  members of our board of directors  and President of our company has a potential conflict of interest in recommending approval of the merger agreement. Mr. Chase has entered into a consulting and non-competition  agreement with KLA-Tencor,  which will take effect as of the Effective Time. This agreement  provides that Mr. Chase will provide  consulting  services to
KLA-Tencor  for a period of two years at the rate of $8,333 per month or $200,000 in the  aggregate.
As part of this agreement, Mr. Chase will not for a period of two years following the Effective Time compete  with  KLA-Tencor  or hire or  recruit  KLA-Tencor  employees.  In  consideration  of  these non-competition and non-solicitation  provisions, Mr. Chase will receive $25,000 per fiscal quarter.
The  consulting  and  non-competition  agreement  may be  terminated  by  KLA-Tencor  under  certain conditions.  The consulting  and  non-competition  agreement is attached to this proxy  statement as
Annex D. In addition,  six  management  employees of QCO,  including  Eric T. Chase,  will  receive, pursuant to their  pre-existing  employment  agreements  with QCO,  an  aggregate  of  approximately
$1,151,000  in  severance  payments  upon the  effectiveness  of the  merger.  To review the factors considered by the board of directors in approving the merger  agreement,  see pages __ through __ of this proxy statement.

                                                 5

Q:   WHAT VOTE IS REQUIRED TO APPROVE THE MERGER AGREEMENT?

A: The holders of a majority of the issued and  outstanding  shares of our common stock must vote to approve the merger and the merger agreement.  Eric T. Chase, both in his individual  capacity and as trustee for the QC Optics Voting Trust,  and John R. Freeman,  our Vice  President of Finance,  have already  entered into a voting  agreement with  KLA-Tencor and Merger Sub. As a result of the voting agreement, 34.5% of the common shares will vote in favor of the merger and the merger agreement.

Q:   WHAT WILL HAPPEN IF THE MERGER DOES NOT OCCUR?

A: If the merger does not occur,  QCO will  continue  to operate as an  independent,  publicly  held company.  We will continue to consider  and, as  appropriate,  pursue,  strategic  alternatives  and sources of additional capital.

Q:   WHAT DO I NEED TO DO NOW?

A: After  carefully  reading and  considering  the  information  contained in this document,  please complete,  sign and mail your signed proxy card in the enclosed  return envelope as soon as possible so that your shares may be represented at the special meeting.

Q:   WHAT DO I DO IF I WANT TO CHANGE MY VOTE?

A: You may change your vote at any time before your proxy is voted at the special  meeting.  You can do this in one of three  ways.  First,  you can send us a written  statement  that you would like to revoke  your proxy  (which to be  effected  must be  received by us prior to the vote at the special meeting).  Second,  you can send in a  later-dated,  signed proxy card to our  Secretary  before the special meeting.  Third, you can attend the special meeting in person, notify us in writing that you are revoking your proxy card and cast your vote at the special meeting. IF YOUR SHARES ARE HELD BY A
BROKER,  YOU MUST FOLLOW THE  DIRECTIONS  PROVIDED  BY YOUR  BROKER TO HAVE YOUR SHARES  VOTED OR TO
CHANGE YOUR INSTRUCTIONS.

Q:   IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

                                                 6

A: Your broker will vote your shares only if you provide  instructions  on how to vote.  Your broker will contact you regarding the procedures necessary for him or her to vote your shares.  Please tell your broker how you would like him or her to vote your shares. If you do not tell your broker how to vote, your shares will not be voted at the meeting, which will have the effect of a vote against the proposed merger.

Q:   IF I SEND IN MY PROXY CARD BUT FORGET TO INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

A: If you sign and return your proxy card but do not indicate how your shares are to be voted at the special  meeting,  the shares  represented by your proxy will be voted for the merger and the merger agreement.

Q:   WHEN AND WHERE IS THE SPECIAL MEETING?

A: The special  meeting will be held on November __,  2001 at 9:30 a.m.  local time, at the offices of
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA.

Q:   WHAT IS THE EFFECT IF I DO NOT VOTE?

A: If you do not submit a proxy card or vote in person at the special meeting or if you abstain from voting, it will have the effect of a vote against the merger agreement.

Q:   WHO CAN VOTE AT THE SPECIAL MEETING?

A: Holders of record of QCO common stock at the close of business on September  17, 2001 may vote at the special meeting. Each share of common stock is entitled to one vote.

Q:   DO I HAVE APPRAISAL RIGHTS IF I VOTE AGAINST THE MERGER?

A: Yes, under Delaware law, you are entitled to appraisal rights. If you do not vote in favor of the merger  and you  properly  elect  to  exercise  your  appraisal  rights,  as  described  under  "The
Merger-Appraisal  Rights"  and in Annex E, you may receive  payment of the "fair  value" of your QCO common stock as determined in an appraisal  proceeding conducted by the Delaware Chancery Court. The fair value could be equal to, less than or more than $1.00 per share.

Q:   HOW DO I GET PAID FOR MY QCO COMMON STOCK?

A: If the merger is approved and consummated,  you will be mailed detailed instructions,  which will explain how to exchange your stock  certificates for the merger  consideration.  DO NOT SEND IN YOUR
STOCK CERTIFICATES NOW.

Q:   WHAT ARE THE TAX CONSEQUENCES TO STOCKHOLDERS OF THE MERGER?

                                                 7

A: For income tax  purposes,  generally  the receipt of cash by our  stockholders  will be a taxable transaction.  We urge all  stockholders to consult their tax advisors to determine the effect of the merger under  federal tax law (or foreign tax law where  applicable),  and under their own state and local tax laws.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A:   If you have more questions about the merger, you should contact:

         Marguerite J. Hill
         Vice President and General Counsel
         QC Optics, Inc.
         46 Jonspin Road
         Wilmington, MA  01887
         978-657-7007

                                                 8

                                   CAUTIONARY STATEMENT REGARDING
                                     FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements and information relating to us that are based on the beliefs of  management as well as  assumptions  made by and  information  currently available to us. Forward-looking statements include statements concerning plans, objectives,  goals, strategies,  future events or performance,  and underlying assumptions and other statements that are other than  statements of historical  facts,  including  statements  regarding the completion of the proposed  merger.  When  used in this  document,  the  words  "anticipate,"  "believe,"  "estimate,"
"expect," "plan," "intent," "project,"  "predict," "may," and "should" and similar expressions,  are intended to identify  forward-looking  statements.  Such statements reflect the current views of QCO with respect to future events,  including the completion of the proposed merger,  and are subject to numerous  risks,  uncertainties  and  assumptions.  Many  factors  could  cause our actual  results, performance  or  achievements  to be materially  different from any future  results,  performance or achievements that may be expressed or implied by such forward-looking  statements,  including, among other things:

    o   the failure of our stockholders to approve the merger agreement;

    o   a material adverse change in our business operations, financial condition or prospects or in
        KLA-Tencor's ability to close the merger; and

    o   failure of us or KLA-Tencor to satisfy other conditions to the merger.

Should one or more of these risks or uncertainties  materialize,  or should  underlying  assumptions prove  incorrect,  actual results may vary materially  from those  described  herein as anticipated, believed,  estimated,  expected, planned or intended. We do not intend, or assume any obligation, to update these forward-looking statements to reflect actual results, changes in assumptions or changes in the factors affecting such forward-looking statements.

                                                 9

                                               SUMMARY

This summary  highlights  selected  information from this proxy statement and may not contain all of the  information  that is important to you. To understand the proposal fully and for a more complete description  of the legal  terms of the merger,  you should  carefully  read this  entire  document, including the Annexes,  and the other documents to which this document refers. We have included page references  parenthetically to direct you to a more complete  description of each topic presented in this summary.  The Agreement and Plan of Merger is attached as Annex A to this proxy  statement.  We encourage you to read that document as it is the legal document that governs the proposed merger.

PARTIES TO THE MERGER (PAGE __)

QC Optics, Inc.
46 Jonspin Road, Wilmington, Massachusetts 01887, (978) 657-7007

QCO designs,  manufactures  and markets  laser-based  defect  detection  systems  primarily  for the semiconductor and computer hard disk markets.  We use our patented and other proprietary  technology in lasers  and  optical  systems  that  scan a  computer  hard  disk or  photomask  for  defects  or contamination.  Our systems combine automatic  handling,  clean room capability and computer control with reliable laser-based technology.

KLA-Tencor Corporation
160 Rio Robles, San Jose, California 95134, (408) 875-3000

KLA-Tencor is the world's leading supplier of process control and yield management solutions for the semiconductor and related microelectronics industries.

Katmandu Acquisition Corp.
160 Rio Robles, San Jose, California 95134, (408) 875-3000

Merger Sub is a Delaware  corporation that is wholly owned by KLA-Tencor.  KLA-Tencor  formed Merger
Sub in February 2001. The sole purpose of Merger Sub is to be merged with and into QCO.

RECOMMENDATION OF QCO'S BOARD OF DIRECTORS

The QCO board of directors is comprised of Eric T. Chase, who will become a consultant to KLA-Tencor after the merger, and two independent  directors.  The board of directors  unanimously  approved and adopted the merger agreement.  The board of directors recommends that you vote to approve the merger agreement and the transactions contemplated thereby. The board of directors believes that the merger and the terms and  provisions of the merger  agreement,  including the $1.00 per share cash purchase price, are fair to and in the best interests of our stockholders.

FACTORS CONSIDERED BY THE BOARD OF DIRECTORS (PAGE __)

                                                 10

In reaching its decision to approve and  recommend  approval of the merger  agreement,  the board of directors considered a number of factors, including the following:

     o   the $1.00 per share in cash would  represent an 88.7% premium over the closing price of our common stock on August 31, 2001, the trading day prior to our  announcement  of the merger, and a 79% premium  over the  average  closing  price of the shares for the 60 trading  days prior to the announcement of the merger;

     o   the  volatility of and other  factors  affecting the stock market in general and the market for our common stock in particular  (including the semiconductor sector) make it impossible to predict with any certainty the future market price of our common stock;

     o   the written opinion of our financial advisor, Schneider Securities,  Inc., delivered to the board of directors to the effect that as of the date of the opinion (August 16, 2001),  the
         $1.00 per share  price to be  offered  to our  stockholders  in the merger was fair to such stockholders from a financial point of view;

     o   the likelihood that the conditions to the merger will be satisfied;

     o   our inability to raise any additional capital if we do not enter into this merger; and

     o   the significant decrease in our revenues over the past several years.

Additional factors considered by the board of directors are set forth starting on Page __.

FAIRNESS OPINION OF SCHNEIDER SECURITIES, INC. (PAGE __)

Schneider  Securities,  Inc.  delivered to the board of directors a written opinion dated August 16,
2001 that, as of such date and based upon and subject to the various considerations, assumptions and limitations  stated therein,  the $1.00 per share cash consideration to be offered to the holders of our common stock in connection with the merger was fair to such stockholders.

EFFECTS OF THE MERGER; MERGER CONSIDERATION (PAGE __)

Upon consummation of the merger:

     o   Merger  Sub will be  merged  with and  into  QCO,  with  QCO  continuing  as the  surviving corporation and becoming a wholly-owned subsidiary of KLA-Tencor;

     o   Each  share of QCO  common  stock  outstanding  at the date  and  time the  merger  becomes effective,  other than shares owned by stockholders  who properly  exercise their appraisal rights  under  Delaware  law,  will be converted  into the right to receive  $1.00 in cash, without interest;

                                                 11

     o   Holders of QCO common stock will no longer have any interest in QCO;

     o   Options held by optionholders of QCO will be terminated; and

     o   QCO shares will be delisted from the American Stock Exchange,  and there will be no further public market for the shares.

THE SPECIAL MEETING

The special meeting will be held at the offices of Mintz,  Levin, Cohn,  Ferris,  Glovsky and Popeo,
P.C., One Financial Center, Boston, Massachusetts,  on November __, 2001 at 9:30 a.m. local time. At the special meeting  stockholders will be asked to consider and vote upon the approval of the merger of Merger Sub into QCO, after which QCO will become a wholly-owned subsidiary of KLA-Tencor, and the merger agreement relating thereto.

The  approval of at least a majority  of the issued and  outstanding  shares of QCO common  stock is required to approve the merger agreement.

RECORD DATE, VOTING AT THE SPECIAL MEETING

You are entitled to vote at the special  meeting if you owned QCO shares as of the close of business on the record date of September 17, 2001. On the record date,  there were 2,994,888 shares of common stock  entitled  to vote at the  special  meeting.  Stockholders  will have one vote at the  special meeting for each share of common stock they owned on the record date.

APPRAISAL RIGHTS (PAGE __)

QCO is incorporated under Delaware law. Under Delaware law, any QCO stockholder who does not vote in favor of the adoption of the merger agreement and who properly exercises his or her appraisal rights will be entitled to receive the "fair value" of his or her QCO shares.  In order to receive the fair value for their shares, QCO stockholders seeking to exercise their appraisal rights must:

     o   not vote in favor of the merger;

     o   deliver to QCO prior to a vote on the merger,  a written  notice of their  intent to demand
         "fair value" for their shares;

     o   continue to hold their shares on the date of effectiveness of the merger; and

     o   strictly  follow  each of the other  requirements  of Section 262 of the  Delaware  General
         Corporation Law, a copy of which is attached hereto as Annex E.

                                                 12

Any stockholder who wishes to submit a notice of intent to demand payment of the "fair value" of his or her shares must deliver,  prior to a vote on the merger at the special meeting,  a written notice to QC Optics, Inc., 46 Jonspin Road, Wilmington, MA 01887, Attention: Secretary.

SHARE OWNERSHIP OF MANAGEMENT AND DIRECTORS (PAGE __)

On the record date,  directors  and  executive  officers  owned and are  entitled to vote  1,033,059
(approximately  34.5%) of our issued and  outstanding  shares of common  stock.  Each  director  and executive  officer has  expressed an intent to vote his or her shares in favor of the merger and the merger  agreement.  Eric T. Chase, our President and a director of QCO is contractually  required to vote the shares he holds  individually  and also the shares held in a trust for which Mr.  Chase has voting power, in favor of the merger and the merger agreement,  and John Freeman, our Vice President of Finance, is also obligated to vote the 100 shares he owns directly in favor of the merger and the merger  agreement.  Together,  the shares  owned or  controlled  by Mr.  Chase and the shares  owned directly by Mr. Freeman  represent a total of 34.5% of our issued and  outstanding  shares of common stock.  As a result of the voting  agreement  and these  present  intentions  of the  directors  and executive officers, the affirmative vote of an additional 464,386 shares will be required to satisfy the voting requirement.

CONSULTING AGREEMENT (PAGE __)

Eric T. Chase,  our president and chairman of the board of directors,  has entered into a consulting and non-competition agreement with KLA-Tencor,  dated as of August 31, 2001 in which he agreed to be engaged by KLA-Tencor as a consultant at a rate of $100,000 per year, payable monthly, for a term of two years.  Further,  Mr. Chase has agreed to not compete with  KLA-Tencor in any sector in which it does business, for a period of two years. In exchange for continued compliance with this obligation,
KLA-Tencor will pay Mr. Chase an additional $100,000 per year, payable in quarterly installments for a period of two years.

SEVERANCE AGREEMENTS (PAGE __)

We have  previously  entered  into  employment  agreements  with six of our  seven  officers.  These agreements  provide for payments upon a change of control of QCO such as the proposed merger.  These required  payments  are to:  Eric  Chase in the  amount of  $457,470,  Jay  Ormsby in the  amount of
$357,305,  Abdu Boudour in the amount of $165,000,  and three other individuals totaling $171,000 in the aggregate. These sums will be paid within seven days following the Effective Time.

CONDITIONS TO THE MERGER (PAGE __)

The merger will be  completed  if a number of  conditions  are met (or,  where  permitted,  waived), including the following:

                                                 13

     o   our stockholders adopt the merger agreement;

     o   the  representations  and  warranties  of each party are true and  correct in all  material respects as of the date of the merger  agreement and as of the closing date,  including the representation  that there has not been a material  adverse  change in our  business  since
         August 31, 2001; and

     o   each party performs in all material respects all obligations required to be performed by it under the merger agreement at or prior to the effective time of the merger.

In addition, KLA-Tencor has the right not to consummate the merger if:

     o   A law, injunction or order prohibits the transaction;

     o   The holders of 9% or more of our common stock have exercised their  appraisal  rights under
         Delaware law;

     o   Litigation  is pending  against us that could  reasonably  be  expected  to have an adverse effect on us and our business; or

     o   Our net cash position,  meaning the difference between our cash minus our liabilities as of the time the merger becomes effective, is less than a deficit of $365,000, after payment of all of QCO's employment obligations and other adjustments.  We anticipate that our net cash position  at the time the merger  becomes  effective  will meet these  requirements  of the merger  agreement.  KLA-Tencor  and Merger Sub may have the right to  terminate  the merger agreement if our net cash position  declines  more than we  anticipate  between now and the date of the merger.

TERMINATION OF MERGER AGREEMENT (PAGE __)

QCO and KLA-Tencor  may mutually  agree to terminate the merger  agreement at any time. In addition, either party may terminate the merger agreement if:

     o   Our stockholders do not approve the merger agreement;

     o   The parties do not complete the merger by a date to be  determined by adding to October 31,
         2001 the total  number of calendar  days  included in the period that starts on the date on which the  Securities  and  Exchange  Commission  (the "SEC")  decided to review this proxy statement and ending on the date that the SEC notifies us that it has completed its review, which date, as of October 10, 2001, will not be earlier than November 24, 2001;

     o   The other party breaches its representations,  warranties,  agreements or obligations under the merger agreement in any material respect and does not cure the breach;

     o   If any  injunction or order  permanently  prohibits the  transaction or a law or regulation makes the transaction illegal; or

     o   If our board of directors  (i)  withdraws,  modifies or changes its  recommendation  of the merger  agreement  or the  transactions  contemplated  by the merger  agreement in a manner adverse to  KLA-Tencor;  (ii) fails to  reaffirm  the  approval  of this merger if there is another  proposal to acquire  us;  (iii)  recommends  another  acquisition  proposal to the stockholders;  or (iv) does not recommend  against a tender offer by a third party for more than 10% of the outstanding stock of QCO.

                                                 14

PAYMENT OF FEES AND EXPENSES (PAGE __)

Whether or not the  merger is  consummated,  and except as  provided  below,  all fees and  expenses incurred with the merger will be paid by the party incurring the expenses.

QCO must pay  KLA-Tencor a  termination  or  "break-up"  fee of $250,000 if the merger  agreement is terminated by KLA-Tencor  because (i) we breach a  representation,  warranty,  covenant or agreement which is not cured in all material respects, (ii) we have more than 3,010,000 shares of common stock issued and  outstanding  (other than shares  issued upon  exercise of warrants for cash),  (iii) our stockholders  do not  approve the merger  agreement;  (iv) the merger is not  completed  by the date determined as set forth in the second bullet under "Termination of Merger Agreement",  above; or (v)
If our board of  directors  (A)  withdraws,  modifies  or changes its  recommendation  of the merger agreement  or  the  transactions  contemplated  by the  merger  agreement  in a  manner  adverse  to
KLA-Tencor;  (B) fails to  reaffirm  the  approval  of this  merger if there is another  proposal to acquire  us; (C)  recommends  another  acquisition  proposal  to the  stockholders;  or (D) does not recommend against a tender offer by a third party for more than 10% of the outstanding stock of QCO.

KLA-Tencor  must pay QCO a  termination  or  "break-up"  fee of $250,000 if the merger  agreement is terminated by QCO because KLA-Tencor or Merger Sub breaches a representation,  warranty, covenant or agreement which breach is not cured in all material respects.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES (PAGE __)

The receipt of cash by a QCO  stockholder  pursuant to the merger will be a taxable  transaction for federal income tax purposes and may also be taxable under applicable state, local and foreign income and other tax laws. As with any other sale of shares for cash, a stockholder  will  recognize a gain or loss in an amount  equal to the  difference  between  adjusted tax basis of his or her QCO common stock and the amount of cash received in exchange therefor in the merger.  Such gain or loss will be a capital  gain or loss if the QCO common stock is a capital  asset in the hands of the  stockholder and will be a long-term  capital gain or loss if the holding  period exceeds one year. If the merger is approved, each stockholder will need to provide us with a valid taxpayer identification number in order to avoid backup  withholding  on the amount of cash received in connection  with the merger at the rate of 31%.

FINANCING THE MERGER (PAGE __)

KLA-Tencor intends to fund the aggregate merger consideration to QCO stockholders, including amounts payable to all QCO  employees as severance  payments,  and to pay related  fees,  expenses and other transaction costs of KLA-Tencor  through cash on hand or available to it under bank lines of credit.
The merger is not conditioned on obtaining financing.

                                                 15

                                             THE MERGER

BACKGROUND OF THE MERGER

KLA-Tencor and QCO have been familiar with each other for a number of years, because they operate in the same industry, manufacturing systems and solutions for the semiconductor and related industries, and have  competed  with one  another  from time to time.  Prior to this  proposed  merger,  the two companies have not worked  together on any  collaborative  or development  arrangements or otherwise conducted business together.

In late 2000, Mr. Chase discussed with our board of directors the possibility of QCO merging with or being  acquired by a third party.  The board of directors and Mr. Chase  discussed the fact that our revenues  had  declined  steadily  since the fiscal year ended  December 31, 1996 and that our stock price had also been  declining  steadily over the prior year.  They  observed  that QCO's  declining revenues and stock  performance  would make it difficult to successfully  complete an equity or debt financing in order to obtain funds to increase the size of the  business.  They also  discussed  the fact that most of QCO's  competitors had  substantially  greater  financial  resources than QCO had, which made it extremely  difficult to compete for  desirable  acquisition  targets of its own.  They further observed that various  structural factors had adversely affected QCO, including the cyclical
conditions  in  the  semiconductor   market,   fluctuations  in  quarterly  operating  results,  and
concentration of our sales in a small number of existing customers, were unlikely to improve even if we spent time and  resources in  restructuring  our  business.  Accordingly,  the board of directors authorized Mr. Chase to proceed to meet with potential candidates.

From late 2000 through May 31, 2001, Mr. Chase  evaluated  parties he thought might be interested in acquiring  QCO,  based on his years of  experience in the  industry,  and spoke with four  different companies that he considered to be potential candidates. Mr. Chase selected these companies based on their status as competitors and participants in the semiconductor  inspection equipment industry and their resulting  familiarity with our business.  Two of the companies  expressed no interest and two other  companies,  including  KLA-Tencor,  expressed an interest.  Mr. Chase  believes  that the two companies who expressed no interest in acquiring us did so because they did not believe that QCO had technology that would be compatible with their respective existing businesses.

By the end of May 2001,  KLA-Tencor  commenced due diligence  meetings with QCO's  management  team.
During this same timeframe,  the remaining  interested party dropped out of the bid process,  before having  made  any  specific  proposals  with  respect  to a price  or the  structure  of a  proposed transaction,  and  without  specifying  its reason for not  pursuing  its  interest  in  potentially acquiring  QCO. In early  July,  KLA-Tencor  proposed  the terms by which it proposed to acquire the assets of QCO in exchange for cash. One of these terms was that KLA-Tencor would pay an aggregate of
$3,010,000 in cash in exchange for all of our issued and outstanding shares as of the effective time of the merger, which equated to approximately $1.00 per share based on 2,995,000 shares outstanding.

                                                 16

During July 2001, the parties  negotiated the outline of a merger, in lieu of an asset  acquisition, and  continued  to discuss the  purchase  price,  as well as other key terms and  conditions  of the proposed transaction.

On July 19, 2001,  KLA-Tencor  distributed a draft of a proposed merger  agreement,  together with a consulting  agreement for Mr. Chase and a stockholders'  voting  agreement to be signed by Mr. Chase and John Freeman, QCO's chief financial officer.

On August 2 and 3, 2001, our legal advisor,  Mintz,  Levin,  Cohn,  Ferris,  Glovsky and Popeo, P.C.
("Mintz Levin") provided  KLA-Tencor and its counsel with comments to the proposed merger agreement, which comments related primarily to the parties' representations and warranties, obligations pending the closing of the agreement,  and  indemnification  obligations.  We also requested that the merger consideration  be increased to $1.05 per share.  On August 2, 2001, the price of our common stock on the American Stock Exchange was $0.50 per share.  This request to increase the merger  consideration was rejected by  KLA-Tencor in its revised  draft merger  agreement,  which we received on August 9,
2001. On August 9, 2001,  the price of our common stock on the American Stock Exchange was $0.55 per share.

On August 14, 2001,  Mintz Levin provided  KLA-Tencor  and its counsel with further  comments to the draft  merger  agreement,  relating  primarily  to  the  parties'  representations  and  warranties, obligations  pending the closing of the agreement,  indemnification  obligations,  and  post-closing matters.

Between June and August,  our board of  directors  met on four  occasions  to discuss the  potential transaction.  At the meetings held on June 14, 2001 and on August 13, 14 and 16, 2001, the board was informed by Mr. Chase and Mintz Levin of the progress of discussions  with KLA-Tencor and the status of the merger  agreement,  and asked and received  answers to its  questions  regarding the proposed terms  of  the  agreement,  including  the  proposed  price,  the  conditions  to  the  merger,  the representations  and warranties  that QCO was being asked to provide,  and the  restrictions  on our business pending the merger.

On July 27, 2001,  QCO retained  Schneider  Securities,  Inc., to act as a financial  advisor to the board of directors. Schneider Securities was retained to assist the board of directors in evaluating the proposal and to express its opinion,  if requested by the board of  directors,  as to whether or not the  consideration  payable in the  proposed  merger was fair from a financial  point of view to holders of QCO's common stock.  Our board of directors  selected  Schneider  Securities based on its familiarity with the company and the semiconductor equipment market.

                                                 17

On August 14, 2001,  our board of directors  met with  representatives  of Schneider  Securities  to review publicly available financial and market information  regarding QCO and other  publicly-traded companies in the semiconductor  inspection market. The board of directors also reviewed a draft of a fairness  opinion provided by Schneider  Securities in advance of the meeting and discussed  various valuation  methodologies which would be utilized in connection with Schneider Securities' evaluation of the proposed  price to be paid by  KLA-Tencor  to holders of QCO common  stock.  At this meeting,
Schneider  Securities  also  rendered to the Board an oral  opinion,  which opinion was confirmed by delivery  of a written  opinion  dated  August 16,  2001 to the effect  that,  as of the date of the opinion and based on and subject to the matters  described  in the opinion,  the cash  consideration payable to QCO stockholders was fair, from a financial point of view, to the holders of QCO's common stock.

On each of August 14 and August  16,  2001,  our board of  directors  reviewed  drafts of the merger agreement,  consulting agreement and stockholders' voting agreement with Mintz, Levin, Cohn, Ferris,
Glovsky and Popeo, P.C., counsel to QCO and discussed various legal and business issues of concern.

On August 16, 2001, our board of directors met and unanimously voted in favor of the proposed merger and  authorized  our  management  to  negotiate a definitive  agreement on the terms and  conditions established by the board of directors.

Between  August 16, 2001 and August 31, 2001,  Mr.  Chase,  management  of  KLA-Tencor,  and our and
KLA-Tencor's  respective  legal  advisors  negotiated  the final terms and  conditions of the merger agreement,  within the scope of the  approval  and  authority  that had been granted by the board of directors on August 16, 2001, without any material changes to the economic terms of the transaction, including the following:

        *   termination rights under the merger agreement;
        *   the conditions upon which a termination fee would be payable and the amount of such fee;
        *   the representations, warranties and covenants of both parties; and
        *   the conditions to consummating the transaction.

We did not seek a fairness opinion on the final form of agreement from Schneider  Securities because
Schneider's fairness opinion as to fairness was based on the proposed price to be paid in the merger to the holders of our common stock.  As the proposed  price had not changed from the August 16, 2001 draft to the August 31,  2001  signing of the merger  agreement,  and as the  trading  price for our common stock had not materially changed during that time period, we deemed it unnecessary to present the final form of merger agreement to Schneider Securities for its review.

Between August 16, 2001 and August 23, 2001,  the parties  negotiated the final terms and conditions of the consulting  and  non-competition  agreement  between Mr. Chase and KLA-Tencor and the form of stockholders' voting agreement to be signed by Mr. Chase and Mr. Freeman.

                                                 18

QCO and KLA-Tencor entered into the merger agreement on Friday,  August 31, 2001. QCO issued a press release announcing the agreement on Tuesday, September 4, 2001.

REASONS FOR THE MERGER AND RECOMMENDATION OF THE BOARD OF DIRECTORS

Our board of directors believes that the $1.00 per share merger  consideration offers the best price reasonably available to our stockholders. In reaching its conclusions about the merger, our board of directors considered a number of factors, including the following:

     o   the $1.00 per share in cash would  represent an 88.7% premium over the closing price of our common stock on the trading day prior to our  announcement  of the merger and a 79% premium over the average  closing  price of our common stock for the 60 trading day period prior to the  announcement  of  the  merger,  which  the  board  believed  would  be  a  benefit  to stockholders;

     o   the  volatility of and other  factors  affecting the stock market in general and the market for our common stock in particular (including the semiconductor sector) makes it impossible to  predict  the  future  market  prices for our  common  stock,  which  results in greater uncertainty for holders of QCO common stock;

     o   the low average daily trading volume for our common stock,  which has made it difficult for would-be  sellers  or  buyers  of our  common  stock to find  willing  buyers  or  sellers, respectively,  and which tends to  increase  the  volatility  of the stock price when large sales or purchases do occur;

     o   our board of  directors'  belief that it is unlikely  that any other party would propose an acquisition or strategic  business  combination  that would be more favorable to us and our stockholders  based on  discussions  between us and other  companies  during the past year, which had not led to any indication that our stockholders  could expect to receive a higher price for their shares than that being proposed by KLA-Tencor;

     o   the  presentation  to our board of directors on August 14, 2001 and the written  opinion of
         Schneider Securities, Inc., dated August 16, 2001 to the effect that as of the date of such opinion  the $1.00 per share to be  received  by our  stockholders  was fair to them from a financial point of view;

     o   our board of directors'  belief that the merger is fair to and in the best interests of our stockholders  and that no higher price could be negotiated  with  KLA-Tencor,  based on the extensive negotiations that had taken place prior to the August 16 meeting;

     o   the  substantial  decrease  in our  revenues  for the past few  years,  which  the board of directors  had no reason to expect  would  improve  in the near  term,  and which the board believed had contributed to the decline in our stock price (for example,  our revenues have declined each year since the fiscal year ended December 31, 1996, from $13,577,000 for that fiscal year to $1,941,000 for the fiscal year ended December 31, 2000);

                                                 19

     o   our board of directors'  belief that we would be unable to secure  additional  financing if the merger is not  completed,  which was based on the board's belief that given our history of steadily  declining  revenues,  no funding  source would be willing to provide  funds on terms that were reasonable, if at all; and

     o   the risk that our  stock  will be  delisted  from the  American  Stock  Exchange,  based on communications  with the American Stock  Exchange  regarding our failure to comply with the requirement  that a company have at least  $1,000,000 in aggregate market value of publicly held shares.  Although we are now in compliance with this guideline,  the continued listing of our shares of common stock depends on our ability to meet the other  listing  guidelines established by the Exchange.  Continued listing on the American Stock Exchange is not based on any precise  mathematical  formula,  but the Exchange  has  established  guidelines  for suspending  dealings in or removing  securities  from listing,  which include a stockholder equity minimum of  $4,000,000,  levels of operating  results,  and market value of publicly held shares.  We are currently not in compliance with the requirement  that our stockholder equity exceed $4,000,000.

The foregoing list of factors considered by our board of directors is not intended to be exhaustive, but includes the material factors considered. The board of directors did not assign relative weights to any of these factors,  except for the premium  represented by the proposed  payment of the merger price in cash, which it determined to be the most significant factor in its decision.

The board of directors did not consider  establishing an independent committee to evaluate the terms of the merger. The board noted and considered the potential  conflicts of interest involving members of QCO management, including Mr. Chase's proposed relationship with KLA-Tencor following the merger, the proposed  severance payments to members of management,  and Mr. Chase's beneficial  ownership of
QCO common  stock.  See  "-Consulting  Agreement  with  KLA-Tencor",  "-Severance  Agreements",  and
"SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

The board as a whole believed that Mr. Chase's  potential  conflicts of interest did not warrant the formation of an  independent  committee,  because Mr.  Chase's  vote,  as the sole  director  with a potential  personal  interest in the transaction,  only constituted one of three votes of the board.
Accordingly,  the two  disinterested  directors  would have had the ability to block the transaction from  taking  place  had they  determined  that the  merger  was not in the  best  interests  of QCO stockholders.  In addition,  had an independent  committee  been formed,  the board believed that it would have been  necessary  for the committee to hire its own legal and  financial  advisers,  which would have consumed financial resources that we did not have to spare.

The board concluded that the benefit to our stockholders of receiving  immediate liquidity for their shares in the form of the proposed  merger  consideration  outweighed the potential  disadvantage to them of being unable to maintain their equity interest in QCO and thereby  participate in any future potential earnings or growth of QCO.

                                                 20

FAIRNESS OPINION OF FINANCIAL ADVISOR TO THE BOARD

On July 27, 2001, our board of directors engaged Schneider  Securities to issue an opinion regarding the fairness of the acquisition  proposal by KLA-Tencor.  Schneider  rendered its written opinion to our board of  directors  on August  16,  2001 that as of that date,  and based  upon and  subject to certain matters stated therein,  from a financial point of view, the  consideration to be offered by
KLA-Tencor to the QCO stockholders in the merger is fair to such stockholders.

The full text of Schneider's written opinion,  dated August 16, 2001, is attached as Annex F to this proxy  statement.  Stockholders  should read the opinion for a discussion of the  assumptions  made, procedures  followed,  factors considered and limitations upon the review undertaken by Schneider in rendering its opinion. The following is a summary of the Schneider opinion and the material analyses and  methodologies  that  Schneider  used to render its  fairness  opinion.  Our board of  directors selected Schneider Securities based on its familiarity with QCO and the semiconductor  equipment and inspection markets.  Schneider  Securities is a recognized  investment banking firm with significant experience  in providing  investment  banking and advisory  services to high  technology  companies.
Schneider Securities,  as part of its investment banking services, is often engaged in the valuation of businesses and securities in connection with mergers and acquisitions,  negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities,  private placements and valuations for corporate and other purposes.

Schneider's  services and opinion were provided for the  information and the assistance of our board of directors in connection with the consideration of the merger of QCO and Merger Sub. The Schneider opinion is not intended to be and is not a  recommendation  to any stockholder of QCO as to how such stockholder should vote regarding the merger. In addition,  the proposed consideration to be paid by
KLA-Tencor  to  stockholders  of QCO was  determined  based  on  arms'-length  negotiations  between
KLA-Tencor and QCO, as described above under "-Background of the Merger",  and was not determined or recommended by Schneider Securities.

In issuing  its  opinion,  Schneider  assumed and relied on the  accuracy  and  completeness  of the financial  and other  information  used by Schneider  without  assuming any  responsibility  for any verification of such information and further relied upon assurances by our management that they were not aware of any information which would make such information inaccurate or misleading.

In arriving at its opinion,  Schneider  conducted the following  material  analyses  relating to the proposed merger:

*        reviewed  publicly  available  business  and  financial  information  relating  to QCO that
         Schneider deemed to be relevant;

*        reviewed information,  including financial forecasts,  relating to the business,  earnings, cash flows, assets, liabilities and prospects of QCO;

                                                 21

*        conducted  discussions  with  members  of  senior  management  and  representatives  of QCO concerning the matters  described  above, as well as its business and prospects both before and after giving effect to the merger;

*        reviewed the market prices and valuation multiples for QCO's common stock and compared them with those of publicly  traded  companies  that Schneider  deemed to be relevant,  based on their comparable revenues, levels of profitability, and industry;

*        reviewed the results of operations  of QCO and compared them with those of publicly  traded companies that Schneider deemed to be relevant, based on their comparable revenues,  levels of profitability, and industry;

*        participated in discussions with our board of directors and legal advisors;

*        reviewed  a  draft  of  each  of the  merger  agreement  and  Mr.  Chase's  consulting  and non-competition agreement; and

*        reviewed  other  financial  studies and  analyses and took into  account  other  matters as
         Schneider deemed necessary,  including Schneider's  assessment of general economic,  market and monetary conditions.

The primary basis for Schneider  Securities'  opinion, and the method of analysis on which Schneider placed the greatest weight, was a comparison of the proposed merger consideration of $1.00 per share to the  prevailing  market  price for our common  stock in the months  leading up to the proposal by
KLA-Tencor  to purchase QCO. The common stock had not traded at a price of $1.00 per share since the end of January  2001,  and had reached as low as $0.30 per share in March 2001.  Schneider  observed that the  proposed  merger  consideration  represented  a premium to the market price that would not otherwise  be  available  to our  stockholders  had they sought to sell their  shares in open market transactions.

In addition,  Schneider  observed that the low levels of trading in our common stock would have made it difficult  for would-be  sellers to find  willing  buyers,  since from day to day very few of our shares  traded hands in the open market.  For  example,  from January 2001 through  August 16, 2001, there were several  trading  days on which no sales of our common  stock took place,  and there were several  other  trading  days on which  less than 500  shares  traded  during the course of the day.
Schneider observed that the payment of the merger  consideration would provide our stockholders with immediate liquidity for their shares.

Schneider also concluded that,  based on its  conversations  with our management,  its review of our financial statements,  and its knowledge of the industry for semiconductor equipment  manufacturers, our revenues  would likely  continue to decline,  the market for our products would not be likely to expand, and it would be difficult for us to obtain financing in order to grow our business. This was due primarily to the cyclicality of the semiconductor industry.

                                                 22

Schneider  observed that there was in the draft of the merger agreement no financing  contingency to
KLA-Tencor's  ability  to  consummate  the  merger  and  to  pay  the  merger  consideration  to our stockholders,  should the merger be approved.  This  provision  did not change from the draft of the agreement reviewed by Schneider to the final, executed version. This indicated that our stockholders would be able to receive the proposed merger  consideration,  once the merger itself was approved by the stockholders.

Schneider  believed  that each of these factors  weighed in favor of the fairness,  from a financial point  of  view,  of the  proposed  merger  consideration,  which  was not  subject  to a  financing contingency and would give our stockholders a premium in the form of cash for their shares over that which they could have obtained in the open market.

Pursuant to the terms of Schneider's  engagement,  QCO has agreed to pay Schneider for its financial advisory  services in connection  with the merger a fee equal to $50,000,  of which $20,000 has been previously paid and the remaining $30,000 is payable at the closing. The payment of $30,000 will not be made to Schneider if the merger is not completed.

In the  ordinary  course  of  business,  Schneider  and its  affiliates  may  actively  trade in the securities of QCO for their own accounts and for the accounts of customers and, accordingly,  may at any time hold a long or short position in such securities.

Other than as set forth above,  Schneider  Securities did not review any  additional  information in preparing  its  opinion  that,  independently,  was  material  to its  analysis.  As a  part  of its engagement,  Schneider  Securities  was not  requested  to,  and did not,  solicit  any third  party indications of interest in acquiring  QCO. Our board of directors did not place any limitation  upon
Schneider  Securities  with respect to the  procedures  followed or factors  considered by Schneider
Securities in rendering its opinion.

INTERESTS OF THE EXECUTIVES AND CERTAIN OTHER PERSONS IN THE MERGER

In considering the recommendation of the board of directors with respect to the merger, stockholders should be aware  that Eric T.  Chase,  our  president  and a member  of our board of  directors  has interests that may present actual, potential or the appearance of potential conflicts of interest in connection with the merger.  The board of directors was aware of these potential or actual conflicts of interest and considered  them along with other matters  described under "The Merger - Reasons for the Merger."

CONSULTING AGREEMENT WITH KLA-TENCOR

Upon the completion of the merger,  Eric T. Chase,  our chairman of the board and our president will enter into a consulting and  non-competition  agreement with KLA-Tencor  whereby he will serve as an independent  consultant to perform  services for KLA-Tencor for a term of two years. In exchange for his services as a consultant,  KLA-Tencor will pay Mr. Chase  $8,333.33 per month,  payable over two years, unless terminated earlier pursuant to the terms of the agreement.

                                                 23

Mr.  Chase will render the  following  services to  KLA-Tencor,  as  requested  from time to time by
KLA-Tencor:

     o   assist  KLA-Tencor  with the  reorganization  of QCO in  accordance  with  the  plans to be developed by KLA-Tencor;

     o   act as a senior technical advisor to KLA-Tencor's research and development organization;

     o   act as a representative to interact with QCO customers on behalf of KLA-Tencor; and

     o   perform other services as may reasonably be requested by KLA-Tencor.

In  addition,  for a period of two years after the  Effective  Time,  Mr. Chase will not directly or indirectly develop,  design, produce, market, sell, license or render (or assist any other person in doing the same)  products,  computer  software or services  (i) in the areas of  laser-based  defect detection  systems for computer hard disk, flat panel display,  semiconductor  or other markets,  or
(ii) competitive with those being produced,  marketed,  sold,  licensed or rendered by KLA-Tencor or
QCO on the Effective Time. Further,  Mr. Chase agreed, for a period of two years after the Effective
Time, not to solicit,  induce, recruit or encourage any of the employees of KLA-Tencor or any of its affiliates to leave their  employment.  In exchange for compliance with this  agreement,  KLA-Tencor will compensate Mr. Chase at a rate of $25,000 per quarter, for a total of eight quarters.

KLA-Tencor may terminate the consulting and non-competition agreement upon the following events:

         (i) if after the Effective Time,  KLA-Tencor  discovers that the merger agreement contained an untrue  statement of a material fact or omitted any material  fact, or that QCO failed to perform all  material  obligations  and  covenants  prior  to  the  Effective  Time,  and  the  failures  or
misrepresentations   resulted  in  KLA-Tencor  incurring  damages  in  excess  of  $90,000,   either
individually or in the aggregate (unless reimbursed by Mr. Chase); or

         (ii) if Mr. Chase fails to perform the  services  required in the  agreement or  materially breaches any other provision.

SEVERANCE AGREEMENTS

We have  previously  entered  into  employment  agreements  with six of our  seven  officers.  These agreements provide for payments to Eric Chase in the amount of $457,470, Jay Ormsby in the amount of
$357,305,  Abdu Boudour in the amount of $165,000,  N. Guy Johnson in the amount of $60,000,  Marcia

                                                 24

Olson in the amount of $54,750,  and  Marguerite J. Hill in the amount of $56,250.  These  severance agreements were entered into as of July 1, 1996 with respect to Messrs.  Chase,  Ormsby and Boudour, as of January 2, 2001 with  respect to Mr.  Johnson and Ms.  Olson,  and as of October 16, 1998 with respect to Ms. Hill. These sums will be paid immediately following the Effective Time.

MANAGEMENT OF SURVIVING CORPORATION

None of our executive  officers or members of our board of directors  will continue as management or directors of the  surviving  corporation.  Mr. Chase will be retained by  KLA-Tencor as a consultant following the Effective Time.

INDEMNIFICATION AND INSURANCE

Following the merger,  our present and former officers and directors will continue to be indemnified by KLA-Tencor against any claims made against them following the merger, for a period of three years after the Effective Time.

CERTAIN EFFECTS OF THE MERGER

If the merger is  consummated,  Merger Sub will be merged with and into QCO, with QCO  continuing as the Surviving  Corporation and becoming a wholly-owned subsidiary of KLA-Tencor. The current holders of QCO's common stock will no longer have any interest in and will not be  stockholders of QCO. Such holders, therefore, will not benefit from any future earnings or growth of QCO or from any increases in the value of QCO, and will no longer bear the risk of any decreases in the value of QCO. Instead, each  stockholder  will have the right to receive $1.00 in cash upon  consummation of the merger for each share of common stock they hold, without interest.

The benefit of the merger to the holders of common stock is the payment of a premium, in cash, above the market value for such shares prior to the announcement of the merger.  This cash payment assures that all  stockholders  will receive the same amount for their shares,  rather than taking the risks associated with attempting to sell their shares in the open market. The detriment to such holders is their inability to participate as continuing  stockholders in the possible future growth, if any, of
QCO.  If the merger is  consummated,  KLA-Tencor  will hold the entire  equity  interest  of QCO and
KLA-Tencor and its stockholders  will therefore be the sole  beneficiaries of any future earnings or growth of QCO and any increases in QCO's value.

At the Effective  Time, the  certificate of  incorporation  and bylaws of Merger Sub will become the certificate of incorporation  and bylaws of the Surviving  Corporation,  and the directors of Merger
Sub will become the directors of the Surviving Corporation.

                                                 25

STOCK EXCHANGE LISTING; FEDERAL SECURITIES LAW CONSEQUENCES

Our common stock is currently registered under the Securities Exchange Act of 1934, as amended. As a result of the merger,  the common  stock will be delisted  from the American  Stock  Exchange and no longer  publicly  traded and the  registration  of the common  stock under the  Exchange Act will be terminated.  We will be relieved of the  obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act, and our officers, directors and beneficial owners of more than
10% of the common stock will be relieved of the reporting  requirements  and  "short-swing"  trading provisions  under  Section  16 of the  Exchange  Act.  Further,  we will no longer be subject to the periodic reporting  requirements of the Exchange Act and will cease filing information with the SEC.
Accordingly, less information will be required to be made publicly available after the merger.

CONDUCT OF THE BUSINESS OF QCO IF THE MERGER IS NOT CONSUMMATED

If the merger is not consummated,  our board of directors  expects to retain our current  management team.  There are no plans in such  circumstances  to operate the business in a manner  substantially different than presently operated.

FINANCING THE MERGER

KLA-Tencor  intends  to fund the  aggregate  merger  consideration,  including  amounts  payable  to employees  as  severance  payments and fees,  expenses  and  transaction  costs from cash on hand or available to it under bank lines of credit. The merger is not conditioned upon KLA-Tencor  obtaining financing.

REGULATORY MATTERS

The  Certificate  of Merger must be filed by the parties with the  Secretary of State of Delaware in order to effect the merger.  A copy of the Certificate of Merger to be filed in Delaware is attached to this proxy statement as Annex B.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion  describes all of the material federal income tax consequences  relevant to the merger.  The discussion is based on the Internal Revenue Code of 1986, as amended,  existing and proposed Treasury regulations promulgated  thereunder,  rulings,  administrative  pronouncements and judicial decisions,  changes to which could materially affect the tax consequences  described herein and could be made on a retroactive basis.

                                                 26

The  receipt of cash in  exchange  for shares of QCO common  stock  pursuant to the merger will be a taxable  transaction  for federal  income tax purposes and may also be a taxable  transaction  under applicable state,  local and foreign income and other tax laws. The tax consequences of such receipt may vary depending upon, among other things,  the particular  circumstances  of the stockholder.  In general,  a stockholder will recognize a gain or a loss for federal income tax purposes equal to the difference  between  the  adjusted  tax basis of his or her QCO common  stock and the amount of cash received in exchange  therefor in the merger.  Such gain or loss  generally  will be (a)  calculated separately from each block of shares (i.e. shares acquired at the same cost in a single transaction)
sold or  exchanged  pursuant to the merger,  (b) a capital gain or loss if the QCO common stock is a capital asset in the hands of a stockholder,  and (c) a long-term gain or loss if the holding period for the QCO common stock is more than one year at the Effective Time.

Under the United States federal income tax laws, we or KLA-Tencor may, under certain  circumstances, be required to  withhold  31% of the amount of any  payments  made to  stockholders  pursuant to the merger.  To prevent such backup  federal  income tax  withholding  with respect to payments  made to stockholders of the purchase price of shares acquired in the merger,  each  stockholder will need to provide us or KLA-Tencor with the stockholder's  correct taxpayer  identification number and certify that the  stockholder  is not subject to backup  federal  income tax  withholding  by  completing  a substitute  Form W-9, which will be included in a packet of information  that we or KLA-Tencor  will send you once the merger is completed.

Backup  withholding is not an additional tax.  Rather,  the amount of the backup  withholding can be credited  against  the  federal  income  tax  liability  of the  person  who is  subject  to  backup withholding,  provided that the required  information is given to the Internal Revenue  Service.  If backup  withholding  results in an  overpayment  of tax, a refund can be obtained by the  beneficial owner upon filing an income tax return.

The  foregoing  discussion  does not  address  all aspects of federal  income  taxation  that may be relevant to a stockholder and may not apply to stockholders  (a) who acquired their QCO common stock pursuant to the exercise of employee stock options or other compensation  arrangements with QCO, (b)
who are not citizens or residents of the United States,  (c) who perfect their appraisal  rights, or
(d) who are subject to special tax  treatment  under the  Internal  Revenue Code (such as dealers in securities,  insurance companies,  other financial  institutions,  regulated  investment  companies, stockholders  who hold their shares as part of a hedge,  straddle,  or conversion  transaction,  and tax-exempt entities).

APPRAISAL RIGHTS

Holders of our common stock who object to the merger are entitled to appraisal rights under Delaware law. If you choose to  exercise  your rights of  appraisal,  you should  refer to Section 262 of the
Delaware  General  Corporation  Law,  referred to in this document as the DGCL, which sets forth the rights and duties  applicable to you, QCO and KLA-Tencor and the procedures  governing the appraisal of your shares. A copy of Section 262 of the DGCL is attached to this proxy statement as Annex E.

HOW TO DEMAND PAYMENT FOR AND APPRAISAL OF YOUR SHARES

If QCO stockholders  adopt the merger agreement,  QCO and KLA-Tencor intend to file a certificate of merger in Delaware as soon as  practicable  after the special  meeting.  Once Delaware  declares the merger  effective,  QCO stockholders who objected to the merger and did not vote for the merger will be entitled to perfect their appraisal rights under Delaware law.

                                                 27

If you wish to exercise your appraisal rights,  you must strictly adhere to the procedures set forth in the Delaware statute. The following is a summary of those procedures.

     o   You must file a written  objection  to the merger with QC Optics,  Inc.,  46 Jonspin  Road,
         Wilmington,  Massachusetts,  01887,  Attention:  Secretary,  before the special  meeting on
         November __, 2001,  stating your  intention to demand payment for your shares of QCO common stock if the merger and merger agreement are approved and made effective.  If you file your objection  with QCO before the meeting,  you do not need to vote against the merger and the merger  agreement.  A vote by proxy or in person against the merger proposal alone does not constitute  a demand for payment and  appraisal,  nor does it  constitute  a waiver of your rights of appraisal.

     o   You must not vote in favor of the merger and the merger agreement;  otherwise you will have waived your rights of appraisal.

     o   KLA-Tencor will notify you within ten (10) days of the merger becoming effective.  You must send  KLA-Tencor  a written  demand for payment for your shares of QCO common  stock within twenty (20) days after receiving KLA-Tencor's notice.

     o   You must not otherwise sell your shares of QCO common stock,  and you must hold your shares of QCO common stock on the effective date of the  merger, in order to take advantage of the appraisal procedure set forth in this section.

If you have followed the procedures  established  under the DGCL which are briefly  summarized above and the merger becomes  effective,  KLA-Tencor will contact you in order to determine the fair value of your  stock.  The  "fair  value"  of your  stock  will be  determined  as of the day  before  QCO stockholders adopted the merger agreement and will exclude any value arising from the expectation or effectiveness of the merger.

Within 120 days after the effective date, KLA-Tencor or any stockholder seeking appraisal rights may file a petition in the Delaware  Court of Chancery for the appraisal of their shares,  although they may, within 60 days of the effective date, withdraw their demand for appraisal.  Notwithstanding the foregoing, within 120 days of the effective date, the holders of shares seeking appraisal rights may also, upon written request,  receive from KLA-Tencor a statement  setting forth the aggregate number of shares with respect to which demands for appraisals  have been received and the aggregate  number of holders of the shares.

If you are considering  seeking  appraisal of your shares of QCO common stock,  you should note that the fair value of your  shares  determined  under the DGCL could be more,  the same or less than the merger  consideration  you would have received in the merger.  Your  appraisal  rights are your only

                                                 28

remedy if you object to  approval  of the merger and the merger  agreement,  unless  adoption of the merger and merger  agreement is determined to have been illegal,  fraudulent or in breach of the QCO board of directors' fiduciary duties.

                             CERTAIN PROVISIONS OF THE MERGER AGREEMENT

This section of the proxy  statement  describes  material  provisions of the merger  agreement.  The description of the merger agreement contained in the proxy statement is qualified in its entirety by reference to the complete text of the  Agreement and Plan of Merger,  a copy of which is attached as
Annex A to this proxy statement and is incorporated herein by reference.  YOU ARE URGED TO CAREFULLY
REVIEW THE MERGER AGREEMENT IN ITS ENTIRETY.

EFFECTIVE TIME

Subject to the provisions of the merger agreement, as soon as practicable following the day on which the last of the  conditions  set forth in the  merger  agreement  are  satisfied  (or  waived),  the certificate of merger will be filed by the parties in accordance with the DGCL with the Secretary of
State of the State of Delaware.  The merger will become effective upon the filing of the Certificate of Merger (the "Effective Time").

THE MERGER; MERGER CONSIDERATION

The  merger  agreement  provides  that,  subject to the  adoption  of the  merger  agreement  by our stockholders and satisfaction of certain other conditions,  Merger Sub, a wholly-owned subsidiary of
KLA-Tencor,  will be merged with and into QCO, at which time the  separate  corporate  existence  of
Merger Sub will cease and QCO will continue as the surviving corporation.  Immediately following the consummation of the merger, QCO, as the surviving corporation,  will be a wholly-owned subsidiary of
KLA-Tencor.

At the Effective  Time of the merger,  by virtue of the merger and without any action on the part of any stockholder:

     o   All issued and  outstanding  shares of QCO common stock will be converted into the right to receive $1.00 in cash, without interest (except for shares as to which appraisal rights are perfected by a dissenting stockholder).  Each holder of QCO common stock will cease to have any  rights  with  respect  to those  shares,  except  the  right  to  receive  the  merger consideration in accordance with the terms of the merger agreement;

     o   Each share of Merger Sub common  stock  issued  and  outstanding  immediately  prior to the
         Effective Time will be canceled and converted into one fully paid and nonassessable  common share of the  surviving  corporation,  which share shall be  registered  in the name of and beneficially owned by KLA-Tencor; and

                                                 29

     o   Dissenting  stockholders will not be entitled to any portion of the merger consideration or other  distributions  unless the  dissenting  stockholder  fails to  perfect  or  otherwise withdraws or loses his or her appraisal  rights under  Delaware  law.  Shares of QCO common stock as to which  appraisal  rights have been exercised will be treated in accordance with
         Section 262 of the  Delaware  General  Corporation  Law.  Stockholders  who  perfect  their appraisal  rights are  entitled to the "fair  value" of their  shares.  If any person,  who otherwise  would  be  deemed  a  dissenting  stockholder,  fails  to  properly  perfect  or effectively loses the right to dissent with respect to any QCO shares, those shares will be treated  as  though  they had been  converted  as of the  Effective  Time into the right to receive $1.00 in cash, without interest.

PAYMENT OF MERGER CONSIDERATION

On or before the Effective  Time,  KLA-Tencor will select a reputable bank or trust company to serve as the paying agent (the "Paying Agent") under the merger agreement.

As soon as is practicable  after the Effective Time, but within five business days, the Paying Agent will mail to each non-dissenting  holder of record of shares of common stock a letter of transmittal and  instructions  for effecting the  surrender of the QCO  certificates  in exchange for the merger consideration.  No stockholder should surrender any certificates for surrender until the stockholder receives such letter of  transmittal  from the Paying  Agent.  Upon  surrender of a certificate  for cancellation  to the  Paying  Agent,  together  with a letter of  transmittal,  duly  completed  and executed,  and such other customary  documents as may be required pursuant to the instructions,  the holder of such certificate will be entitled to receive in exchange therefor the merger consideration into which the number of QCO common stock previously  represented by such stock certificate(s) shall have been converted without any interest thereon, and less any amounts required to be withheld under applicable tax laws. See "Federal Income Tax  Consequences." The certificates so surrendered will be cancelled.

TREATMENT OF STOCK PLANS

The 1996 Stock Option Plan and the  Director  Formula  Stock  Option Plan shall  terminate as of the
Effective Time.

REPRESENTATIONS AND WARRANTIES

The merger agreement contains certain representations and warranties of ours, without limitation representations and warranties regarding, among other things:

     o   our organization and qualification;
     o   our capitalization;
     o   our authority relative to the merger agreement;

                                                 30

     o   Securities and Exchange Commission filings and financial statements;
     o   absence of undisclosed liabilities;
     o   patents and trademarks;
     o   absence of litigation or proceedings;
     o   the absence of changes or events which would have a material adverse effect on QCO; and
     o   the approval of the merger by our board of directors.

The merger agreement also contains certain  representations  and warranties of KLA-Tencor and Merger
Sub, without limitation, representations and warranties regarding among other things:

     o   their organization and qualification;
     o   their authority relative to the merger agreement; and
     o   their sufficiency of funding to satisfy their obligation in connection with the merger agreement.

AGREEMENTS AND OBLIGATIONS OF THE PARTIES PENDING THE EFFECTIVE TIME

We have  agreed  that,  prior to the  Effective  Time,  except  with the prior  written  consent  of
KLA-Tencor, we will not, among other things:

     o   conduct our business  except in the ordinary  course of business and  consistent  with past practices;
     o   sell,  lease or exchange or enter into any agreement to sell,  lease or exchange all or any portion of our assets other than in the ordinary course of business;
     o   enter into, assume or cancel any material contract, agreement, obligation, lease, license or commitment except in the ordinary course of business;
     o   license any intangibles to any third party, other than in the ordinary course of business;
     o   merge or consolidate with any other corporation; and
     o   issue any stock (other than upon exercise of  outstanding  options and warrants) or acquire any  stock,  any  business,  property  or assets of any other  person,  firm,  association, corporation or other business organization other than in the ordinary course of business.

ACQUISITION PROPOSALS

The merger  agreement  provides  that,  at no time prior to the Effective  Time,  may we directly or indirectly authorize or permit any of our directors, officers or other representatives to:

                                                 31

     o   initiate,  solicit,  encourage or otherwise  facilitate  any inquiries or the making of any
         Acquisition Proposal as defined in the merger agreement;
     o   have any  discussion or engage in  negotiations  concerning  an  Acquisition  Proposal,  or furnish any  confidential  information  to any person or entity  relating to an Acquisition
         Proposal;
     o   endorse or recommend any Acquisition Proposal; or
     o   enter into any letter of intent or similar document or agreement relating to an Acquisition
         Proposal.

unless (1) our board of directors  concludes in good faith after  consultation  with our independent legal counsel and financial  advisors that such proposal is reasonably  capable of being  completed, and if consummated,  would result in a transaction more favorable to our stockholders; (2) our board of directors concludes in good faith following  consultation with our independent legal counsel that such action is reasonably  necessary in order for the board to comply with its  fiduciary  duties to our  stockholders;  (3) prior to  providing  any data or  information  to any person or  entity,  or entering  into  discussions  or  negotiations  with such  person or entity,  our board of  directors receives an executed  confidentiality  agreement;  (4) our board of directors notifies KLA-Tencor of such offer and  discussions  prior to supplying such person or entity with any data or  information;
and (5) if within five business  days, we have not received any offer by KLA-Tencor  which our board of directors by a majority vote determines in its good faith judgment to be at least as favorable to our stockholders.

For purposes of the merger  agreement,  an  "Acquisition  Proposal" means any proposal or offer with
respect  to  a  merger,  reorganization,   share  exchange,  consolidation,   business  combination,
recapitalization,  liquidation, dissolution or similar transaction involving or any purchase or sale of all or any significant portion of the assets or any equity securities of QCO.

DIRECTORS' AND OFFICERS' INDEMNIFICATION

QCO will, and after the Effective Time,  Merger Sub will indemnify all current and former directors, officers and employees of QCO against all liabilities or any claim arising out of their positions at
QCO, the merger  agreement or the transactions  contemplated by the merger agreement  subject to the limitations set forth in the merger agreement.

CONDITIONS TO THE MERGER

QCO. The  obligations of QCO to effect the merger are subject to the  satisfaction  of the following conditions or the waiver thereof before the Effective Time:

     o   the representations and warranties of KLA-Tencor and Merger Sub in the merger agreement are true and correct in all material respects as of the date of the merger agreement and on and as of the Effective Time;
     o   KLA-Tencor and Merger Sub having performed and complied, in all material respects, with all of their covenants set forth in the merger agreement; and

                                                 32

     o   the merger and the merger agreement having been approved by the holders of a majority of the outstanding shares of QCO common stock.

KLA-Tencor  and Merger Sub. The  obligations  of KLA-Tencor  and Merger Sub to effect the merger are subject to the satisfaction of the following  conditions or the waiver thereof by KLA-Tencor  before the Effective Time:

     o   the representations and warranties of QCO in the merger agreement being true and correct in all material  respects as of the date of the merger  agreement  and the  Effective  Time as though made on or as of the Effective Time;
     o   the merger and the merger  agreement  having been  approved by the holders of a majority of the outstanding shares of QCO common stock;
     o   holders of no more than 9% of QCO's  common  stock  shall have  exercised  their  appraisal rights under Delaware law; and
     o   other conditions that are typical in merger transactions of this kind.

In addition,  the  obligations of KLA-Tencor and Merger Sub to effect the merger are contingent upon the Company's net cash position, as defined below, not being less than a deficit of $365,000,  after payment  of all of QCO's  employment  obligations  and other  adjustments.  The  Company's  net cash position  means the  difference  between  its cash minus its  liabilities  as of the time the merger becomes  effective.  This  amount may be  increased  to the extent  that a portion of the  Company's accounts  receivable  is not  collected or becomes  uncollectible,  but in no event will this amount exceed $515,000;  however,  the maximum permissible deficit will increase by $7,000 per day for each day following October 31, 2001 if the merger occurs after that date. We anticipate that our net cash position  at the time  the  merger  becomes  effective  will  meet the  requirements  of the  merger agreement. KLA-Tencor and Merger Sub may have the right to terminate the merger agreement if our net cash position declines more than we anticipate between now and the date of the merger.

TERMINATION

QCO and KLA-Tencor  may mutually  agree to terminate the merger  agreement at any time. In addition, either party may terminate the merger agreement if, among other things:

     o   Our stockholders do not approve the merger agreement;
     o   The parties do not complete the merger by a date to be  determined by adding to October 31,
         2001 the total  number of calendar  days  included in the period that starts on the date on which the SEC  decided to review this proxy  statement  and ending on the date that the SEC notifies us that it has completed its review,  which date, as of October 10, 2001, will not be earlier than November 24, 2001; and
     o   If our board of directors  (i)  withdraws,  modifies or changes its  recommendation  of the merger  agreement or changes the  transaction  to be adverse to  KLA-Tencor;  (ii) fails to reaffirm  the  approval  of this merger if there is another  proposal to acquire us;  (iii)
         recommends  another  acquisition  proposal to the stockholders;  or (iv) does not recommend against a tender offer for more than 10% of the outstanding stock of QCO.

FEES AND EXPENSES

Whether or not the  merger is  consummated,  and except as  provided  below,  all fees and  expenses incurred with the merger will be paid by the party incurring the expenses.

                                                 33

QCO must pay  KLA-Tencor a  termination  or  "break-up"  fee of $250,000 if the merger  agreement is terminated by KLA-Tencor  because (i) we breach a  representation,  warranty,  covenant or agreement which is not cured in all material respects, (ii) we have more than 3,010,000 shares of common stock issued and outstanding,  (iii) our stockholders do not approve the merger agreement; (iv) the merger is not completed by the date described in the second bullet point under  "-Termination",  above;  or
(v) if our board of directors (A) withdraws,  modifies or changes its  recommendation  of the merger agreement  or  the  transactions  contemplated  by the  merger  agreement  in a  manner  adverse  to
KLA-Tencor;  (B) fails to  reaffirm  the  approval  of this  merger if there is another  proposal to acquire  us; (C)  recommends  another  acquisition  proposal  to the  stockholders;  or (D) does not recommend against a tender offer by a third party for more than 10% of the outstanding stock of QCO.

KLA-Tencor  must pay QCO a  termination  or  "break-up"  fee of $250,000 if the merger  agreement is terminated by QCO because KLA-Tencor or Merger Sub breaches a representation,  warranty, covenant or agreement which breach is not cured in all material respects.

                                        PARTIES TO THE MERGER

QCO
QC Optics, Inc.
46 Jonspin Road, Wilmington, Massachusetts 01887, (978) 657-7007

We  design,   manufacture  and  market  laser-based  defect  detection  systems  primarily  for  the semiconductor and computer hard disk markets.  We use our technology to scan a computer hard disk or photomask for defects or contamination.  Our systems combine automatic handling and computer control with laser-based technology.

KLA -TENCOR
KLA-Tencor Corporation
160 Rio Robles, San Jose, California 95134, (408) 875-3000

KLA-Tencor is the world's leading supplier of process control and yield management solutions for the semiconductor and related microelectronics industries.

MERGER SUB
Katmandu Acquisition Corp.
160 Rio Robles, San Jose, California 95134, (408) 875-3000

Merger Sub is a Delaware corporation that is wholly owned by KLA-Tencor KLA-Tencor formed Merger Sub in February, 2001. The sole purpose of Merger Sub is to be merged with and into QCO.

                                                 34

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth certain  information as of August 31, 2001 concerning the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all directors and executive officers as a group.

                                                                   Shares Beneficially Owned (1)
                                                                   -----------------------------
Name and Address (2)                                                Number              Percent
--------------------                                                ------              -------

KLA-Tencor Corporation (3)                                         1,033,059              34.5%
QC Optics, Inc. Voting Trust (4).....................              1,032,859              34.5%
Kobe Steel USA Holdings, Inc. (5)....................               594,187               19.8%
Eric T. Chase (4)(6).................................              1,044,684              34.7%
Jay L. Ormsby (4)(7).................................               173,072                5.8%
Abdu Boudour (4)(8)..................................               88,154                 2.9%

John Freeman (4)(9) .................................               78,781                 2.6%

Allan Berman (10)....................................               30,000                 1.0%

John M. Tarrh (11)...................................               30,000                 1.0%

All directors and current executive officers
  as a group (7 persons)(4)(6)(7)(8)(9)(10)(11)(12) ..             1,141,290              36.8%
-----------------

(1)      The  number of shares of  common  stock  issued  and  outstanding  on August  31,  2001 was
         2,994,888.  The  calculation of percentage  ownership for each listed  beneficial  owner is based upon the number of shares of common stock issued and  outstanding at August 31, 2001, plus shares of common  stock  subject to warrants and options held by such person at August
         31, 2001 and  exercisable  within 60 days  thereafter,  including  any options which become fully  exercisable  in  connection  with the  consummation  of the merger.  The persons and entities  named in the table have sole  voting  and  investment  power with  respect to all shares shown as beneficially owned by them, except as noted below.

                                                 35

(2)      The address for all of these individuals, except for Kobe Steel USA Holdings, Inc. ("Kobe")
         and  KLA-Tencor   Corporation  is  c/o  QC  Optics,  Inc.,  46  Jonspin  Road,  Wilmington,
         Massachusetts  01887.  The address for Kobe is 535 Madison Avenue,  New York, NY 10022. The
         address for KLA-Tencor Corporation is 160 Rio Robles, San Jose, CA 95134.

(3)      As an inducement to KLA-Tencor to enter into the merger  agreement,  Eric T. Chase,  as the sole voting  trustee of the Voting  Trust (as  defined in footnote 4 below),  Eric T. Chase individually,  and John R. Freeman  individually  have entered  into a  Stockholder  Voting
         Agreement,  dated as of August 31, 2001,  with KLA-Tencor and have, by executing the voting agreement,  irrevocably  appointed  KLA-Tencor (or any nominee of KLA-Tencor) as his lawful attorney  and proxy.  Such proxy gives  KLA-Tencor  the  limited  right to vote each of the
         1,033,059 shares of common stock  beneficially and collectively owned by the signatories to the voting agreement in all matters related to the merger.  Accordingly, as a result of the voting  agreement,  KLA-Tencor may be deemed to be the beneficial owner of 1,033,059 shares of QCO common stock  pursuant to Rule 13d-3 under the  Securities  Exchange Act of 1934, as amended.  KLA-Tencor has shared power to vote all of these shares for the limited  purposes described  above.  KLA-Tencor does not have the sole power to vote or to direct the vote or to dispose or to direct the disposition of these shares.  KLA-Tencor (i) is not entitled to any rights as a  stockholder  of QCO as to the shares  covered by the voting  agreement and
         (ii) disclaims any beneficial ownership of the shares of QCO common stock which are covered by the voting agreement.

(4)      Eric T.  Chase is the sole  voting  trustee  of the QC Optics  Voting  Trust  (the  "Voting
         Trust"). The stockholders  participating in the Voting Trust and the number of their shares subject to the Voting Trust are as follows: Eric T. Chase - 634,517 shares; Jay L. Ormsby -
         162,599 shares;  John R. Freeman - 78,581 shares;  Abdu Boudour - 78,581 shares; and Albert
         E. Tobey - 78,581 shares.

(5)      Based solely on a Form 4 filed on July 11, 2000, as amended on January 23, 2001.

(6)      Includes  1,032,859  shares  subject  to the Voting  Trust for which Mr.  Chase is the sole voting  trustee and includes 100 shares of common stock owned by Mr.  Chase.  Also includes
         (i) 5,292  shares of common  stock  issuable  upon the exercise of an option at an exercise price of $1.313 per share,  which  expires on June 19,  2006;  (ii) 5,000  shares of common stock  upon the  exercise  of an option at an  exercise  price of $1.313  which  expires on
         January 21,  2008;  (iii) 1,333  shares of common  stock  issuable  upon the exercise of an option to purchase  shares of common stock at an exercise price of $1.688 per share,  which expires on June 8, 2010 and vests in three  equal  installments  over a three  year  period commencing on June 9, 2001;  and (iv) 100 shares of common stock issuable upon the exercise of a warrant to purchase  shares of common stock at $7.80 per share,  which warrant expires on October 23, 2001. The options  described in this footnote will not vest in full upon the consummation of the merger.

                                                 36

(7)      Includes  (i) 4,140 shares of common  stock  issuable  upon the exercise of an option at an exercise  price of $1.313 per share,  which expires on June 19, 2006;  (ii) 5,000 shares of common stock  issuable  upon the  exercise of an option at an exercise  price of $1.313 per share,  which expires on January 21, 2008;  and (iii) 1,333 shares of common stock issuable upon the exercise of an option to purchase  shares of common stock at an exercise  price of
         $1.688 per share,  which expires on June 8, 2010 and vests in three equal installments over a three year period commencing on June 9, 2001. The options described in this footnote will not vest in full upon the consummation of the merger.

(8)      Includes  (i) 3,240 shares of common  stock  issuable  upon the exercise of an option at an exercise  price of $1.313 per share,  which expires on June 19, 2006;  (ii) 5,000 shares of common stock  issuable  upon the  exercise of an option at an exercise  price of $1.313 per share,  which expires on January 21, 2008;  and (iii) 1,333 shares of common stock issuable upon the exercise of an option to purchase  shares of common stock at an exercise  price of
         $1.688 per share,  which expires on June 8, 2010 and vests in three equal installments over a three year period commencing on June 9, 2001. The options described in this footnote will not vest in full upon the consummation of the merger.

(9)      Includes (i) 78,581  shares of common stock owned by Mr.  Freeman and held by the QC Voting
         Trust, (ii) 100 shares of common stock owned directly by Mr. Freeman;  and (iii) 100 shares of common stock issuable upon the exercise of a warrant to purchase  shares of common stock at $7.80 per share, which warrant expires on October 23, 2001.

(10)     Includes (i) 15,000  shares of common stock  issuable  upon the exercise of an option at an exercise  price of $3.25 per share,  which expires on June 10, 2007, and (ii) 15,000 shares of common stock issuable upon the exercise of an option to purchase  shares of common stock at an exercise price of $0.60 per share,  which expires on June 14, 2001 and which vests in
         16 equal monthly installments over a four-year period commencing on July 1, 2001, but which vests in full upon the consummation of the merger.

(11)     Includes (i) 15,000  shares of common stock  issuable  upon the exercise of an option at an exercise price of $3.625 per share,  which expires on June 17, 2006; and (ii) 15,000 shares of common stock issuable upon the exercise of an option to purchase  shares of common stock at an exercise price of $1.75 per share,  which expires on June 11, 2010 and which vests in
         16 equal  installments  over a four year period commencing on July 1, 2000, but which vests in full upon consummation of the merger.

                                                 37

(12)     Includes  (i) 6,360 shares of common  stock  issuable  upon the exercise of an option at an exercise  price of $6.30 per share,  which  expires on June 19, 2006;  (ii) 5,000 shares of common stock  issuable  upon the  exercise of an option at an exercise  price of $1.313 per share,  which expires on October 15, 2008;  and (iii) 4,000 shares of common stock issuable upon the exercise of an option to purchase  shares of common stock at an exercise  price of
         $1.688 per share,  which expires on June 8, 2010 and vests in three equal installments over a three  year  period  commencing  on June 9,  2001,  but  which  vests  in full  upon  the consummation of the merger.

                                            OTHER MATTERS

The board of directors  knows of no other business which will be presented for action at the special meeting.  If any other business is properly brought before the special meeting,  it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                                        STOCKHOLDER PROPOSALS

If  the  merger  is  consummated,  there  will  be no  public  stockholders  of QCO  and  no  public participation in any future meetings of QCO stockholders. However, if the merger is not consummated,
QCO's public stockholders will be entitled to attend and participate in QCO stockholder's  meetings.
Pursuant to Rule 14a-8 under the Exchange Act promulgated by the Securities and Exchange  Commission
("SEC"),  any  stockholder  of QCO who wishes to present a proposal  at the 2002  annual  meeting of stockholders of QCO and who wishes to have such proposal  included in QCO's proxy statement for that meeting,  must  deliver a copy of such  proposal to QCO at 46 Jonspin  Road,  Wilmington,  MA 01887,
Attention:  Secretary,  so that it is received no later than December 24, 2001. To be considered for presentation at the 2002 annual  meeting,  although not included in the proxy  statement,  proposals must be received no earlier than March 8, 2002 and no later than April 9, 2002.  Proposals  received outside that time frame will not be voted on at the 2002 annual  meeting.  If a proposal is received within that time frame,  the proxies that  management  solicits  for the meeting may still  exercise discretionary  voting authority on the proposal under circumstances  consistent with the proxy rules of the SEC.

                                        AVAILABLE INFORMATION

No person is  authorized  to give any  information  or to make any  representations,  other  than as contained in this proxy statement,  in connection with the merger  agreement or the merger,  and, if given or made, such information or representations  may not be relied upon as having been authorized by QCO.  The  delivery  of this proxy  statement  shall  not,  under any  circumstances,  create any implication  that there has been no change in the  information set forth herein or in the affairs of
QCO since the date hereof.

                                                 38

QCO is currently  subject to the  information  requirements  of the  Exchange Act and in  accordance therewith files periodic  reports,  proxy statements and other  information with the SEC relating to its  business,  financial and other  matters.  Copies of such reports,  proxy  statements  and other information may be copied (at prescribed rates) at the public reference facilities maintained by the
SEC at 1024 Fifth Street,  N.W.,  Judiciary Plaza,  Washington,  D.C. 20549. For further information concerning the SEC's public reference rooms,  you may call the SEC at  1-800-SEC-0330.  Some of this information  may also be  accessed  on the World  Wide Web  through  the SEC's  Internet  address at
http://www.sec.gov.  Our common stock is listed on the American Stock Exchange (ticker symbol: OPC), and materials may also be inspected at our offices, 46 Jonspin Road, Wilmington, MA 01887.

Wilmington, MA
November __, 2001

                                                 39

                               ANNEX A - AGREEMENT AND PLAN OF MERGER

                                                AMONG

                                          QC OPTICS, INC.,

                                       KLA-TENCOR CORPORATION

                                                 AND

                                     KATMANDU ACQUISITION CORP.

                                     DATED AS OF AUGUST 31, 2001

                                                                                   EXECUTION VERSION

                                    AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT, dated as of the 31st day of August, 2001 (the "Agreement"), is entered into by and among KLA-Tencor Corporation,  a Delaware corporation having an office at 160 Rio Robles, San
Jose,  California 95134  ("KLA-Tencor"),  Katmandu  Acquisition Corp., a Delaware  corporation and a wholly-owned  subsidiary of KLA-Tencor ("Merger Sub"), and QC Optics,  Inc., a Delaware  corporation having an office at 46 Jonspin Road, Wilmington, Massachusetts 01887 (the "Company").

         WHEREAS, the Boards of Directors of Merger Sub and the Company deem it advisable and in the best interests of such corporations and their respective stockholders that Merger Sub be merged into and with the Company on the terms and conditions set forth in this  Agreement,  as a result of which the Company will become a wholly-owned subsidiary of KLA-Tencor; and

         WHEREAS, the Board of Directors of KLA-Tencor has approved the merger;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable  consideration,  the receipt of which is acknowledged by each party hereto, the parties hereto agree as follows:

                                              ARTICLE 1

                                             THE MERGER

         Section 1.1.  AGREEMENT AND PLAN OF MERGER.  Effective as of the Effective Date (as defined in Section 2.2 below),  Merger Sub shall be merged with and into the Company (hereinafter  sometimes called the "Merger") in accordance  with the terms of this  Agreement and the  Certificate of Merger set forth in EXHIBIT A hereto (the  "Certificate  of Merger").  The Company shall be the corporation surviving the Merger (the "Surviving  Corporation"),  and the separate existence of Merger Sub shall cease as of the Merger.  The Certificate of  Incorporation  of Merger Sub, as in effect  immediately prior to the Effective Time (as defined in Section 2.2 below),  shall  thereafter be the Certificate of  Incorporation  of the Surviving  Corporation;  provided,  however,  that at the Effective  Time,
Article I of the Certificate of Incorporation of the Surviving  Corporation shall be amended to read as follows:  "The name of the Corporation is QC Optics, Inc." The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall thereafter be the Bylaws of the Surviving Corporation until  thereafter  amended as provided by law and such Bylaws (except as necessary to conform to the name change  contemplated  by the  preceding  sentence).  The  directors  and officers of Merger Sub immediately prior to the Effective Time shall be the initial directors and officers of the Surviving
Corporation,  each to hold office in accordance with the Certificate of Incorporation and By-Laws of the  Surviving  Corporation,  in each case until their  respective  successors  are duly  elected or appointed  and  qualified.  The effect of the Merger  shall be as provided by the  Delaware  General
Corporation Law (the "DGCL").

                                                 1

         Section 1.2.  CONVERSION OF THE COMPANY'S  SHARES. At the Effective Time, each share of the
Company's  capital stock  outstanding  immediately  prior thereto (herein  referred to as a "Company
Share" and  collectively  as the "Company  Shares")  shall,  by virtue of the Merger and without any action on the part of the holder  thereof,  but subject to this Section and to Sections 1.3, 1.4 and
1.5 below,  be canceled and converted  into the right to receive,  in cash, an amount equal to $1.00 per share (the "Per Share Purchase  Price"),  except that in no event shall the total amount payable by KLA-Tencor for the Company Shares exceed  $3,010,000 (the "Purchase  Price");  provided,  however that the  Purchase  Price shall be  increased  by an amount  equal to the Per Share  Purchase  Price multiplied  by the  Additional  Shares (as defined  below) if the  Company's  Net Cash  Position (as defined in Section  5.1(r)) is increased by the Per Share  Purchase Price for each of the Additional
Shares.  For  purposes  hereof,  "Additional  Shares"  shall mean those  Company  Shares  issued and outstanding at the Effective  Time and which were not issued and  outstanding as of the date hereof, which are issued upon the exercise of any Warrants  (as defined in Section  3.2(b)  hereof) for cash pursuant to the terms thereof.

         Section 1.3 DISSENTING SHARES. Each outstanding Company Share held by a stockholder who has demanded and perfected  his or her right to an appraisal of his or her Company  Shares in accordance with Section 262 of the DGCL and who has not effectively  withdrawn or lost his or her right to such appraisal  (the  "Dissenting  Shares") shall not be converted into or represent the right to receive his or her Per Share  Purchase  Price  represented  by such Company  Shares  pursuant to Section 1.2 above, but the holder thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL.

         Section 1.4.  PAYMENT FOR COMPANY SHARES.  KLA-Tencor shall pay the Purchase Price to State
Street  Bank and Trust  Company  (or to another  bank,  trust  company or  transfer  agent as may be selected by KLA-Tencor and which shall be reasonably  acceptable to the Company (as the case may be, the "Paying  Agent") at the Effective  Time.  Promptly (but in any event within five business  days)
following  the  Effective  Date,  the Paying  Agent  shall mail to each  holder of record  (each,  a
"Stockholder"  and,  collectively,  the  "Stockholders")  of a  certificate  or  certificates  which immediately  prior to the  Effective  Time  represented  outstanding  Company  Shares (the  "Company
Certificates"),  other than the Company and any  subsidiary  of the Company,  the  following:  (i) a letter of  transmittal  (which shall specify that delivery  shall be effected,  and risk of loss and title to the Company  Certificates shall pass, only upon delivery of the Company Certificates to the
Paying Agent and shall be in such form and have such other  provisions as KLA-Tencor  may reasonably specify) and (ii)  instructions for effecting the surrender of the Company  Certificates in exchange for such holder's or person's Per Share Purchase Price. Upon surrender of a Company  Certificate (or affidavit of lost,  stolen or destroyed Company  Certificate  pursuant to Section 1.8) to the Paying
Agent or to such other agent or agents as may be appointed by the  Surviving  Corporation,  together with such letter of  transmittal,  duly completed and executed,  and such other  documents as may be reasonably required by the Paying Agent, the holder of such Company Certificate shall be entitled to receive in exchange therefor an amount equal to such holder's Per Share Purchase Price multiplied by the number of Company Shares so delivered (the "Purchase Payment"),  less any amounts required to be withheld under applicable federal,  state, local or foreign income tax regulations;  and the Company
Certificates so surrendered shall forthwith be canceled.  No interest will be paid or will accrue on

                                                 2

the cash payable upon the surrender of any Company Certificate. Until surrendered as contemplated by this Section 1.4, each Company  Certificate  shall be deemed at any time after the Effective Time to represent  only the right to receive upon such  surrender,  the amount of cash  specified in Section
1.2;  PROVIDED,  HOWEVER,  that  unless and until any such  outstanding  Company  Certificate  is so surrendered  (or an  affidavit of lost,  stolen or  destroyed  Company  Certificate  and  reasonably satisfactory  indemnity bond is provided),  the holder of such outstanding Company Certificate shall cease to have any rights as a Stockholder,  except such rights, if any, as such holder may have with respect to Dissenting  Shares,  and, except as set forth above, shall not be entitled to receive any consideration  from the Surviving  Corporation  and/or KLA-Tencor with respect to the Company Shares represented by such Company Certificate.  Any funds deposited with the Paying Agent that are payable to a former  Stockholder  which has not  submitted a claim for its Purchase  Payment as described in this Section 1.4 within one year after the Effective Time shall be paid to the Surviving Corporation upon demand, and any former Stockholders who have not theretofore complied with the instructions for exchanging their Company  Certificates  shall thereafter look only to the Surviving  Corporation for payment,  it being  acknowledged  by KLA-Tencor,  Merger Sub and the Company that the receipt of any such amounts by the Surviving  Corporation  shall not relieve it of its payment  obligations to such former Stockholders. After the Effective Time, no further exercises of options to purchase shares of capital stock of the Company ("Company Options") shall be permitted.

         Section 1.5. CERTAIN OTHER AGREEMENTS. Concurrently with the execution and delivery of this
Agreement,  there shall be delivered to KLA-Tencor  (i) a consulting  and  noncompetition  agreement between  KLA-Tencor  and Eric T. Chase  ("Chase"),  in the form of EXHIBIT B attached  hereto,  duly executed and  delivered by each of KLA-Tencor  and Chase (the  "Consulting  Agreement");  and (ii) a
voting agreement among the Company, Chase, acting in his own capacity and in his capacity as Trustee of the QC Optics Voting Trust u/d/t dated as of October 27, 1995 and John R. Freeman  ("Freeman") in
the form of EXHIBIT C attached hereto,  pursuant to which such Stockholders shall covenant and agree to vote all of the  capital  stock of the  Company  held by them in  favor of the  adoption  of this
Agreement and the Merger (the "Voting Agreement").

         Section 1.6.  CONVERSION OF MERGER SUB SHARES.  On the Effective Date, each share of Merger
Sub's common stock, $.01 par value per share ("Common Stock"), outstanding immediately prior thereto shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and converted into one fully paid and nonassessable common share of the Surviving Corporation, which share shall be registered in the name of and beneficially owned by KLA-Tencor.

         Section 1.7. CLOSING OF STOCK TRANSFER BOOKS. The stock transfer books of the Company shall be closed at the close of business on the business day immediately preceding the Effective Date, and after the Effective Time,  except for transfers of Dissenting  Shares in accordance with Section 262 of the DGCL, there shall be no transfers on the Company's stock transfer books of the Company Shares which were  outstanding  immediately  prior to the  Effective  Time.  In the event of a transfer  of ownership of Company Shares which is not registered in the Company's transfer records,  the Purchase
Price to be paid in the Merger as provided  herein may be delivered to a transferee,  if the Company
Certificate  representing  such Company Shares is presented to the Paying Agent,  accompanied by all documents  required to evidence  and effect such  transfer  and by payment of any  applicable  stock transfer taxes.

                                                 3

         Section 1.8. LOST CERTIFICATES.  In the event any Company Certificate shall have been lost, stolen or  destroyed,  upon the  making of an  affidavit  of that fact by the person  claiming  such
Company Certificate to be lost, stolen or destroyed,  the Paying Agent or the Surviving  Corporation shall issue in exchange for such lost,  stolen or destroyed  Company  Certificate the  consideration payable  in  exchange  therefor  pursuant  to this  Article  1. The  Paying  Agent or the  Surviving
Corporation may, as a condition  precedent to the issuance thereof,  require the owner of such lost, stolen or destroyed Company Certificate to give the Paying Agent or the Surviving Corporation a bond that is reasonably  satisfactory  to KLA-Tencor and the Paying Agent in such sum as it may direct as indemnity  against any claim that may be made against the Surviving  Corporation with respect to the
Company Certificate alleged to have been lost, stolen or destroyed.

         Section 1.9. ABANDONED PROPERTY.  Neither KLA-Tencor nor the Surviving Corporation shall be liable to any  Stockholder  for any portion of the Purchase  Price  delivered  to a public  official pursuant to any applicable abandoned property, escheat or similar law.

         Section 1.10. ADOPTION. This Agreement shall be submitted to the stockholders of Merger Sub and the Company in the manner  provided by law. In the case of Merger Sub,  KLA-Tencor,  as its sole stockholder, shall vote all its shares in favor of the adoption of this Agreement and the Merger. In the case of the  Company,  this  Agreement  shall be promptly  submitted  to its  Stockholders  at a
Stockholder  meeting duly called and held pursuant to the DGCL. Subject to the provisions of Section
4.6(b),  the Board of Directors of the Company shall recommend to the  Stockholders  the approval of this Agreement and the Merger.

                                              ARTICLE 2

                                               CLOSING

         Section 2.1. TIME AND PLACE OF CLOSING.  The closing under this Agreement  (the  "Closing")
shall take place at the offices of Morse,  Barnes-Brown & Pendleton,  P.C.,  Reservoir  Place,  1601
Trapelo Road, Waltham, Massachusetts 02451 at 11:00 A.M., local time, on the day of the later of (i)
the approval by the  Stockholders of the execution,  delivery and performance by the Company of this
Agreement,  and (ii)  satisfaction  of all other  conditions  to  Closing  as set forth in Article 5 hereof,  or at such other time or date as may be  mutually  agreeable  to the  parties  hereto.  All transactions at the Closing shall be deemed to take place simultaneously and no transaction shall be deemed to have been completed and no document or certificate  shall be deemed to have been delivered until all transactions are completed and all documents delivered.

         Section 2.2.  CONSUMMATION OF THE MERGER.  As soon as is practicable after the satisfaction or waiver of the conditions set forth in Article 5 hereof,  the parties hereto will cause the Merger to be consummated  by delivering to the Secretary of State of the State of Delaware the  Certificate
of Merger.  The Merger shall become  effective at the time that the  Certificate  of Merger is filed with the Secretary of State of the State of Delaware in accordance  with the relevant  provisions of the DGCL (the  "Effective  Time").  The term  "Effective  Date"  shall mean the date and time of the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

                                                 4

         Section  2.3.  DOCUMENTS  TO BE  DELIVERED  BY THE  COMPANY.  Unless  waived in  writing by
KLA-Tencor,  at the Closing the Company shall deliver or arrange to have delivered to KLA-Tencor the following:

     (a)  The secretary's certificate described in Section 5.1(b).

     (b)  The governmental consents described in Section 5.1(c), if any.

     (c)  The contractual consents described in Section 5.1(d), if any.

     (d)  The corporate good standing and foreign  qualification  certificates  described in Section
5.1(e).

     (e)  The President's certificate described in Section 5.1(f).

     (f)  The legal opinion of counsel to the Company described in Section 5.1(h).

     (g)  The resignations described in Section 5.1(l).

     (h)  Evidence of the termination of the consulting agreement described in Section 5.1(m).

         Section  2.4.  DOCUMENTS TO BE DELIVERED  BY  KLA-TENCOR.  Unless  waived in writing by the
Company,  at the Closing  KLA-Tencor  shall deliver or arrange to have  delivered to the Company the following:

     (a)  The secretary's certificate described in Section 5.2(b).

     (b)  The governmental consents described in Section 5.2(c), if any.

     (c)  The corporate good standing certificate described in Section 5.2(e).

     (d)  The officer's certificate described in Section 5.2(f).

     (e)  The legal opinion of counsel to KLA-Tencor described in Section 5.2(h).

         Section  2.5.  DOCUMENTS TO BE  DELIVERED  BY MERGER SUB.  Unless  waived in writing by the
Company,  at the Closing  Merger Sub shall  deliver or arrange to have  delivered to the Company the following:

     (a)  The secretary's certificate described in Section 5.2(b).

                                                 5

     (b)  The governmental consents described in Section 5.2(c), if any.

     (c)  The corporate good standing certificate described in Section 5.2(e).

     (d)  The officer's certificate described in Section 5.2(f).

     (e)  The legal opinion of counsel to Merger Sub described in Section 5.2(h).

     (f)  Evidence of payment of the Purchase Price to the Paying Agent.

                                              ARTICLE 3

                                   REPRESENTATIONS AND WARRANTIES

         Section  3.1.  DEFINITIONS.  The term  "knowledge,"  when used  below  with  respect to the
Company,  shall mean the actual knowledge of any of the officers or directors of the Company and the knowledge such persons would have acquired after conducting a reasonable and diligent  investigation concerning  the relevant  matters,  including  without  limitation  inquiry of the  employees of the
Company identified on Schedule 3.1 of the Disclosure Schedule and any other employee or employees of the Company generally  responsible for the relevant matters. The term "ordinary course of business,"
when used below,  shall mean the ordinary course of business of the Company consistent with its past custom and practice (including with respect to frequency and amount);  provided,  however,  that the term "ordinary course of business" shall also include actions required or specifically  contemplated by this Agreement to be taken or not to be taken in connection  with the Merger.  The term "Material
Adverse Effect" shall mean a material adverse effect on the financial  condition,  assets (including intangible assets), liabilities, earnings or business of the Company other than any effect resulting solely from (a) the  execution or  announcement  of this  Agreement or pendency of the  transactions contemplated hereby or (b) conditions generally affecting the Company's industry or the economy as a whole.

         Section  3.2.  REPRESENTATIONS  AND  WARRANTIES  PERTAINING  TO THE  COMPANY.  The  Company
represents  and warrants to KLA-Tencor  and Merger Sub that,  except as set forth on the  Disclosure
Schedule attached hereto as EXHIBIT D (specifically identifying the relevant subsection hereof): -

            (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing  and in good  standing  under  the laws of the  State  of  Delaware  and has all  requisite corporate and other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted,  except where the failure to do so would not, individually or in the aggregate,  have a Material Adverse Effect.  The Certificate of Incorporation  and By-Laws of
the Company,  as amended to date, are attached hereto as EXHIBITS E and F,  respectively.  Except as set forth on the Disclosure  Schedule,  the Company is duly qualified as a foreign corporation to do business,  and is in good standing, in the Commonwealth of Massachusetts and in each jurisdiction in which  the  character  of the  properties  owned,  operated  or  leased  by it or the  nature of its activities is such that such  qualification  is required by applicable law, except where the failure to be so duly qualified and in good standing that would not, individually or in the aggregate,  have a Material Adverse Effect. All such jurisdictions are listed on the Disclosure Schedule.

                                                 6

            (b)  CAPITALIZATION.  The  authorized  capital  stock  of the  Company  consists  of (i)
10,000,000 shares of Common Stock, of which, as of the date of this Agreement, 2,994,888 shares were issued and outstanding and 314,754 shares were held as treasury stock;  and (ii) 1,000,000 shares of
Preferred  Stock,  $.01 par value per share, of which,  as of the date of this Agreement,  no shares were issued and outstanding. There is no other capital stock of the Company authorized for issuance.
The shares  described in the first sentence of this Section  3.2(b)  constitute the total issued and outstanding  share capital of the Company.  All of such shares have been duly authorized and validly issued, are fully paid,  nonassessable and free of preemptive  rights. In addition,  the Company has issued (i) redeemable  warrants to purchase up to 1,075,000  additional  shares of Common Stock (the
"Redeemable  Warrants")  and (ii)  representatives'  warrants (the  "Representatives'  Warrants") to purchase  up to 95,000  additional  shares of Common  Stock and up to 95,000  additional  Redeemable
Warrants (the  "Representatives'  Additional  Warrants"),  each to purchase an  additional  share of
Common Stock (the  Redeemable  Warrants,  the  Representatives'  Warrants  and the  Representatives'
Additional Warrants are sometimes hereinafter referred to collectively as the "Warrants"). As of the date of this Agreement,  the Redeemable Warrants have an exercise price of $7.80 per share of Common
Stock, the  Representatives'  Warrants have an exercise price of $9.60 per share of Common Stock and
$0.16 per Representatives'  Additional Warrant, and the Representatives' Additional Warrants have an exercise price of $12.48 per share of Common Stock.  All of the Warrants  expire in accordance  with their terms on October 23, 2001. The offer and sale of all securities of the Company  (including the
Warrants)  complied  with all federal,  state and foreign  securities  laws.  As of the date of this
Agreement,  there were outstanding 263,382 Company Options held by the persons ("Optionholders") and in the  amounts  listed on the  Disclosure  Schedule.  All other  options or warrants to purchase or subscribe for the capital stock of the Company have expired or have been legally terminated.  Except for 314,754 shares of Common Stock  repurchased from K. Andrew Bernal, no shares of capital stock of the Company have been repurchased from  stockholders.  No shares of the Company's  capital stock are reserved for  issuance,  except  pursuant to the  exercise of the Warrants and the Company  Options.
Other than the Warrants and the Company Options, there are no warrants,  convertible  instruments or other rights, agreements or commitments,  contingent or otherwise,  obligating the Company to issue, sell or purchase  shares of capital stock.  The books and records of the Company and the Subsidiary, including  without  limitation  the books of account,  minute  books,  stock  certificate  books and security  ledgers,  are complete and correct and accurately  reflect the conduct of the business and affairs of the Company and the Subsidiary, taken together as a whole.

            (c)  SUBSIDIARIES.  The Company owns 100% of the voting power and equity  interest in QC
Optics  International,  Inc., a Barbados  corporation (the "Subsidiary").  The Company does not own, directly or indirectly,  any equity  interest in any entity other than the  Subsidiary.  Neither the
Company nor the Subsidiary is a partner or joint venturer with any other person. Neither the Company nor the  Subsidiary is subject to any  obligation,  contingent or otherwise,  to provide funds to or make an investment (in the form of a loan, capital  contribution or otherwise) in any entity.  There are no warrants,  convertible instruments or other rights, agreements or commitments,  contingent or otherwise, obligating the Subsidiary to issue, sell or purchase shares of its capital stock.

                                                 7

            (d) AUTHORITY. Subject only to Stockholder approval, the Company has the corporate power and  authority to execute,  deliver and perform  this  Agreement,  to execute,  deliver and file the
Certificate of Merger and to consummate the transactions  contemplated  thereby.  This Agreement has been duly and validly  authorized  by all  necessary  corporate  action on the part of the  Company, subject only, in respect of the  consummation of the Merger,  to approval by the Stockholders of the
Company  holding a majority of the Company  Shares.  The Board of  Directors  of the Company has (i)
determined that this Agreement and the transactions  contemplated hereby,  including the Merger, are fair to and in the  best  interests  of the  Stockholders,  (ii)  approved  this  Agreement  and the transactions  contemplated  hereby,  including  the  Merger,  and  (iii)  resolved,  subject  to the provisions  of Section  4.6(b),  to  recommend  approval  and  adoption  of this  Agreement  and the transactions contemplated hereby, including the Merger, by the Stockholders. This Agreement has been duly and  validly  executed  and  delivered  by the Company  and  constitutes  the valid and binding obligation  of the  Company,  enforceable  against  it in  accordance  with  its  terms,  except  as enforceability may be limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws affecting the enforcement of creditors'  rights  generally or by general  principles of equity.  Upon execution and filing of the Certificate of Merger, the Certificate of Merger will have been duly executed and filed by the Company. Neither the execution, delivery and performance of this
Agreement,  the  filing  of the  Certificate  of Merger  nor the  consummation  of the  transactions contemplated  hereby  will (i)  conflict  with or  result in a  violation,  breach,  termination  or acceleration of, or default under (or would result in a violation, breach, termination, acceleration or default with the giving of notice or passage of time,  or both) any of the terms,  conditions  or provisions of the Certificate of Incorporation or Bylaws of the Company, as amended, or of any note, bond, mortgage,  indenture,  license, agreement,  warrant or other instrument or obligation to which either the Company or the  Subsidiary is a party or by which the Company or the Subsidiary or any of their  respective  properties  or assets  may be bound or  affected,  except  where  such  conflict, violation, breach, termination, acceleration or default would not, individually or in the aggregate, have a Material Adverse Effect; (ii) result in the violation of any order, writ, injunction, decree, statute,  rule or  regulation  applicable  to the  Company  or the  Subsidiary  or their  respective properties or assets; (iii) result in the imposition of any lien, encumbrance,  charge or claim upon any assets of the Company or of the  Subsidiary;  or (iv) except under the Consulting  Agreement and except for the Required Severance  Payments (as defined in Section 4.1(d)),  entitle any employee to severance or other payments by the Company or create any other obligation to an employee,  including an increase in  benefits.  Except for the  approval by the  Stockholders  of the Merger,  including, without  limitation,  the  filing  with the  Securities  and  Exchange  Commission  (the  "SEC")  of
preliminary and definitive  forms of proxy  statement,  the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, the filing of a Form 15 with the SEC, the filing of a Form 8-K with the SEC and such filings as may be required pursuant to the rules and regulations of the American  Stock  Exchange,  no consent or approval by, or  notification  to or filing with,  any court,  governmental  authority or third party,  including without limitation,  any filing under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, is required in connection with the execution,  delivery and  performance  of this Agreement by the Company or the  consummation  of the transactions  contemplated  hereby.  Without  limiting the generality of the foregoing,  neither the provisions of Section 203 of the DGCL, nor Chapter 110E or Chapter 110F of the Massachusetts General
Laws, nor any other antitakeover or similar statute or regulation applies to or purports to apply to the transactions contemplated by this Agreement.

                                                 8

            (e) SEC FILINGS; FINANCIAL STATEMENTS.

               (i) Since  January 1, 1998,  the Company has filed all forms,  reports and  documents required to be filed by it (collectively, the "SEC Reports") with the SEC. As of the respective dates they were filed,  (A) the SEC Reports were  prepared in  accordance  with the  applicable requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated  thereunder,  the  "Securities  Act"),  or the Securities  Exchange Act of 1934, as
     amended (together with the rules and regulations promulgated  thereunder,  the "Exchange Act"), as the case  may be,  and (B) none of the SEC  Reports  contained  any  untrue  statement  of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein,  in the light of the circumstances  under which they were made, not misleading.

               (ii)  Each of the  financial  statements  (including,  in each  case,  any  notes and schedules  thereto)  contained  in the SEC  Reports  complied  as to form  with the  applicable accounting  requirements  and rules and  regulations  of the SEC and was prepared in accordance with United States generally accepted  accounting  principles  ("GAAP") applied on a consistent basis throughout the periods indicated  (except as may be indicated in the notes thereto),  and each presented fairly, in all material  respects,  the financial  position of the Company as at the  respective  dates thereof and its results of operations  and cash flows for the respective periods indicated therein,  all in accordance with GAAP (except as otherwise  indicated therein and subject, in the case of unaudited  statements included in the Company's quarterly report on
     Form 10-Q for the quarter  ended June 30, 2001, to normal and  recurring  year-end  adjustments which  were not and would  not,  individually  or in the  aggregate,  have a  Material  Adverse
     Effect).

               (iii) The Company has heretofore  made  available to KLA-Tencor  complete and correct copies of (i) all agreements, documents and other instruments not yet filed by the Company with the SEC but that are  currently  in effect  and that the  Company  expects to file with the SEC after the date of this Agreement and (ii) all amendments and  modifications  that have not been filed by the Company with the SEC but that are currently in effect to all agreements, documents and other  instruments  that  previously  had been  filed by the  Company  with the SEC and are currently in effect.

         (f) NO UNDISCLOSED LIABILITIES;  NO DEALINGS WITH SECURITY HOLDERS, OFFICERS,  DIRECTORS OR
EMPLOYEES. Except for (i) liabilities and obligations reflected or reserved against on the Company's balance  sheet as of June 30,  2001,  as filed  with  the SEC (the  "Balance  Sheet")  (all of which liabilities  and  obligations  are set  forth on the  Disclosure  Schedule),  (ii)  liabilities  and obligations  disclosed  in SEC  Reports  filed prior to the date of this  Agreement  and (iii) other liabilities and obligations incurred in the ordinary course of business since June 30, 2001 and that

                                                 9

would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor the Subsidiary has any liabilities or obligations.  As used in this Agreement,  the term "liability"
includes any indebtedness,  claim, loss, damage,  deficiency  (including deferred income tax), cost, expense, guaranty or responsibility,  absolute, accrued, contingent or otherwise, and whether due or to become due. The  Disclosure  Schedule  sets forth a list of each  outstanding  commitment  by the
Company or the Subsidiary to make a capital  expenditure,  capital additions or capital improvements involving an amount in excess of $10,000. Except for the Consulting Agreement,  the Voting Agreement
and severance  payments to employees,  neither the Company nor the  Subsidiary  has any  contractual arrangement  with, or commitment to or from, any of their  respective  security  holders,  officers, management,  directors,  employees or their family members (other than such as may have been entered into in the normal course of  employment or in the ordinary  course of business with holders of less than 5% of the Company's outstanding securities),  including, without limiting the generality of the foregoing,  any  contractual  arrangement or commitment  whereby any of such persons are directly or indirectly a joint investor or coventurer  with respect to, or owner,  lessor,  lessee,  licensor or licensee of, any real or personal property, tangible or intangible, owned or used by, or a lender to or debtor of, the Company or of the Subsidiary.

         (g) Tax Matters.

               (i) For purposes of this Agreement,  "Tax" means any federal, state, local or foreign income, gross receipts,  license, payroll,  employment,  excise, severance,  stamp, occupation, premium,  windfall profits,  environmental  (including  without limitation Taxes under Internal
     Revenue Code of 1986, as amended (the "Code")  Section 59A),  customs  duties,  capital  stock, franchise, profits, withholding, social security (or similar),  unemployment,  disability, real property,  personal property, sales, use, transfer,  registration,  value added, alternative or add-on  minimum,  estimated,  or other  tax or other  fiscal  charges  of any kind  whatsoever, including without  limitation any interest,  penalty,  or addition  relating  thereto,  whether disputed or not.

               (ii) For  purposes of this  Agreement,  "Tax Return"  means any return,  declaration, report, or information return or statement relating to Taxes,  including without limitation any schedule or attachment thereto, and any amendment thereof.

               (iii)  The  Company  and the  Subsidiary  have in all  material  respects  accurately prepared and duly and timely filed all Tax Returns  that they were  required to file.  All such
     Tax Returns  were correct and  complete in all  material  respects.  Except as set forth on the
     Disclosure  Schedule  since March 31,  1996,  all Taxes owed by the Company and the  Subsidiary
     (whether or not reflected on any Tax Returns)  have been paid when due,  other than those being contested in good faith and where adequate reserves have been established  therefor.  Except as set forth on the Disclosure  Schedule,  neither the Company nor the Subsidiary is currently the beneficiary of any extension of time within which to file any Tax Return. Since March 31, 1996, no claim or  inquiry  with  respect  to any  material  amount of Taxes has ever been made by an authority in a  jurisdiction  where the Company or the Subsidiary did not file Tax Returns that the  Company or the  Subsidiary  is or may be subject to any Tax by that  jurisdiction  for any period ending on or before the Effective Date.  There are no liens or other security  interests on any of the assets of the Company or the Subsidiary that arose in connection with any failure
     (or alleged failure) to pay any Tax.

                                                 10

               (iv) For all periods beginning  subsequent to March 31, 1996, neither the Company nor the Subsidiary  has ever filed a consolidated  return with a company other than the Company and the Subsidiary.

               (v) The Company has  delivered  or made  available  to  KLA-Tencor  true and complete copies of the income, franchise,  excise, sales, use, property and employment tax returns filed by the  Company and the  Subsidiary  with any  federal,  state,  local or foreign  governmental authority  since  January 1, 1998,  together  with all  examination  reports and  statements of deficiencies assessed,  proposed in writing to be assessed against, or agreed to by the Company or the Subsidiary.

               (vi) All Taxes of the  Company  and the  Subsidiary  attributable  to Tax  periods or portions  thereof ending on or prior to the date of this  Agreement,  including  Taxes that may become  payable  by the  Company  or  the  Subsidiary  in  future  periods  in  respect  of any transactions or sales  occurring on or prior to the date of this  Agreement,  that have not yet been paid have, in the aggregate,  been adequately reflected as a liability on the books of the
     Company and the  Subsidiary  in  accordance  with GAAP,  except as otherwise  indicated on such books.  All Taxes of the Company  and the  Subsidiary  attributable  to Tax periods or portions thereof ending on or prior to the Effective  Date,  including  Taxes that may become payable by the  Company  and the  Subsidiary  in future  periods in respect of any  transactions  or sales occurring  on or  prior to the  Effective  Date,  that  have not yet  been  paid  will,  in the aggregate,  be  adequately  reflected  as a  liability  on the  books  of the  Company  and the
     Subsidiary as of the Effective Date in accordance with GAAP,  except as otherwise  indicated on such books.

               (vii)  Without  limiting  the  generality  of the  foregoing,  the  Company  and  the
     Subsidiary have withheld or collected and duly paid all Taxes required to have been withheld or collected  and  paid  in  connection  with  payments  to  foreign  persons,  sales  and use Tax obligations,  and amounts  paid or owing to any  employee,  independent  contractor,  creditor, stockholder or other person.

               (viii) Except as set forth on the Disclosure Schedule, none of the Tax Returns of the
     Company or the Subsidiary have been or, to the Company's knowledge, are being currently audited or examined by any governmental authority,  nor have any deficiencies for any Tax been asserted against the Company or the Subsidiary.

               (ix)  There are no  outstanding  agreements  or  waivers  extending  the  statute  of limitations applicable to any Tax Return of the Company or the Subsidiary for any period.

                                                 11

               (x) Neither the Company nor the  Subsidiary  has filed a consent  under Code  Section
     341(f) concerning collapsible corporations. Neither the Company nor the Subsidiary has made any payments, is obligated to make any payments, or is a party to any agreement that could obligate it to make any payments  that will be an "excess  parachute  payment"  under Code Section 280G.
     Neither  the  Company  nor the  Subsidiary  has  been a United  States  real  property  holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).  Neither the Company nor the Subsidiary is a party to any Tax allocation or sharing  agreement.  Neither the Company nor the Subsidiary has any liability for any Taxes of any person (other than any of the Company and the  Subsidiary)  under Treas.  Reg.
     Section  1.1502-6 (or any similar  provision of federal,  state,  local,  or foreign law), as a transferee or successor, by contract, or otherwise.

            (h)  PROPERTIES.  Except as set forth in the  Disclosure  Schedule,  the Company and the
Subsidiary have good and marketable title to, or a valid and continuing  leasehold  interest in, all properties and assets, real and personal,  reflected on the Balance Sheet or acquired by the Company or the Subsidiary since the date of the Balance Sheet (except personal  property leases  terminated, or personal  property sold or otherwise  disposed of, in the ordinary  course of business  since the date of the Balance  Sheet),  and all such assets  (including the Intangibles (as defined in Section
3.2(m)) are free and clear of all mortgages, liens, attachments,  pledges,  encumbrances or security interests  of any  nature  whatsoever,  except for liens for Taxes not yet due and the rights of any lessor under any lease to which the Company or the  Subsidiary  is a party.  Neither the Company nor the Subsidiary has ever owned any real estate.  Except as set forth on the Disclosure Schedule,  all leases pursuant to which the Company or the Subsidiary  leases real or personal property are in good standing,  and are valid and in full force and effect in  accordance  with their  respective  terms.
There are no defaults under any such leases  attributable to the Company or the  Subsidiary,  and no event has  occurred  that  (whether or not with  notice,  lapse of time or both) would  constitute a default  attributable  to the  Company or the  Subsidiary.  To the  knowledge  of the  Company,  all buildings, improvements, machinery, equipment, vehicles and items of tangible personal property used in connection  with the  operations of the Company are  structurally  sound,  are in good  operating condition  and repair,  are adequate for the uses to which they are being put and are not in need of maintenance or repairs except for ordinary,  routine maintenance,  subject only to ordinary wear and tear.

            (i) ENVIRONMENTAL,  HEALTH AND SAFETY MATTERS. Neither the Company nor the Subsidiary is
or has been in violation in any material  respect of any law,  regulation  or ordinance  relating to respective properties or facilities (including without limitation,  any law, regulation or ordinance relating to pollution or protection of the environment or relating to building, health code, zoning, land use or similar matters).  To the Company's knowledge,  no real property currently or previously leased by the Company or the  Subsidiary is or has been polluted or  contaminated,  nor has any real property  currently or previously  leased by the Company or the Subsidiary  ever been the subject of environmental  clean-up  or  remediation.  Except as set forth on the  Disclosure  Schedule,  to the
Company's  knowledge,  no real  property  currently  or  previously  leased  by the  Company  or the
Subsidiary  contains any Hazardous  Material (as defined below), nor has any Hazardous Material been discharged or spilled  thereon.  Neither the Company nor the Subsidiary has ever owned or operated a petroleum or hazardous waste landfill or any petroleum or other hazardous waste  treatment,  storage or disposal facility. Neither the Company nor the Subsidiary has caused any past or present events,

                                                 12

conditions,  circumstances,  activities, practices, incidents or actions which will give rise to any common law or legal liability,  or otherwise form the basis of any claim, action, suit,  proceeding, hearing,  or investigation,  based on or related to the disposal,  storage,  handling,  manufacture, processing,  distribution,  use, treatment,  or transport,  or the emission,  discharge,  release or threatened  release into the  environment,  of any pollutant or waste.  To the Company's  knowledge, there are no proceedings  pending or threatened  affecting any real property currently or previously leased by the  Company or by the  Subsidiary  which  could have a Material  Adverse  Effect.  To the
Company's  knowledge,  no real  property  currently  or  previously  leased by the Company or by the
Subsidiary  at any  time  is or has  been on any  federal  or  state  "Superfund"  list or on  EPA's
Comprehensive  Response,  Compensation  and Liability  Information  System  (CERCLIS) list or on any analogous state environmental agency list.

         For purposes of this Agreement,  "Hazardous  Material"  means any petroleum  product or any flammable,  explosive  or  radioactive  material,  or any  hazardous  or toxic  waste,  substance or material,  including substances defined as "hazardous  substances",  "hazardous  materials",  "solid waste" or "toxic substances" under any applicable laws, rules and regulations  relating to hazardous or toxic materials and  substances,  air pollution  (including  noise and odors),  water  pollution, liquid and solid waste,  pesticides,  drinking water,  community and employee health,  environmental land use management,  stormwater,  sediment  control,  nuisances,  radiation,  wetlands,  endangered species, environmental permitting and petroleum products.

            (j) ACCOUNTS RECEIVABLE.  Except as set forth on the Disclosure  Schedule,  all accounts and notes receivable  shown on the Balance Sheet and all accounts and notes  receivable  acquired by the Company or the  Subsidiary  subsequent  to the date of the Balance  Sheet to the date hereof are valid and  enforceable,  have arisen in the  ordinary  course of  business  and have either (i) been collected  or,  (ii) to the  Company's  knowledge,  (A) are in the  process of  collection,  (B) are collectible in the ordinary course of business and in any event within six months from the Effective
Date and (C) are not subject to any defense,  set-off,  counterclaim  or claim for refund,  less the applicable  allowances  reflected on the Balance Sheet with respect to accounts and notes receivable shown thereon,  or set up consistent  with past practice on the books of the Company with respect to the accounts and notes receivable acquired subsequent to the date of the Balance Sheet.

            (k) PURCHASE AND SALE COMMITMENTS. No outstanding purchase commitments by the Company or the Subsidiary are in excess of the normal,  ordinary and usual  requirements of the business of the
Company.  No outstanding  commitment  obligates the Company or the Subsidiary to sell any product or service at a price below the sum of direct materials and direct labor incurred by the Company or the
Subsidiary to produce and deliver such product or to perform such service.

            (l) GOVERNMENTAL AUTHORIZATIONS.  Set forth on the Disclosure Schedule is a complete and accurate list of all governmental permits, licenses, franchises,  concessions,  zoning variances and other approvals,  authorizations  and orders which have been obtained in connection with the conduct of the business now being conducted by the Company and by the Subsidiary, the failure of which to so obtain would have a Material Adverse Effect. Such permits, licenses, franchises, concessions, zoning variances,  approvals,  authorizations  and orders  constitute all governmental  permits,  licenses,

                                                 13

franchises,  concessions, zoning variances, approvals,  authorizations and orders which are required under all applicable local, state,  federal or foreign laws and regulations for the operation of the business being conducted by the Company and the Subsidiary as it has been heretofore conducted.  All
such  governmental  permits,  licenses,  franchises,   concessions,   zoning  variances,  approvals,
authorizations and orders are presently in full force and effect, the Company and the Subsidiary are in compliance with the requirements  thereof (except for minor violations that could not result in a suspension or forfeiture thereof), no suspension or cancellation of any of them is, to the knowledge of the Company,  threatened, and the filing of the Certificate of Merger and the consummation of the
Merger  will not  adversely  affect the  validity or  effectiveness  of, and will not  require,  for retention  thereof after such change of  ownership,  the consent or approval of any party to, or any governmental agency having jurisdiction of, any such permit, license, franchise,  concession, zoning variance, approval, authorization or order. The Company has no knowledge of any fact or circumstance which would prevent, limit or restrict the Company and the Subsidiary from continuing to operate the
Company's  business  in the  present  manner,  except  for facts or  circumstances  that  would not, individually or in the aggregate,  have a Material Adverse Effect, and to the Company's knowledge no new  material  requirements  pertaining  to the  manner of  operating  its  specific  business  (not businesses in general) have been issued or announced by any  governmental  authority during the past year,  nor  are  there  any  disputes  pending  between  the  Company  (or the  Subsidiary)  and any governmental  authority  about the  operations of the Company or the  Subsidiary as presently  being conducted.

            (m) PATENTS;  TRADEMARKS.  Except as set forth on the Disclosure  Schedule,  the Company owns or has the right to use,  free and clear of any  obligation  of payment,  encumbrance,  lien or claim, all patents,  patent and know-how  licenses,  trademarks,  trade names,  service marks, brand names and  copyrights,  and  registrations  and  applications  therefor,  used in the conduct of its business  or  the  use  of  which  is  necessary  for  its  business  as now  being  conducted  (the
"Intangibles").  Set forth on the  Disclosure  Schedule is a complete  list of all  patents,  patent applications,  registered  trademarks or service marks or  applications  for such  registration  and registered  copyrights or applications for such  registration  included within the Intangibles,  and licenses, sublicenses or other rights entered into or granted by or to the Company or the Subsidiary with respect  thereto  (other than  licenses by the Company  entered into in the ordinary  course of business or  licenses  to the  Company of  commercially  available  software  pursuant to  perpetual licenses  providing  for up-front  payments not exceeding  $5,000 in any  individual  case).  To its knowledge, the Company owns or possesses adequate rights to use, free and clear of any obligation of payment,  encumbrance,  lien or claim, all inventions,  technology,  technical know-how,  processes, designs, trade secrets, vendor and customer lists and other confidential information required for or used in its  business.  Neither the Company nor the  Subsidiary  has directly  or, to the  Company's knowledge,  indirectly  provided  any trade  secrets,  know  how,  or  proprietary  data to the U.S.
Government.  To the extent that the Company or the Subsidiary has provided to any third party, other than the U.S.  Government,  any trade secrets,  know how, or proprietary  data, such information has been  provided  subject to an  adequate  non-disclosure  agreement.  No person has made any claim or demand upon the Company or the  Subsidiary  pertaining  to, and no  proceeding is pending or, to the
Company's  knowledge,  threatened,  which challenges (i) the rights of the Company in respect of any
Intangibles or (ii) the rights of the Company to any confidential  information or trade secrets used

                                                 14

in the conduct of its  business.  No  Intangible  owned or to the  Company's  knowledge  used by the
Company or the  Subsidiary is subject to any order,  ruling,  decree,  judgment or stipulation by or with any court,  arbitrator or administrative  agency which is materially adverse to the business of the Company or the Subsidiary.  Except as set forth on the Disclosure  Schedule,  no person has made any claim or demand  alleging that the Company or the Subsidiary  has, nor does the Company have any knowledge that the Company or the Subsidiary has, infringed,  or engaged in the unauthorized use of, any  patent,  trademark,  trade name,  service  mark,  brand name or  copyright,  or any  invention, technology,  technical know-how,  process,  design,  trade secret or other intellectual  property of another.  The Company has no knowledge of any  infringement or unauthorized  use by a third party of any  patent,  trademark,  trade name,  service  mark,  brand name or  copyright,  or any  invention, technology,  technical know-how,  process, design, trade secret or other intellectual property owned by the  Company  or  used by the  Company  pursuant  to an  exclusive  license  or  other  exclusive arrangement.  Since March 31, 1996,  each employee of the Company and of the Subsidiary has executed an Employee Patent and Confidential Information Agreement or similar agreement, copies of which have been made available to KLA-Tencor.

            (n) INSURANCE.  Except as set forth on the Disclosure Schedule,  neither the Company nor the  Subsidiary  is in default with respect to any  provisions  of any policy of general  liability, fire, title or other form of insurance held by it, except where such default would not, individually or in the aggregate,  have a Material Adverse Effect.  The Company and the Subsidiary are current in the payment of all premiums due or has reserved for such  premiums due on such  insurance,  and have not failed to give any notice or present any claim thereunder in due and timely fashion,  except for claims  that are  immaterial  in both the nature of the claim and in the amount of such  claim.  All policies of insurance held by the Company and the Subsidiary are listed on the Disclosure  Schedule.
To the  Company's  knowledge,  no basis exists which would  jeopardize  the coverage  under any such insurance.  Except as set forth on the Disclosure  Schedule,  under the terms of the policy relating thereto, no such insurance will be automatically  terminated or canceled by reason of the execution, delivery and  performance of this Agreement or the  consummation  of the  transactions  contemplated hereby. The Disclosure Schedule sets forth a list of all claims pending under the insurance policies listed on the Disclosure  Schedule  (including,  in their aggregate amount,  employee benefit claims other than health or dental  insurance claims and workers'  compensation  claims in excess of $5,000 per year).

            (o) EMPLOYEE MATTERS AND BENEFIT PLANS.

               (i) DEFINITIONS.  For purposes of this Section 3.2(o), the following terms shall have the meanings set forth below:

                      (A)  "AFFILIATE"  shall mean any other person or entity  under common  control with the Company  within the meaning of Section  414(b),  (c), (m) or (o) of the Code and the regulations issued thereunder (including without limitation the Subsidiary);

                      (B) "COBRA" shall mean the Consolidated  Omnibus Budget  Reconciliation Act of
               1985, as amended;

                                                 15

                      (C) "COMPANY EMPLOYEE PLAN" shall mean any plan,  program,  policy,  practice, contract,  agreement or other  arrangement  providing  for  compensation,  severance, termination pay, deferred  compensation,  performance awards,  stock or stock-related awards,  fringe  benefits or other  employee  benefits or  remuneration  of any kind, whether  written or unwritten or  otherwise,  funded or unfunded,  including  without limitation, each "employee benefit plan," within the meaning of Section 3(3) of ERISA which is or has been maintained, contributed to, or required to be contributed to, by the Company or any  Affiliate  for the benefit of any  Employee,  or with  respect to which the Company or any Affiliate has or may have any liability or obligation;

                      (D) "DOL" shall mean the United States Department of Labor;

                      (E) "EMPLOYEE" shall mean any current or former or retired  employee,  officer or director of the Company or any Affiliate;

                      (F) "EMPLOYMENT AGREEMENT" shall mean each management,  employment, severance, relocation,  repatriation,  expatriation,  visas,  work  permit  or other  agreement, contract or  understanding  currently in force and effect  between the Company or any
               Affiliate and any Employee;

                      (G) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended;

                      (H) "FMLA" shall mean the Family Medical Leave Act of 1993, as amended;

                      (I)  "INTERNATIONAL  EMPLOYEE PLAN" shall mean each Company Employee Plan that has been adopted or maintained by the Company or any Affiliate, whether informally or formally,  or with respect to which the Company or any Affiliate will or may have any liability,  for the  benefit of  Employees  who perform  services  outside the United
               States;

                      (J) "IRS" shall mean the Internal Revenue Service;

                      (K)  "MULTIEMPLOYER  PLAN" shall mean any  "Pension  Plan" (as defined  below)
               which is a "multiemployer plan," as defined in Section 3(37) of ERISA; and

                      (L) "PENSION PLAN" shall mean each Company Employee Plan which is an "employee pension benefit plan," within the meaning of Section 3(2) of ERISA.

               (ii) SCHEDULE.  Schedule  3.2(o)(ii) of the Disclosure  Schedule contains an accurate and  complete  list of each  Company  Employee  Plan,  International  Employee  Plan,  and each
     Employment  Agreement.  The Company does not have any plan or  commitment  to establish any new
     Company Employee

                                                 16

     Plan, International Employee Plan, or Employment Agreement, to modify any Company Employee Plan or Employment  Agreement  (except to the extent  required by law or to conform any such Company
     Employee Plan or Employment  Agreement to the  requirements of any applicable law, in each case as  previously  disclosed to KLA-Tencor in writing,  or as required by this  Agreement),  or to adopt or enter into any Company  Employee  Plan,  International  Employee  Plan,  or Employment
     Agreement.

               (iii) DOCUMENTS.  The Company has provided to KLA-Tencor  correct and complete copies of: (A) all agreements or other contracts  embodying each Company Employee Plan,  International
     Employee Plan, and each  Employment  Agreement  including  (without  limitation) all amendments thereto and all related  trust  documents,  administrative  service  agreements,  group annuity contracts,  group insurance contracts, and policies pertaining to fiduciary liability insurance covering the fiduciaries  for each Plan; (B) the most recent annual  actuarial  valuations,  if any,  prepared for each Company  Employee  Plan; (C) the three most recent annual reports (Form
     Series 5500 and all schedules and financial  statements  attached  thereto),  if any,  required under ERISA or the Code in  connection  with each  Company  Employee  Plan;  (D) if the Company
     Employee  Plan is funded,  the most recent annual and periodic  accounting of Company  Employee
     Plan assets;  (E) the most recent summary plan  description  together with the  summary(ies) of material  modifications  thereto,  if any,  required  under ERISA with  respect to each Company
     Employee Plan; (F) all IRS determination,  opinion,  notification and advisory letters, and all applications  and  correspondence  to or from  the  IRS or the DOL  with  respect  to any  such application or letter; (G) all communications material to any Employee or Employees relating to any Company Employee Plan and any proposed  Company  Employee Plans, in each case,  relating to any amendments, terminations,  establishments, increases or decreases in benefits, acceleration of payments or vesting  schedules or other events which would result in any material  liability to the Company; (H) all material  correspondence to or from any governmental agency relating to any Company  Employee Plan; (I) copies of all material COBRA forms and related notices (or such forms and notices as required  under  comparable  law)  specifically  addressed  to the Company
     Employee  Plan;  (J) the three most recent  plan years  discrimination  tests for each  Company
     Employee  Plan;  and (K)  all  registration  statements,  annual  reports  (Form  11-K  and all attachments thereto) and prospectuses prepared in connection with each Company Employee Plan.

               (iv) EMPLOYEE PLAN COMPLIANCE. (A) the Company has performed in all material respects all  obligations  required to be performed by it under,  is not in default or violation of, and has no knowledge of any default or violation by any other party to, each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material  respects in accordance  with its terms and in  material  compliance  with all  applicable  laws,  statutes, orders, rules and regulations, including but not limited to ERISA or the Code; (B) each Company
     Employee Plan intended to qualify under Section  401(a) of the Code and each trust  intended to qualify under Section  501(a) of the Code has either  received or is the subject of a favorable determination,  opinion, notification or advisory letter from the IRS with respect to each such
     Company Employee Plan as to

                                                 17

     its qualified  status under the Code,  including all amendments to the Code effected by the Tax
     Reform  Act of 1986  and  subsequent  legislation,  or has  remaining  a period  of time  under applicable  Treasury  regulations or IRS pronouncements in which to apply for such a letter and make any amendments necessary to obtain a favorable determination as to the qualified status of each such Company Employee Plan; (C) no "prohibited transaction," within the meaning of Section
     4975 of the Code or Sections 406 and 407 of ERISA,  and not otherwise exempt under Section 4975 of the Code or Section 408 of ERISA (or any administrative  class exemption issued thereunder), has occurred  with respect to any Company  Employee  Plan;  (D) there are no actions,  suits or claims pending, or, to the knowledge of the Company,  threatened (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan, and, to the Company's  knowledge,  no basis for any such actions,  suits or claims exists;  (E)
     each Company  Employee  Plan (other than any stock option plan) can be amended,  terminated  or otherwise  discontinued after the Effective Time, without material liability to the KLA-Tencor,
     Company  or any of its  Affiliates  (other  than  ordinary  administration  expenses  and  such obligations  as may exist under  applicable  federal,  state and local laws);  (F) there are no audits, inquiries or proceedings pending or, to the knowledge of the Company, threatened by the
     IRS or DOL with  respect to any  Company  Employee  Plan;  and (G)  neither the Company nor any
     Affiliate  is subject to any  penalty or Tax with  respect to any Company  Employee  Plan under
     Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

               (v)  PENSION  PLAN.  Neither  the  Company  nor any  Affiliate  has ever  maintained, established,  sponsored,  participated in, or contributed to, any Pension Plan which is subject to Title IV of ERISA or Section 412 of the Code.

               (vi)  COLLECTIVELY  BARGAINED,  MULTIEMPLOYER AND MULTIPLE EMPLOYER PLANS. At no time has the  Company  or any  Affiliate  contributed  to or been  obligated  to  contribute  to any
     Multiemployer  Plan.  Neither the Company,  nor any Affiliate has at any time ever  maintained, established,  sponsored,  participated in, or contributed to any multiple  employer plan, or to any plan described in Section 413 of the Code.

               (vii) NO POST-EMPLOYMENT  OBLIGATIONS. No Company Employee Plan provides, or reflects or represents any liability to provide  retiree health to any person for any reason,  except as may be required by COBRA or other applicable statute.

               (viii)  HEALTH CARE  COMPLIANCE.  Neither the Company nor any  Affiliate  has, in any
     material  respect,  violated any of the health care  continuation  requirements  of COBRA,  the requirements of FMLA, the requirements of the Health Insurance  Portability and  Accountability
     Act of 1996,  the  requirements  of the  Women's  Health  and Cancer  Rights  Act of 1998,  the
     requirements of the Newborns' and Mothers'  Health  Protection Act of 1996, or any amendment to each such act, or any similar provisions of state law applicable to its Employees.

                                                 18

               (ix) EFFECT OF MERGER.

                      (A) Except as set forth on Schedule 3.2(o)(ix) of the Disclosure Schedule, the execution of this Agreement and the  consummation  of the  transactions  contemplated hereby will not (either alone or upon the  occurrence of any additional or subsequent events)  constitute an event under any Company Employee Plan,  Employment  Agreement, trust or loan that will or may result in any  payment  (whether of  severance  pay or
               otherwise),   acceleration,   forgiveness  of  indebtedness,  vesting,  distribution,
               increase in benefits or obligation to fund benefits with respect to any Employee.

                      (B) Except as set forth on Schedule 3.2(o)(ix) of the Disclosure Schedule,  no payment or benefit  which will or may be made by the Company or its  Affiliates  with respect to any Employee will be  characterized  as a "parachute  payment," within the meaning of Section 280G(b)(2) of the Code.

               (x) EMPLOYMENT MATTERS. The Company and the Subsidiary:  (A) are in compliance in all material  respects  with all  applicable  foreign,  federal,  state and local  laws,  rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours,  in each case,  with respect to Employees;  (B) have withheld and reported all amounts  required by law or by agreement  to be withheld  and  reported  with respect to wages, salaries and other  payments to  Employees;  (C) has  received no notice,  and has no reason to believe,  that it is liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing;  and (D) are not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental  authority,  with respect to unemployment  compensation  benefits,  social  security or other  benefits or  obligations  for
     Employees  (other than routine  payments to be made in the ordinary course of business).  There are no pending or threatened  claims or actions against the Company or the Subsidiary under any worker's  compensation policy or long-term  disability policy; and, to the Company's knowledge, no basis for any such claims or actions which,  individually or in the aggregate,  would have a
     Material Adverse Effect exists.

               (xi) LABOR. No work stoppage or labor strike against the Company or the Subsidiary is pending or, to the Company's knowledge, threatened. The Company does not know of any activities or  proceedings  of any labor union to organize  any  Employees.  There are no actions,  suits, claims, labor disputes or grievances pending, or, to the knowledge of the Company,  threatened, relating to any labor,  safety or  discrimination  matters  involving any Employee,  including, without limitation,  charges of unfair labor practices or discrimination complaints,  which, if adversely determined, would, individually or in the aggregate, result in any material liability to the Company, and no basis for any such actions,  suits, claims, labor disputes or grievances exists.  Neither  the  Company  nor any of its  subsidiaries  has  engaged in any unfair  labor practices  within the meaning of the National Labor Relations Act.  Neither the Company nor the
     Subsidiary  is presently,  nor has either of them been in the past,  party to, or bound by, any collective  bargaining  agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company or by the Subsidiary.

                                                 19

               (xii) INTERNATIONAL  EMPLOYEE PLANS. Neither the Company nor the Subsidiary does now, nor has either of them ever had the obligation to, maintain,  establish,  sponsor,  participate in, or contribute to any International Employee Plan.

               (xiii)  EMPLOYEES;  LOANS.  Set  forth on  Schedule  3.2(o)(xiii)  of the  Disclosure
     Schedule are accurate and complete lists of (i) the names, titles and location of all Employees as of the date  hereof,  including  such  Employees'  current  compensation  (including  bonus)
     arrangements  and the last date of any increase in such  Employees'  compensation  prior to the date hereof,  and the names of any of such  Employees on leave of absence or who are collecting disability payments; and (ii) all loans to Employees,  including amount due, interest, term and collateral as of the date hereof.

            (p) AGREEMENTS AND DOCUMENTS.  The Company has previously furnished or made available to
KLA-Tencor  true,  correct and complete  copies of each document that is referred to in this Section
3.2(p), all of which are listed in the Disclosure Schedule:

               (i) each document  related to interests in real property  owned,  leased or otherwise used or claimed by the Company or by the Subsidiary;

               (ii) (A)  except as set  forth on the  Disclosure  Schedule,  each  agreement  of the
     Company which involves  aggregate future payments by the Company or the Subsidiary of more than
     $10,000  (other  than with  respect to the  purchase of  inventory  in the  ordinary  course of business) in any calendar  month or any agreement  whose term extends beyond one year after the date hereof and as to which the Company or the  Subsidiary has ongoing  obligations  thereunder
     (other than routine  maintenance  agreements);  and (B) each agreement  containing any covenant restricting  the freedom of the Company or the Subsidiary to compete in any line of business or with any person;

               (iii) all Employment Agreements or similar compensation  agreements of the Company or the Subsidiary  which may not be terminated by the Company without penalty within 45 days after the Closing;

               (iv) all bonus, incentive compensation, deferred compensation,  profit-sharing, stock option, retirement, pension, severance,  indemnification,  employee insurance, death benefit or other fringe benefit  plans,  agreements or  arrangements  of the Company or the Subsidiary (or applying to the Company or the Subsidiary) in effect, or under which any amounts remain unpaid, on the date hereof or to become effective after the date hereof;

               (v) each agreement or other instrument or arrangement defining the terms on which any indebtedness  of the Company or the Subsidiary (or a guarantee by the Company or the Subsidiary of indebtedness)  is or may be issued,  other than with respect to accounts payable incurred in the ordinary course of business;

                                                 20

               (vi) the names and addresses of all banks in which the Company or the  Subsidiary has accounts  or lines of  credit,  and with  respect to each such  account or line of credit,  the account numbers thereof and the names of all persons authorized to drawn thereon;

               (vii) all agency,  distributor,  sales representative and similar agreements relating to the business of the Company or the Subsidiary  under which the Company or the Subsidiary has any further obligation or liability;

               (viii) all  licenses  or similar  agreements  of the Company or the  Subsidiary  with respect to patents, trademarks, copyrights, or other intellectual property; and

               (ix) all non-competition,  inventions  assignment and non-disclosure  agreements with the current and employees of the Company or the Subsidiary.

         Neither the Company nor the  Subsidiary is a party to any oral contract or agreement  which would be required to have been furnished or made  available to KLA-Tencor  under this Section 3.2(p)
had such contract or agreement been committed to writing.

         There is no default or breach,  or claimed or purported or alleged default or breach on the part of the Company or the Subsidiary, or, to the knowledge of the Company, on the part of any other party  thereto or basis on which  with  notice or lapse of time or both,  a default or breach  would exist, in any obligation to be performed under any lease, contract, plan, policy or other instrument or  arrangement  referred  to in this  Section  3.2(p),  except  for such  breaches  as  would  not, individually or in the aggregate, result in a Material Adverse Effect.

            (q) NO CHANGES.  Since the date of the Balance  Sheet,  except for the execution of this
Agreement  and the other  agreements  contemplated  hereby and the  taking of  actions  contemplated hereby, there has not been:

               (i) any Material  Adverse Effect,  other than continuing  operating losses and losses attributable  to the  abandonment of leasehold  improvements  that will result when the Company vacates its premises in connection  with the  termination of the lease for its current space at
     46 Jonspin Road, Wilmington, Massachusetts 01887;

               (ii) any  damage,  destruction  or loss  (whether  or not  covered by  insurance)  to property which could reasonably be expected to have a Material Adverse Effect;

               (iii)  any  declaration,   setting  aside  or  payment  of  any  dividend,  or  other distribution,  in respect of the capital stock of the Company or the Subsidiary,  or any direct or indirect redemption, purchase or other acquisition of such stock;

                                                 21

               (iv) except as set forth on the Disclosure Schedule,  any option, warrant or right to purchase the capital stock of the Company or of the  Subsidiary  granted to any person,  or any employment  or  deferred  compensation  agreement  entered  into  between  the  Company  or the
     Subsidiary and any of their respective officers, directors or consultants;

               (v) any issuance or sale by the Company or by the Subsidiary of any stock (other than upon the exercise of stock  options),  bonds or other corporate  securities,  or any partial or complete  formation,  acquisition,  disposition  or  liquidation  of  the  Company  or  of  the
     Subsidiary;

               (vi) any labor union  trouble  (including  without  limitation  any  negotiation,  or request  for  negotiation,  with  respect to any union  representation  or any labor  contract)
     respecting the Company or the Subsidiary;

               (vii) to the Company's knowledge, any statute, rule or regulation,  or any government policy,  adopted which pertains  particularly to the Company's  business (and not businesses in general) and which may materially and adversely affect the business or assets of the Company;

               (viii) any mortgage,  lien,  attachment,  pledge,  encumbrance  or security  interest created on any asset, tangible or intangible,  of the Company or of the Subsidiary, or assumed, either by the Company or by others,  with respect to any such asset, except for liens for taxes not yet due, and for equipment leases and purchase money security interests entered into in the ordinary course of business;

               (ix) any indebtedness or other liability or obligation  (whether  absolute,  accrued, contingent  or  otherwise)  incurred,  or other  transaction  (except  that  reflected  in this
     Agreement  or  attributable  to the  obligations  of the Company  under this  Agreement  or the preparation  thereof)  engaged in, by the  Company or by the  Subsidiary,  except  those in the ordinary course of business;

               (x) any  obligation  or  liability  discharged  or satisfied by the Company or by the
     Subsidiary, except items included in current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business;

               (xi) any sale, assignment, lease, transfer or other disposition of any tangible asset of the Company or of the Subsidiary,  except in the ordinary  course of business,  or any sale, assignment,  lease,  transfer or other  disposition  of any of its patents,  trademarks,  trade names, brand names, copyrights, licenses or other intangible assets, except pursuant to license agreements entered into in the ordinary course of business;

               (xii) any amendment,  termination  or waiver of any material  right  belonging to the
     Company or to the Subsidiary;

                                                 22

               (xiii) any increase in the  compensation or benefits  payable or to become payable by the Company or by the  Subsidiary  to any of its  officers  or  employees  except for  ordinary increases for non-management employees in accordance with prior practice;

               (xiv) except as set forth on the  Disclosure  Schedule,  any  transaction or contract with a director or officer of the Company or of the Subsidiary  (whether  executive  officer or division  officer) or a member of any such  director's or officer's  family,  including a loan, change of employment conditions,  change of pension rights or bonus, not approved in writing by
     KLA-Tencor; or

               (xv) any audit of any Tax.

            (r) LITIGATION OR PROCEEDINGS.  Neither the Company nor the Subsidiary is engaged in, or a party  to, or to the  Company's  knowledge  threatened  with,  any claim or legal  action or other proceeding  before any court,  any arbitrator of any kind or any  administrative  agency,  or to its knowledge any governmental  investigation,  or any suspension or debarment  proceeding,  nor, to the knowledge  of the  Company,  does any  basis for any claim or legal  action or other  proceeding  or governmental  investigation or any suspension or debarment proceeding that could, individually or in the  aggregate,  have a  Material  Adverse  Effect  exist.  There are no orders,  rulings,  decrees, judgments or  stipulations  to which the Company or the  Subsidiary is a party by or with any court, arbitrator or administrative agency affecting the Company, its business or its properties.

            (s)  COMPLIANCE  WITH LAWS.  Except in any case that has not resulted in, and would not, individually or in the aggregate, a Material Adverse Effect, the Company and the Subsidiary (i) have complied in all respects  with all  applicable  building,  zoning,  occupational  safety and health, pension,  export control,  environmental  control and other federal,  state, local and foreign laws, ordinances,  regulations,  rules,  orders and  governmental  policies  applicable  to their  plants, structures or equipment or the operation thereof,  and any employment,  equal opportunity or similar laws,  ordinances,  regulations,  rules,  orders  and  governmental  policies,  and all other  laws, ordinances,  regulations, rules, orders and governmental policies applicable to them, their business or their respective  assets;  (ii) have not received any complaint from any governmental  authority, and to the Company's  knowledge none is threatened,  alleging that the Company or the Subsidiary has violated any such law, ordinance,  regulation,  order or policy;  (iii) have not received any notice from any governmental authority of any pending proceedings to take all or any part of the properties of the Company or of the Subsidiary  (whether  leased or owned) by  condemnation or right of eminent domain and, to the Company's knowledge, no such proceeding is threatened;  and (iv) are not party to any agreement or instrument,  or subject to any charter or other corporate  restriction or judgment, order,  writ or injunction,  which has resulted in, or which might  reasonably be expected to result in, a Material Adverse Effect.

            (t) CORPORATE  PRACTICES.  Since March 31, 1996,  neither the Company nor the Subsidiary has ever, directly or indirectly:  (i) used any corporate funds for unlawful  contributions,  gifts, entertainment  or other unlawful  expenses  relating to political  activity;  (ii) made any unlawful payment to  foreign  or  domestic  government  officials  or  employees,  or to foreign or  domestic political parties or campaigns,  from corporate funds;  (iii) violated any provisions of the Foreign

                                                 23

Corrupt  Practices Act of 1977;  (iv)  established or maintained any unlawful or unrecorded  fund of monies or other assets;  (v) made any false or fictitious  entry on its books or records;  (vi) made any bribe,  rebate,  payoff,  influence  payment,  kickback or other unlawful payment to any person;
(vii) made any bribe,  kickback,  finder's fee,  commission,  or other payment or  compensation of a similar or comparable  nature,  whether  lawful or not, to any person or entity,  private or public, regardless  of form,  whether in money,  property or  services,  to obtain  favorable  treatment  in securing business or to obtain special  concessions,  or to pay for favorable treatment for business secured or for special  concessions already obtained;  (viii) submitted,  or caused to be submitted, any false  claims  against  the U.S.  Government  or (ix)  made,  or  caused  to be made,  any false statements to the U.S. Government.

            (u) BROKERS AND FINDERS. Neither the Company nor the Subsidiary has employed any broker, agent or finder or  incurred  any  liability  on behalf of the  Company  or the  Subsidiary  for any
brokerage  fees,  agents'   commissions  or  finders'  fees  in  connection  with  the  transactions contemplated hereby.

            (v)  POWERS OF  ATTORNEY.  Neither  the  Company  nor the  Subsidiary  has any powers of attorney or similar authorizations  outstanding,  other than those granted in the ordinary course of business, all of which are listed on the Disclosure Schedule.

            (w) PRODUCT WARRANTIES.  Copies of the terms and conditions of sale with respect to each product sold by the Company or the Subsidiary have been made available to KLA-Tencor.  Except as set forth on the Disclosure  Schedule,  neither the Company nor the Subsidiary will have any contractual obligation  with regard to any warranty  claims after the first  anniversary of the date of any such warranty  which is currently in effect.  To the  Company's  knowledge,  the reserve  established  on
Balance Sheet for the satisfaction of claims which may be made under product warranties in effect as of the Effective Date is adequate in amount to satisfy all product warranty claims which may be made with respect to any products sold by the Company or by the Subsidiary prior to the Effective Date.

            (x) BOARD  APPROVAL.  The Board of  Directors of the Company has, as of August 16, 2001,
unanimously  (i) determined that the Merger is fair to, and in the best interests of the Company and its  Stockholders,  (ii)  approved  and deemed  advisable,  subject to  Stockholder  approval,  this
Agreement and the  transactions  contemplated  hereby and (iii) subject to the provisions of Section
4.6(b),  determined to recommend that the Stockholders  approve and adopt this Agreement and approve the Merger.

            (y) RESTRICTION ON BUSINESS  ACTIVITIES.  There is no agreement,  commitment,  judgment, injunction,  order or decree  binding upon the Company or the  Subsidiary or to which the Company or the  Subsidiary  is a party  which  has or  could  reasonably  be  expected  to have the  effect  of prohibiting  or  materially  impairing  any business  practice of the Company,  any  acquisition  of property by the Company or the conduct of business by the Company as currently conducted.

                                                 24

            (z) COMPLETE  COPIES OF MATERIALS.  The Company has delivered or made available true and complete copies of each document (or summaries of same) that has been requested by KLA-Tencor or its counsel.

            (aa)  STATEMENTS  TRUE AND  CORRECT.  This  Agreement  (including  the  Exhibits and any documents  delivered  pursuant  hereto) does not contain any untrue  statement of a material fact or omit any material fact  required to be stated herein or therein or necessary to make the  statements contained  herein or therein,  in the light of the  circumstances  under  which they were made,  not misleading.

         Section 3.3.  REPRESENTATIONS  AND WARRANTIES OF KLA-TENCOR AND MERGER SUB.  KLA-Tencor and
Merger Sub represent and warrant to the Company that:

            (a) ORGANIZATION AND QUALIFICATION.  KLA-Tencor is a corporation duly organized, validly existing  and in good  standing  under  the laws of the  State of  Delaware,  and has all  requisite corporate and other power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted  except where the failure to do so would not,  individually or in the aggregate,  have a material  adverse  effect on the financial  condition,  assets  (including intangible  assets),  liabilities,  earnings or business of KLA-Tencor and its  subsidiaries,  taken together as a whole.  Merger Sub is a  corporation  duly  organized,  validly  existing  and in good standing  under  the laws of the  State of  Delaware,  and has all  requisite  corporate  power  and authority to carry on its business at it is now being  conducted.  Each of KLA-Tencor and Merger Sub is duly  qualified  to do  business  as a  foreign  corporation,  and is in good  standing,  in each jurisdiction  in which the character of the properties  owned,  operated or leased by the respective corporation or the nature of the respective corporation's activities is such that such qualification is required by applicable law, except where the failure to be so duly qualified and in good standing that would not,  individually or in the aggregate,  have a material  adverse effect on the financial condition, assets (including intangible assets), liabilities, earnings or business of KLA-Tencor and its subsidiaries, taken together as a whole.

            (b) AUTHORITY.  Each of KLA-Tencor and Merger Sub has the corporate  power and authority to execute,  deliver and perform this  Agreement,  to execute,  deliver and file the  Certificate of
Merger and to consummate the transactions  contemplated hereby and thereby.  This Agreement has been duly and validly  authorized by all necessary  corporate action on the part of KLA-Tencor and Merger
Sub. This  Agreement has been duly and validly  executed and delivered by KLA-Tencor  and Merger Sub and constitutes the valid and legally binding  obligation of KLA-Tencor and Merger Sub,  enforceable against them in accordance  with its terms,  except as  enforceability  may be limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws  affecting the  enforcement of creditors' rights generally or by general principles of equity. Neither the execution,  delivery and performance of this Agreement,  the filing of the Certificate of Merger nor the  consummation of the transactions  contemplated  hereby  will (i)  conflict  with or  result  in a  violation,  breach or termination  or  acceleration  of,  or  default  under  (or would  result  in a  violation,  breach, termination,  acceleration  or default  with the giving of notice or passage of time or both) any of the terms,  conditions or provisions of the respective  charter documents or Bylaws of KLA-Tencor or
Merger Sub, as amended,  or of any note,  bond,  mortgage,  indenture,  license,  agreement or other

                                                 25

instrument  or obligation to which  KLA-Tencor or Merger Sub is a party,  or by which  KLA-Tencor or
Merger  Sub or any of their  properties  or  assets  may be bound or  affected,  except  where  such conflict, violation, breach, termination,  acceleration or default would not, individually or in the aggregate, have a material adverse effect on the financial condition, assets, liabilities, earnings, business or prospects of KLA-Tencor and its subsidiaries,  taken together as a whole, other than any effect  resulting from  conditions  generally  affecting  KLA-Tencor's  industry or the economy as a whole,  (ii) result in the  violation  of any order,  writ,  injunction,  decree,  statute,  rule or regulation  applicable to KLA-Tencor or Merger Sub, or their properties or assets or (iii) result in the imposition of any lien, encumbrance, charge or claim upon any of KLA-Tencor's assets. No consent or approval by, or notification to or filing with, any court,  governmental authority or third party is required in  connection  with the  execution,  delivery  and  performance  of this  Agreement  by
KLA-Tencor or Merger Sub or the consummation of the transactions contemplated hereby, except for the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

            (c) BROKERS AND  FINDERS.  Neither  KLA-Tencor  nor Merger Sub has  employed any broker, agent or finder or incurred any liability for any brokerage  fees,  agents'  commissions or finders'
fees in connection with the transactions contemplated hereby.

            (d) PROXY  MATERIALS.  None of the information  supplied or to be supplied by KLA-Tencor and/or  Merger Sub for  inclusion in or  incorporation  by reference  into the Proxy  Statement  (as defined in Section 4.4(a)) will, on the date the Proxy Statement is first mailed to the Stockholders or at the time of the Company's meeting of Stockholders,  contain any untrue statement of a material fact or omit to state any material fact required to be stated  therein or necessary in order to make the  statements  made  therein,  in light of the  circumstances  under  which  they were  made,  not misleading.

            (e) FINANCING.  KLA-Tencor  has  sufficient  funds on hand or available to it under bank lines of credit to fully  satisfy  all of  KLA-Tencor's  and  Merger  Sub's  obligations  under this
Agreement,  including,  without limitation,  the obligation to pay the Purchase Price in cash on the
Effective Date and to pay all fees and expenses incurred by them in connection with the Merger.

            (f)  ACTIONS  AND  PROCEEDINGS.  There  are  no  actions,  suits  or  claims  or  legal, administrative  or arbitration  proceedings  pending or, to the knowledge of KLA-Tencor,  threatened against  KLA-Tencor  and/or Merger Sub that  individually  or in the aggregate  could  reasonably be expected  to  interfere  with  the  ability  of  KLA-Tencor  and/or  Merger  Sub to  consummate  the transactions contemplated hereby.

                                              ARTICLE 4

                                 ADDITIONAL COVENANTS AND AGREEMENTS

         Section 4.1.  ACTS OF THE  COMPANY.  The Company  agrees that,  from the date hereof to the
Closing,  except to the extent that  KLA-Tencor  shall  otherwise  give its written  consent,  which consent shall not be unreasonably withheld if consistent with the planned cessation of the Company's business, or as described below:

                                                 26

            (a) BUSINESS IN ORDINARY  COURSE.  The Company will,  and will cause the  Subsidiary to, operate its business only in the ordinary  course and  consistent  with past  practice,  and, to the extent of and consistent with such operation,  except as otherwise  provided herein, it will use its commercially  reasonable efforts to preserve intact its present business organization and, except as otherwise  provided herein, to preserve its relationships with employees and persons having business dealings with it.

            (b) MAINTAIN  PROPERTIES.  The Company will, and will cause the Subsidiary to,  maintain all of its properties in customary repair,  order and condition,  reasonable wear and use and damage by  unavoidable  casualty  excepted,  and  take all  steps  reasonably  necessary  to  maintain  its
Intangibles. The Company will not, and will cause the Subsidiary not to, sell, lease or exchange, or enter into any  agreement to sell,  lease or  exchange,  all or any portion of its assets other than respect to sales of inventory or licenses of software in the ordinary course of business.

            (c) MAINTAIN  MANAGEMENT.  The Company will not, and will cause the  Subsidiary  not to, initiate or cause any  changes in the persons  serving as  management  of the Company  other than as specifically contemplated by Section 4.1(d), below.

            (d) COMPENSATION.  The Company will not, and will cause the Subsidiary not to, (i) grant any increase in  compensation  or any bonus to any employee or member of  management,  or (ii) enter into or amend or alter any bonus, incentive  compensation,  deferred  compensation,  profit sharing, stock option, retirement,  severance,  indemnification,  pension,  insurance, death benefit or other fringe  benefit  plan,  agreement  or  arrangement,  or  any  employment  or  consulting  agreement.
Notwithstanding the foregoing,  the Company may, prior to the Closing,  pay the amounts set forth to the Company's  employees as set forth in Schedule  4.1(d) hereto in  satisfaction  of (x) all of the
obligations   the  Company  would  have  to  such  persons  as  if  such  persons  were   terminated
contemporaneously  with or  following  the change in control  resulting  from the Merger and (y) all other obligations to such employees in accordance with the Company's existing severance policy as of the date of this Agreement or under applicable laws (all such payments,  collectively, the "Required
Severance Payments").

            (e) NO RELATED PARTY  TRANSACTIONS.  Other than in the ordinary course of business,  the
Company will not, and will cause the Subsidiary not to, enter into any transaction or contract with, or (except as expressly contemplated by this Agreement) make any other payment or commitment to, any of its security  holders,  officers,  management,  directors  or employees or their family  members, including the lending of any monies.

            (f)  INDEBTEDNESS.  The Company will not, and will cause the  Subsidiary not to, create, incur, assume,  guarantee, or otherwise become liable with respect to any indebtedness other than in the ordinary course of business.

            (g) MAINTAIN  BOOKS.  The Company will, and will cause the  Subsidiary to,  maintain its books, accounts and records in its usual, regular and ordinary manner.

                                                 27

            (h) NO AMENDMENTS. The Company will not amend its Certificate of Incorporation or Bylaws and will cause the Subsidiary  not to amend its charter or similar  governing  instruments;  and the
Company will,  and will cause the Subsidiary  to,  maintain its corporate  existence and powers and, except as set forth on the Disclosure Schedule,  its qualifications as a foreign corporation in each jurisdiction where it is so qualified.

            (i) PAY TAXES.  The Company will, and will cause the Subsidiary to, file all Tax Returns and pay all Taxes as they become due.

            (j) NO  DISPOSITION OR  ENCUMBRANCES.  The Company will refrain from, and will cause the
Subsidiary to refrain from,  disposing of or encumbering any of its properties and assets other than in the ordinary course of business.

            (k) INSURANCE.  The Company will, and will cause the Subsidiary to,  maintain  insurance upon its properties and insurance in respect of the kinds of risks  currently  insured  against,  in accordance with its current practice.

            (l) NO MERGERS.  Subject to the provisions of Section 4.6(b), the Company will not merge or consolidate with any other  corporation,  or acquire any stock, or, except in the ordinary course of business, any business, property or assets of any other person, firm, association, corporation or other business organization.

            (m) NO SECURITIES ISSUANCE.  The Company will not, and will cause the Subsidiary not to, issue any shares of capital stock except pursuant to Company Options and Warrants  outstanding as of the date hereof, or enter into any commitment or agreement,  or grant any option,  warrant or right, calling  for the  issuance  of any  shares of  stock,  and will not  create or issue any  securities convertible  into any such shares or convertible  into securities in turn so  convertible,  or enter into any commitment or agreement, or grant any option, warrant or right, calling for the issuance of any such convertible securities or split, combine or reclassify any of its capital stock or issue or authorize  or  propose  the  issuance  of any  other  securities  in  respect  of,  in lieu of or in substitution for shares of its capital stock.

            (n) DIVIDENDS;  REPURCHASES. The Company will not declare any dividends on or in respect of shares of capital stock; nor will it redeem, repurchase or otherwise acquire any shares of stock.

            (o)  CONTRACTS.  Except  in the  ordinary  course  of  business  or as set  forth on the
Disclosure Schedule,  the Company will not, and will cause the Subsidiary not to, enter into, assume or cancel any material contract,  agreement,  obligation,  lease, license or commitment, and it will not do any act or omit to do any act which  would  cause a material  breach of or default  under any material contract, commitment or obligation of the Company.

            (p) ADVICE OF CHANGE.  The Company will  promptly  advise  KLA-Tencor  in writing of the occurrence of any Material Adverse Effect, other than continuing operating losses or the termination of revenue.

                                                 28

            (q) DUE  COMPLIANCE.  The Company will, and will cause the Subsidiary to, duly comply in all material  respects with all laws,  rules and regulations  applicable to it and to the conduct of its business.

            (r) NO WAIVERS OF RIGHTS.  The Company will not, and will cause the  Subsidiary  not to, amend, terminate or waive any material right.

            (s) CAPITAL COMMITMENTS. The Company will not, and will cause the Subsidiary not to make or commit to make any capital  expenditure,  capital  addition or capital  improvement  of more than
$10,000 individually, or in the aggregate.

            (t) NO BREACHES.  The Company will not, and will cause the  Subsidiary  not to, take any action that would constitute or result in a breach of any representation or warranty herein,  either as of the date made or on the Effective Date.

            (u) CONFIDENTIAL INFORMATION.  The Company shall not, and shall cause the Subsidiary not to,  except as required by law or by agreements  existing on the date hereof,  disclose to any third person,  and shall  preserve  and  maintain  and  prevent  the  disclosure  or  publication  of, any proprietary  information or trade secrets belonging to the Company or the Subsidiary,  except in the ordinary course of business.

            (v) OBJECTIONS TO THE MERGER. The Company will promptly advise KLA-Tencor of any written objection to the Merger from any of its security holders.

            (w) MATERIAL TAX ELECTION.  The Company will not, and will cause the  Subsidiary not to, make any material Tax election or settle or compromise any material federal, state, local or foreign
Tax liability or agree to an extension of a statute of  limitations  except to the extent the amount of any such settlement has been reserved for on the Balance Sheet.

            (x) DISCHARGE OF  LIABILITIES.  The Company will not, and will cause the  Subsidiary not to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted,  contingent or  otherwise),  other than the payment,  discharge or  satisfaction  in the ordinary  course of business of liabilities  reflected or reserved  against on the Balance Sheet and liabilities arising after the date of the Balance Sheet in the ordinary course of business.

            (y) REVALUATION OF ASSETS.  The Company will not undertake any revaluation of any of its assets, including,  without limitation,  writing down the value of inventory or writing off notes or accounts  receivable  other than in the  ordinary  course of  business  or in  accordance  with GAAP consistently applied.

            (z)  ACCOUNTING  CHANGES.  The  Company  will not take any  action to change  accounting
policies  or  procedures  (including,  without  limitation,   procedures  with  respect  to  revenue
recognition, payments of accounts payable and collection of accounts receivable), except as required by concurrent changes in GAAP or federal securities law applicable to companies generally.

                                                 29

            (aa) INTELLECTUAL  PROPERTY. The Company will not, and will cause the Subsidiary not to, license any of its Intangibles to any third party, other than in the ordinary course of business.

            (bb)  EXPENSE  ACCOUNT.  The Company  will not,  and will cause the  Subsidiary  not to, reimburse  or otherwise  pay its  directors,  officers or employees  for any expenses or other costs incurred by such  individuals and entities in the course of providing  service to the Company (i) in excess of $10,000  individually or $20,000 in the aggregate from the date hereof through October 31,
2001, and (ii) in excess of $10,000  individually or $10,000 in the aggregate in each calendar month beginning October 31, 2001 through the Closing if the Closing does not occur by October 31, 2001 due to SEC review of the Proxy Statement, except reasonable and customary expenses (A) for travel as may be  contemplated  by Section 4.8 of this  Agreement,  (B) directly  related to attendance at Company
Board of Director meetings called for purposes directly related to the transactions  contemplated by this  Agreement,  (C) incurred by Company  employees  providing  field service  (which costs will be billed to clients in receipt of any such  service),  (D)  incurred  by the  Company in the course of providing  service in accordance with the terms of its warranty  obligations to the customers listed on Section 3.2(w) of the Disclosure Schedule , and (E) in connection with Diskcon and BACUS of up to
$5,000 per show.

     Except as specifically  provided in this Section 4.1, nothing contained in this Agreement shall give  KLA-Tencor,  directly or indirectly,  the right to control or direct the Company's  operations prior to the Effective Date.  Prior to the Effective  Date, the Company shall  exercise,  consistent with the  terms  and  conditions  of this  Agreement,  complete  control  and  supervision  over its operations.

         Section 4.2. SATISFACTION OF CONDITIONS PRECEDENT. The parties hereby agree, subject to the terms and conditions  provided in this Agreement,  to use their reasonable efforts to take, or cause to be taken,  all  action,  and to do, or cause to be done,  all things  necessary,  appropriate  or desirable under applicable laws and regulations to consummate the transactions  contemplated by this
Agreement,  including the  satisfaction of the conditions  precedent  contained in Article 5 hereof.
Each party will use their respective  reasonable efforts to obtain consents of all third-parties and
governmental   authorities  necessary,   appropriate  or  desirable  for  the  consummation  of  the transactions  contemplated  by this  Agreement,  including  without  limitation  the  filing  of the
Certificate  of Merger with the Secretary of State of the State of Delaware in  accordance  with the
DGCL.

         Section  4.3.  ACCESS TO RECORDS AND  PROPERTIES.  KLA-Tencor  may,  prior to the  Closing, through its employees, agents and representatives, make or cause to be made such investigation as it deems necessary or advisable of the assets and business of the Company, but such investigation shall not affect the representations and warranties under Section 3.2 hereof. The Company agrees to permit
KLA-Tencor and its employees,  agents and  representatives  to have full access on reasonable notice and during regular business hours to its properties,  books, records, contracts and other documents, to furnish to KLA-Tencor such financial and operating data and other information with respect to its

                                                 30

business and properties as KLA-Tencor shall from time to time reasonably  request,  and to authorize the Company's employees, agents and representatives to discuss the Company's affairs with employees, agents and  representatives  of KLA-Tencor.  Without  limiting the generality of the foregoing,  the
Company  agrees to use its best efforts to cause  Arthur  Andersen  LLP and Cayer  Prescott  Clune &
Chatellier,  LLP, to permit KLA-Tencor and its employees,  agents and  representatives  to have full access on reasonable  notice and during regular  business hours to their work papers with respect to audits of the Company's financial statements.

         Section 4.4. SEC FILING;  DISTRIBUTION OF PROXY STATEMENT;  WARRANT NOTICE;  OPTION NOTICE;
STOCKHOLDER APPROVAL; AMENDMENTS.

            (a) SEC FILING.  As promptly as practicable  after the execution of this Agreement,  the
Company will prepare and file with the SEC a proxy statement relating to the terms of the Merger and this  Agreement,  the Company and its business  operations,  and the material  facts  concerning all payments which are "Parachute  Payments" as defined in Section  280G(b)(2) of the Code which require stockholder approval,  in form and substance reasonably  satisfactory to KLA-Tencor and its counsel, to satisfy all  requirements  of  applicable  state and federal  securities  laws,  the rules of the
American  Stock  Exchange  and the DGCL (the "Proxy  Statement").  The Company  will  respond to any comments  of the SEC and will  cause the Proxy  Statement  to be mailed to its  Stockholders  at the earliest  practicable  time.  The Company will notify  KLA-Tencor  promptly  upon the receipt of any comments from the SEC or its staff in connection  with the Proxy Statement and of any request by the
SEC or its staff for amendments or supplements to the Proxy Statement or for additional  information and will  supply  KLA-Tencor  with  copies of all  correspondence  between the Company or any of its representatives,  on the one hand, and the SEC, or its staff on the other hand,  with respect to the
Proxy Statement.

            (b) DISTRIBUTION.  The Company shall take all action reasonably  necessary in accordance with applicable law to convene a meeting of the Stockholders to be held at the earliest  practicable time after the date of this  Agreement  for the purpose of  approving  and adopting  this  Agreement
(including the transactions  contemplated hereby). Without limiting the generality of the foregoing, as promptly as practicable after the execution of this Agreement, (i) the Company will submit to the
Stockholders  the Proxy  Statement;  (ii) the Company  will submit to the holders of the  Redeemable
Warrants the notice (the "Warrant  Notice") required by Section 15 of that certain Warrant Agreement dated  October 23, 1996  between the Company and American  Securities  Transfer & Trust,  Inc.  (the
"Warrant Agreement");  (iii) the Company will submit to the holders of the Representative's Warrants the notice (the  "Representative's  Notice") required by Section F of that certain Warrant Agreement dated October 23, 1996 between the Company and  Schneider  Securities,  Inc. (the  "Representative's
Agreement");  and (iv) the Company will submit to the holders of all Company Options the notice (the
"Option  Notice")  required by Section (f) of the  standard  form of option grant  agreement  issued pursuant to the Company's  1996 Stock Option Plan and the  Company's  1996 Formula Stock Option Plan
stating that all Company  Options not exercised  within 30 days of receipt of the Option Notice will be terminated  upon the Closing of the Merger on the Effective  Date.  Neither the Proxy  Statement,
when mailed or at the time of the  meeting of  Stockholders  to approve the Merger,  nor the Warrant
Notice, when mailed to the holders of the Redeemable Warrants, nor the Representative's Notice, when

                                                 31

mailed to the holders of the  Representative's  Warrant,  nor the Option Notice,  when mailed to the holders of the Company  Options,  shall  contain any untrue  statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements  therein, at the time in light of the  circumstances  under  which  they were  made,  not  misleading;  provided, however,  that the Company shall not be deemed to be deemed to have breached this Section  4.4(b) to with respect to any information provided, or required to be provided, by or on behalf of KLA-Tencor.
The Company shall submit the Proxy Statement to the  Stockholders,  and its Board of Directors shall recommend to the Stockholders the adoption of this Agreement and the approval of the Merger and such other matters referred to above;  provided,  however,  that the Company's Board of Directors may, at any time prior to the Effective Time,  withdraw,  modify or change such recommendation in accordance with the provisions of Section 4.6(b). The Company's obligation to call, give notice of, convene and hold a meeting of the  Stockholders  in  accordance  with this  Section  4.4 shall not be limited or otherwise  affected by the commencement,  disclosures,  announcement or submission by the Company of any Acquisition  Proposal (as defined in Section 4.6(a) below),  or by any withdrawal,  amendment or modification  of the  recommendation  by the Company's  Board of Directors  with pursuant to Section
4.6(b).

            (c)  STOCKHOLDER  APPROVAL.  The Company  shall,  at such  meeting of the  Stockholders, present  this  Agreement  and the other  matters for  adoption by its  Stockholders.  Subject to the provisions  of Section  4.6(b),  the Company shall use all  reasonable  efforts  (including  without limitation, if requested by KLA-Tencor,  promptly engaging a professional proxy solicitor reasonably acceptable to  KLA-Tencor) to obtain all votes and approvals of the  Stockholders  necessary for the approval and adoption of this Agreement and the Merger under the DGCL,  the applicable  rules of the
American Stock Exchange and the Company's Certificate of Incorporation and Bylaws.

            (d) AMENDMENTS AND  SUPPLEMENTS.  If, at any time prior to the Effective Date, any event or circumstance  relating to the Merger, the Company,  or the Company's officers or directors should be  discovered by the Company which should be set forth in an amendment or a supplement to the Proxy
Statement, the Company shall promptly inform KLA-Tencor, and the Company shall, in consultation with its independent legal counsel,  promptly amend or supplement the Proxy Statement.  The Company shall deliver a copy of the amendment or supplement, as the case may be, to KLA-Tencor prior to its filing with the SEC. The form and  substance of any such  amendment or  supplement  shall be subject to the prior approval of KLA-Tencor, which approval shall not be unreasonably withheld or delayed.

         Section 4.5. CERTAIN EMPLOYEE MATTERS.

            (a)  TERMINATION  OF EMPLOYEES AND  CONSULTANTS.  As of the Closing,  Company shall have taken all steps  necessary to terminate  effective upon the Closing all employees and consultants of
Company  or of the  Subsidiary  (to the  extent  not  earlier  terminated)  in  accordance  with all applicable laws.

                                                 32

            (b) NOTICES TO EMPLOYEES.  The Company shall be responsible and assume all liability for all notices,  benefits or payments due to any employees or consultants,  and all notices,  payments, fines or assessments due to any government  authority pursuant to any applicable  foreign,  federal, state or local law,  common  law,  statute,  rule or  regulations  with  respect to the  employment, discharge or layoff of employees or consultants by the Company or by the  Subsidiary,  including but not limited to the Worker Adjustment and Retraining  Notification Act, the Code, COBRA and any rules and regulations thereunder;  provided, however, that KLA-Tencor shall provide or cause its insurance carrier  to  provide  COBRA  continuation  coverage  to all  Company  employees  and their  eligible dependents and any other individual who becomes an M&A qualified beneficiary (as defined by Treasury
Regulation  Section  54.4980B-9,  Q&A-4)  as a  result  of the  transactions  contemplated  by  this
Agreement).  The Company shall provide prior to the Closing all information necessary or appropriate for KLA-Tencor to offer continuation coverage to such employees.

            (c)  TERMINATION  OF 401(K) AND  SEVERANCE  PLANS.  Effective as of the day  immediately preceding the Effective  Date, the Company and its Affiliates,  as applicable,  shall each terminate any and all Company  Employee Plans,  including  without  limitation,  any and all plans intended to include a Code Section 401(k) arrangement  (unless KLA-Tencor has previously provided written notice to the Company that such 401(k) plans shall not be  terminated).  Unless  KLA-Tencor  provides  such written notice to the Company,  no later than three  business days prior to the Effective  Date, the
Company shall provide  KLA-Tencor with evidence that such Company  Employee Plans will be terminated
(effective as of the day  immediately  preceding the Effective  Date) pursuant to resolutions of the
Company's Board of Directors.  The form and substance of such resolutions shall be subject to review and  approval  of  KLA-Tencor.  The Company  also shall take such other  actions in  furtherance  of terminating each such Company Employee Plan as KLA-Tencor may reasonably require.

            (d) PAYMENT OF SEVERANCE PAYMENTS.  Immediately prior to the Closing,  the Company shall pay all of the Required Severance Payments (set forth on Schedule 4.1(d) hereto); PROVIDED, HOWEVER, that to the extent the  Company  will have a negative  Net Cash  Position  after the payment of such
Required  Severance  Payments,  then the  Company  may defer the  payment of an amount  equal to the
Permissible  Shortfall (as defined in Section  5.1(r)) until after Closing and promptly,  but in any event within seven  calendar  days after the Closing  KLA-Tencor  shall pay, or cause the  Surviving
Corporation to pay, any amount still owed under such Required  Severance Payments to each respective recipient  who has  submitted  to the  Company a full  settlement  and release of any and all claims against the Company and KLA-Tencor  (but in no event shall the aggregate  amount paid by KLA-Tencor, or the Surviving  Corporation,  as the case may be, exceed the Permissible  Shortfall amount).  Each scheduled  recipient of a Required  Severance  Payment who shall not provide a full  settlement  and release of any and all claims against the Company and KLA-Tencor shall receive payments according to the timing schedule which would otherwise apply under the terms of the applicable original agreement providing for such severance.

         Section 4.6       NO SOLICITATIONS.

            (a) NO SOLICITATION OF TRANSACTIONS. Subject to Section 4.6(b), the Company agrees that:
neither  it nor  any of  its  directors,  officers  or  other  representatives  shall,  directly  or indirectly: (i) initiate, solicit, encourage or otherwise facilitate (including, except as otherwise

                                                 33

provided in Section  4.6(b),  by way of furnishing  information)  any inquiries or the making of any proposal or offer with respect to a merger, reorganization, share exchange, consolidation,  business combination,  recapitalization,  liquidation,  dissolution or similar transaction involving,  or any purchase or sale of all or any  significant  portion of the assets or any equity  securities of, the
Company  (any such  proposal or offer other than the Merger  contemplated  by this  Agreement  being hereinafter referred to as an "Acquisition Proposal");  (ii) have any discussion with or provide any confidential  information  or data to any person or entity  relating to an  Acquisition  Proposal or engage in any negotiations concerning an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or  implement  an  Acquisition  Proposal or accept an  Acquisition  Proposal;  (iii)
endorse or recommend any  Acquisition  Proposal;  or (iv) enter into any letter of intent or similar document or any  contract,  agreement  or  commitment  contemplating  or  otherwise  relating to any
Acquisition Proposal;  provided,  however, that after receipt of an unsolicited,  written, bona fide
Acquisition  Proposal that the Board of Directors of the Company reasonably concludes may constitute a Superior Proposal (as defined below),  the Company may submit to the party making such Acquisition
Proposal a written list of questions,  the sole purpose of which is to elicit  clarifications  as to the material terms of the Acquisition Proposal so as to enable the Board of Directors of the Company to make a determination  whether such Acquisition  Proposal is in fact a Superior Proposal (it being agreed that any  correspondence  with such party shall be limited to  questions  and such  questions shall be limited to the purpose of clarifying  the material terms of such  Acquisition  Proposal and shall not  solicit or  encourage  any new  Acquisition  Proposal  or any  change to the  Acquisition
Proposal,  and it being further agreed that the Company shall provide  KLA-Tencor with a copy of any correspondence  delivered pursuant to this Section 4.6(a)  simultaneously  with the delivery of such correspondence  to any third party).  The Company further agrees that it will immediately  cease and cause to be terminated (as of the date of this  Agreement) any existing  activities,  discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Without limiting the foregoing,  it is understood  that any violation of the  restrictions  set forth in the preceding two sentences by (x) any investment banker, attorney or other advisor or representative of the Company in accordance with the instructions of the Company or with the knowledge of the Company, or (y) any officer or director of the Company in accordance with the  instructions of the Company or with the  knowledge  of the  Company  shall be deemed to be a breach of this  Section  4.6(a) by the
Company.

            In addition to the  obligations  of the Company set forth above in this Section  4.6(a), the Company as promptly as practicable shall advise KLA-Tencor orally and in writing of any inquiry,
Acquisition  Proposal or request for non-public  information which the Company  reasonably  believes would  lead to an  Acquisition  Proposal,  the  material  terms  and  conditions  of  such  inquiry,
Acquisition  Proposal or request,  and the identity of the person or group making any such  inquiry,
Acquisition  Proposal  or  request.  The  Company  will keep  KLA-Tencor  informed  as  promptly  as practicable in all material  respects of the status and details  (including  material  amendments or proposed material amendments) of any such inquiry, Acquisition Proposal or request.

            (b)  EXCEPTIONS.  Nothing  contained in Section  4.6(a) shall prevent the Company or the
Company's  Board of Directors  from (i) complying with the  requirements  of Rule 14e-2(a) under the
Exchange  Act with  respect to an  Acquisition  Proposal  (to the extent  applicable)  and any other applicable  statutory  requirement;  (ii)  engaging in any  discussions  or  negotiations  with,  or

                                                 34

providing any information  to, any person or entity in response to an unsolicited  bona fide written
Acquisition  Proposal by any such person or entity;  or (iii)  recommending such an unsolicited bona fide written Acquisition  Proposal to the Company's  Stockholders if and only to the extent that (A)
such Board of Directors  concludes  in good faith (after  consultation  with its  independent  legal counsel and  financial  advisers)  that such  Acquisition  Proposal is  reasonably  capable of being completed,  taking into account all legal,  financial,  regulatory and other relevant aspects of the
Acquisition  Proposal  and the  person or entity  making the  Acquisition  Proposal,  and would,  if consummated,  result  in a  transaction  more  favorable  to the  Company's  Stockholders  than  the transaction  contemplated  by this  Agreement (any such more  favorable  Acquisition  Proposal being referred to in this Agreement as a "Superior Proposal") (provided, however, that no such Acquisition
Proposal  shall be deemed to be a Superior  Proposal if any  financing  required to  consummate  the transaction contemplated by such Acquisition Proposal is not committed), (B) such Board of Directors determines in good faith after  consultation  with its independent legal counsel that such action is consistent  with the  satisfaction  of its  fiduciary  duties  under  applicable  law,  (C) prior to providing any  information or data to any person or entity in connection  with a Superior  Proposal, such Board of Directors receives from such person or entity an executed  confidentiality  agreement,
(D) prior to providing any information or data to any person or entity or entering into  discussions or negotiations with any person or entity,  such Board of Directors notifies  KLA-Tencor promptly of such inquiries,  proposals or offers received by, any such  information  requested from, or any such discussions  or  negotiations  sought to be initiated or continued  with,  the Company or any of its directors, officers or other representatives indicating, in connection with such notice, the name of such person or entity and the material  terms and conditions of any proposals or offers (the "Notice of Superior  Proposal") and (E) KLA-Tencor shall not have, within five business days of KLA-Tencor's receipt of the Notice of Superior Proposal, made an offer that the Company's Board of Directors by a majority vote determines in its good faith judgment (after consultation with a financial adviser) to be at least as favorable to the Company's  Stockholders  as such Superior  Proposal (it being agreed that the Company  Board shall  convene a meeting to consider any such offer by  KLA-Tencor  promptly following the receipt thereof).

         Section 4.7. INDEMNIFICATION.

            (a)  Subject to the  occurrence  of the  Closing,  KLA-Tencor  agrees that all rights to indemnification or exculpation now existing in favor of each present and former director and officer of the Company (the "Indemnified Parties") as provided in the Company's Certificate of Incorporation or By-Laws as in effect as of the date hereof shall  survive and remain in full force and effect for a period of three years after the Closing.

            (b) KLA-Tencor  understands  and agrees that,  prior to the Effective  Time, the Company intends to obtain a "tail"  insurance  policy that provides  coverage  substantially  similar to the coverage provided under the Company's  directors and officers insurance policy in effect on the date of this Agreement for the  individuals  who are directors and officers of the Company on the date of this Agreement for events occurring prior to the Effective Time; provided,  however, that KLA-Tencor shall  be  provided  with at least  five  business  days to  review  the  terms  (including  without limitation,  applicable policy thresholds and deductibles) of any such insurance policy prior to the time the Company incurs any obligation with respect thereto; and provided, further, that the Company shall not pay more than $60,000 to purchase such policy without KLA-Tencor's prior written consent.

                                                 35

         Section 4.8. KOBE STEEL. As soon as practicable after the execution of this Agreement,  the
Company shall request a meeting with representatives of Kobe Steel USA Holdings, Inc. ("Kobe Steel")
(which  meeting shall be  coordinated  with and include  Jeffrey L. Hall of  KLA-Tencor,  or another representative appointed by KLA-Tencor) to discuss the transactions  contemplated by this Agreement.
The Company  shall use  reasonable  efforts to  persuade  Kobe Steel to become a party to, and to be bound by, a voting agreement with respect to the shares held by Kobe Steel.

         Section 4.9. PATENT LIEN. As soon as practicable after the execution of this Agreement, the
Company  shall use its best  efforts to cause  State  Street  Bank and Trust  Company to release the security  interest held by it, and any other claims made by it, with respect to the Company's United
States patent number 5602401.

                                              ARTICLE 5

                                    CONDITIONS TO OBLIGATIONS OF
                               KLA-TENCOR, MERGER SUB AND THE COMPANY

         Section 5.1.  CONDITIONS TO OBLIGATIONS  OF KLA-TENCOR  AND MERGER SUB. The  obligations of
KLA-Tencor  and Merger Sub to consummate  the  transactions  contemplated  hereby are subject to the satisfaction,  on or before the Closing,  of the following  conditions  (unless waived in writing by
KLA-Tencor and Merger Sub in the manner provided in Section 6.2 hereof):

            (a) REPRESENTATIONS,  WARRANTIES AND PERFORMANCE OF THE COMPANY. The representations and warranties of the Company set forth in Section 3.2 hereof that are qualified as to materiality shall be accurate on and as of the date hereof,  and on and as of the Effective Date as though made on and as of the Effective Date except for those that speak as of a particular date which shall be accurate as of such  date,  except as set  forth on the  Disclosure  Schedule,  and the  representations  and warranties  of the  Company  set forth in Section  3.2  hereof  that are not so  qualified  shall be accurate in all material  respects on and as of the  Effective  Date as though made on and as of the
Effective  Date except for those that speak as of a  particular  date which shall be accurate in all material respects as of such date, except as set forth on the Disclosure  Schedule;  and the Company shall have  performed in all material  respects all  obligations  and complied  with in all material respects all covenants  required to be performed or to be complied  with by it under this  Agreement prior to the Closing.  Since the date of this Agreement,  there shall not have occurred any Material
Adverse Effect, other than continuing operating losses and losses attributable to the abandonment of leasehold improvements that will result when the Company vacates its premises in connection with the termination of the lease for its current space at 46 Jonspin Road, Wilmington, Massachusetts 01887.

                                                 36

            (b)  AUTHORIZATION.  All action  necessary  to  authorize  the  execution,  delivery and performance  hereof by the Company and the  consummation of the  transactions  contemplated  hereby, including  the approval by the  Stockholders  of the  execution,  delivery and  performance  of this
Agreement in accordance  with the DGCL,  shall have been duly and validly taken by the Company.  The
Company  shall have  furnished  KLA-Tencor  with a copy of all  resolutions  adopted by the Board of
Directors and Stockholders of the Company in connection with such action, certified by the Secretary or Assistant Secretary of the Company,  together with copies of such other instruments and documents as KLA-Tencor shall have reasonably requested.

            (c) GOVERNMENTAL  CONSENTS.  Any governmental  authority  having  jurisdiction  over the
Company,  KLA-Tencor  or Merger  Sub,  to the extent  that its  consent or  approval  is required by applicable  law or regulation  for the  performance  of this  Agreement or the  consummation  of the transactions contemplated hereby, shall have granted any necessary consent or approval.

            (d) CONTRACTUAL  CONSENTS.  The parties to each of the contracts,  licenses,  leases and other  agreements,  if any,  identified  on  SCHEDULE  5.1(D)  hereto  shall have  consented  to the consummation of the transactions  contemplated  hereby or the assignment of such contract,  license, lease or other agreement, as the case may be.

            (e) GOOD  STANDING  CERTIFICATES.  The Company  shall have  delivered  to  KLA-Tencor  a long-form  corporate  good  standing  certificate  from the  State  of  Delaware  and good  standing certificates from each jurisdiction in which the Company is qualified to transact business.

            (f)  PRESIDENT'S  CERTIFICATE.   The  Company  shall  have  delivered  to  KLA-Tencor  a
certificate  executed by the President of the Company,  dated the Effective Date,  certifying to the fulfillment of the conditions specified in Section 5.1(a).

            (g)  DISSENTERS'  RIGHTS.  The holders of less than 9% of the Company  Shares shall have demanded and perfected  their right to an appraisal of their Company  Shares in accordance  with the
DGCL.

            (h) LEGAL OPINION OF COUNSEL FOR THE COMPANY.  KLA-Tencor shall have received an opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel for the Company, dated the Effective
Date and in the form attached hereto as EXHIBIT G.

            (i) NO LITIGATION OR PROCEEDINGS.  No legal action or other proceedings shall be pending or threatened  which may materially and adversely affect the ability of the parties to consummate of the transactions  contemplated by this Agreement, or which may reasonably be expected to result in a
Material Adverse Effect.

            (j) AGREEMENTS IN FULL FORCE AND EFFECT.  KLA-Tencor  shall have delivered its signature to the Consulting  Agreement and the Consulting  Agreement and the Voting Agreement shall be in full force and effect.

                                                 37

            (k) TERMINATION OF STOCK OPTIONS;  WARRANT  NOTICE.  All Company Options shall have been exercised or shall have expired or have been legally  terminated  without  liability to the Company.
The Company  shall have  submitted  the Warrant  Notice to the  holders of the  Redeemable  Warrants pursuant to Section 15 of the Warrant Agreement,  and the Representative's  Notice to the holders of the Representative's  Warrants pursuant to Section F of the Representative's  Agreement, as required by Section 4.4 of this Agreement.

            (l) RESIGNATIONS;  EXECUTIVE EMPLOYMENT AGREEMENTS. (i) The Company shall have delivered to KLA-Tencor the written resignations of Chase, Jay L. Ormsby, Abdu Boudour, N. Guy Johnson, Marcia
L. Olson,  Freeman and  Marguerite J. Hill from all positions  with the Company and the  Subsidiary, such resignations to be effective as of the Effective Date; (ii) the executive employment agreements between the Company and each of such individuals shall have been legally  terminated without further liability to the Company and KLA-Tencor; (iii) all other severance agreements,  retention agreements and  similar  agreements  to which the  Company  is a party or by which it is bound  shall have been legally  terminated  without further liability to the Company or KLA-Tencor  (except that,  promptly following  the Closing  KLA-Tencor  shall pay, or shall cause the Surviving  Corporation  to pay, an amount equal to the Permissible  Shortfall in satisfaction of the remaining portion of the Company's
Required  Severance  Payments);  and (iv) the Company shall have delivered to KLA-Tencor an executed settlement and release from each scheduled  recipient of the Required Severance Payments in form and substance reasonably acceptable to KLA-Tencor.

            (m) TERMINATION OF CONSULTING AGREEMENT.  That certain Consulting Agreement dated May 7,
2001 between the Company and David B. Lloyd shall have been legally  terminated without liability to the Company.

            (n) DOCUMENTS  SATISFACTORY.  The form and  substance of all legal matters  contemplated herein and of all papers used or delivered  hereunder shall be reasonably  acceptable to KLA-Tencor, and KLA-Tencor shall have received all documents that it may have reasonably requested in connection with the transactions contemplated hereby, in form and substance reasonably satisfactory to it.

            (o)  STOCKHOLDER  APPROVAL.  The adoption by the  Stockholders of this Agreement and the approval of the Merger in accordance with the DGCL shall have been duly and validly obtained.

            (p)  COMPANY  EMPLOYEE  PLANS  TERMINATED.  All Company  Employee  Plans shall have been terminated and KLA-Tencor  shall have received  evidence to its  reasonable  satisfaction  that such terminations were completed in accordance with all applicable laws.

            (q)  OUTSTANDING  CAPITAL STOCK.  There shall be no more than  3,010,000  Company Shares issued  and  outstanding  immediately  prior to the  Effective  Time  (the  "Closing  Shares"),  and
KLA-Tencor  shall have received a written  certification of such fact, dated as of the Closing Date, from the Company's transfer agent with respect to the Closing Shares; notwithstanding the foregoing, the Closing Shares may be increased by the Additional Shares.

                                                 38

            (r) NET CASH POSITION.  As of the Effective  Time, the Company's Net Cash Position shall not be less than ($365,000) (the "Permissible Shortfall");  provided, however, that in the event any portion of the amount  listed  from the company set forth on  SCHEDULE  5.1(R) is not  collected  or becomes uncollectable,  then the Permissible Shortfall amount may be increased by the uncollected or uncollectable amount, but in no event shall the Permissible  Shortfall amount exceed $515,000.  "Net
Cash Position" shall mean the difference between the Company's cash minus the Company's  liabilities
(net of legal reserves of $125,250 and warranty reserves of $50,000, provided, that no adjustment to such reserve  accounts shall have been made (or shall have reason to be made) prior to the Effective
Time and no payments  against such  reserves  shall have been made (or shall have reason to be made)
prior to the Effective  Time) as of the Effective  Time. For purposes of  determining  the Company's compliance  with this Section  5.1(r) only as of the Effective  Time,  the  calculation  of Net Cash
Position  immediately  prior to the  Effective  Time may be  adjusted to the extent  legal,  SEC and printing  fees  incurred by the Company  for  services  directly  associated  with the  transactions contemplated by this Agreement,  in the aggregate,  exceed  $120,000.  In addition,  the Permissible
Shortfall  shall be increased by $7,000 for each  calendar  day  subsequent  to October 31, 2001 and prior to the Effective Time.

         Section 5.2.  CONDITIONS TO OBLIGATIONS OF THE COMPANY.  The  obligations of the Company to consummate the transactions  contemplated  hereby are subject to the satisfaction,  on or before the
Closing, of the following conditions (unless waived by the Company in writing in the manner provided in Section 6.2 hereof):

            (a)  REPRESENTATIONS,  WARRANTIES  AND  PERFORMANCE  OF  KLA-TENCOR  AND MERGER SUB. The
representations and warranties of KLA-Tencor and Merger Sub set forth in Section 3.3 hereof that are qualified as to  materiality  shall be accurate on and as of the date  hereof,  and on and as of the
Effective  Date as though made on and as of the  Effective  Date except for those that speak as of a particular date which shall be accurate as of such date, and the  representations  and warranties of
KLA-Tencor  and Merger  Sub set forth in  Section  3.3  hereof  that are not so  qualified  shall be accurate in all material  respects on and as of the  Effective  Date as though made on and as of the
Effective  Date except for those that speak as of a  particular  date which shall be accurate in all material  respects  as of such date;  and  KLA-Tencor  and Merger  Sub shall have  performed  in all material respects all obligations and complied with in all material respects all covenants  required to be performed or to be complied with by them under this Agreement prior to the Closing.

            (b)  AUTHORIZATION.  All action  necessary  to  authorize  the  execution,  delivery and performance  hereof  by  KLA-Tencor  and  Merger  Sub  and  the  consummation  of  the  transactions contemplated  hereby  shall  have been duly and  validly  taken by the  Board of  Directors  and the stockholders  of Merger Sub.  KLA-Tencor and Merger Sub shall have furnished the Company with a copy of all  resolutions  adopted  by the  Board of  Directors  and the  stockholders  of  Merger  Sub in connection  with such actions,  certified by the Secretary or an Assistant  Secretary of Merger Sub,
together with copies of such other  instruments  and documents as the Company shall have  reasonably requested.

            (c) GOVERNMENTAL  CONSENTS.  Any governmental  authority  having  jurisdiction  over the
Company,  KLA-Tencor  or Merger  Sub,  to the extent  that its  consent or  approval  is required by applicable  law or regulation  for the  performance  of this  Agreement or the  consummation  of the transactions contemplated hereby, shall have granted any necessary consent or approval.

                                                 39

            (d)  STOCKHOLDER  APPROVAL.  The adoption by the  Stockholders of this Agreement and the approval of the Merger in accordance with the DGCL shall have been duly and validly obtained.

            (e) GOOD STANDING  CERTIFICATES.  Each of KLA-Tencor and Merger Sub shall deliver to the
Company a long form corporate good standing certificate from the State of Delaware.

            (f) OFFICER'S CERTIFICATE. Each of KLA-Tencor and Merger Sub shall have delivered to the
Company a certificate executed by an officer of KLA-Tencor and Merger Sub,  respectively,  dated the
Effective Date, certifying to the fulfillment of the conditions specified in Section 5.2(a).

            (g) NO LITIGATION OR PROCEEDINGS.  No legal action or other proceedings shall be pending or threatened which may materially and adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement.

            (h) LEGAL OPINION OF COUNSEL FOR KLA-TENCOR.  The Company shall have received an opinion of Morse, Barnes-Brown & Pendleton, P.C., counsel for KLA-Tencor and Merger Sub, dated the Effective
Date and in the form attached hereto as EXHIBIT H.

            (i) AGREEMENT IN FULL FORCE AND EFFECT.  Chase shall have delivered his signature to the
Consulting Agreement and the Consulting Agreement shall be in full force and effect.

            (j) DOCUMENTS  SATISFACTORY.  The form and  substance of all legal matters  contemplated herein and of all papers used or delivered  hereunder shall be reasonably  acceptable to counsel for the Company and the Company shall have received all documents that such counsel may have  reasonably requested in connection with the transactions  contemplated hereby, in form and substance reasonably satisfactory to such counsel.

                                              ARTICLE 6

                           MODIFICATION, TERMINATION AND WAIVER; EXPENSES

         Section  6.1.  MODIFICATION,  AMENDMENTS  AND WAIVERS.  The parties may mutually  amend any provision of this Agreement at any time prior to the Effective  Date;  PROVIDED,  HOWEVER,  that any amendment effected subsequent to Stockholder approval shall be subject to the restrictions contained in the DGCL. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties.

                                                 40

         Section 6.2. WAIVERS.  The Company,  on the one hand, and KLA-Tencor and Merger Sub, on the other hand, may, by a written signed instrument, extend the time for or waive the performance of any of the obligations of the other party hereto or waive compliance by such other party with any of the covenants or conditions contained herein.

         Section  6.3.  TERMINATION.  At any  time  prior  to the  Closing,  this  Agreement  may be terminated  and the  Merger  and the  other  transactions  contemplated  by  this  Agreement  may be
abandoned,   notwithstanding  any  requisite  approval  and  adoption  of  this  Agreement  and  the transactions contemplated by this Agreement, as follows:

               (a) by mutual written consent of KLA-Tencor and the Company; or

               (b) by  KLA-Tencor,  upon a  breach  of any  representation,  warranty,  covenant  or agreement  on the part of the  Company  set forth in this  Agreement,  or if any  representation  or warranty of the Company shall have become untrue,  in either case such that the conditions set forth in Section 5.1(a) would not be satisfied, or if the Company has more than 3,010,000 shares of Common
Stock  outstanding  immediately  prior to the Closing (not including any Additional  Shares) (as the case may be, a "Terminating Company Breach");  provided,  however, that, if such Terminating Company
Breach is curable by the Company and for so long as the Company continues to exercise all reasonable efforts to cure such  Terminating  Company Breach,  KLA-Tencor and Merger Sub may not terminate this
Agreement under this Section 6.3(b); or

               (c) by the  Company,  upon a breach  of any  representation,  warranty,  covenant  or agreement  on the  part  of  KLA-Tencor  or  Merger  Sub set  forth  in  this  Agreement,  or if any representation or warranty of KLA-Tencor or Merger Sub shall have become untrue, in either case such that the conditions set forth in Section  5.2(a) would not be satisfied (a  "Terminating  KLA-Tencor
Breach");  provided,  however,  that, if such Terminating KLA-Tencor Breach is curable by KLA-Tencor and for so long as KLA-Tencor  continues to exercise all reasonable efforts to cure such Terminating
KLA-Tencor Breach, the Company may not terminate this Agreement under this Section 6.3(c); or

               (d) by KLA-Tencor or the Company,  and without further liability to either KLA-Tencor or the Company if (i) any court of competent  jurisdiction or other  governmental  entity shall have issued  any  order or taken  any  other  action  permanently  restraining,  enjoining  or  otherwise prohibiting the  transactions  contemplated by this Agreement,  and such order or other action shall have become final and nonappealable;  or (ii) there shall be any action taken, or any statute, rule, regulation  or order  enacted,  promulgated,  issued or deemed  applicable to this  Agreement,  by a governmental entity that would make consummation of this Agreement illegal; or

               (e) by  KLA-Tencor  or the  Company  if (i) the  Board of  Directors  of the  Company
withdraws, modifies or changes its recommendation of this Agreement or the transactions contemplated hereby in a manner  adverse  to  KLA-Tencor  or shall have  resolved  to do so, or (ii) the Board of
Directors of the Company shall,  at a time when there is an Acquisition  Proposal,  fail to reaffirm such approval or  recommendation  upon the reasonable  request of KLA-Tencor,  or (iii) the Board of
Directors of the Company shall have recommended to the Stockholders an Acquisition Proposal or shall

                                                 41

have resolved to do so or (iv) a tender offer or exchange  offer for 10% or more of the  outstanding shares of capital  stock of the  Company is  commenced,  and the Board of  Directors  of the Company fails, within ten days after such commencement, to recommend against acceptance of such tender offer or  exchange  offer by its  Stockholders  (including  by  taking no  position  with  respect  to the acceptance of such tender offer or exchange offer by the Stockholders); or

               (f) by KLA-Tencor or the Company, if the Stockholders disapprove any matter submitted to them pursuant to Section 4.4 of this Agreement;  provided,  however,  that the right to terminate this  Agreement  under this Section  6.3(f) shall not be available to the Company  where  failure to obtain approval shall have been caused by the Company's breach of this Agreement; or

               (g) by KLA-Tencor  or the Company,  if the Closing does not occur by October 31, 2001 or, if the SEC reviews the Proxy  Statement,  the date  determined by adding to October 31, 2001 the total number of calendar days included in the period  commencing on the date that the SEC determines to review the  Company's  filings  through and  including the date that the SEC notifies the Company that it has completed its review (the  "Termination  Date");  provided,  however,  that the right to terminate this Agreement under this Section 6.3(g) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date.

         Section 6.4.  EFFECT OF  TERMINATION.  If this Agreement shall be terminated as provided in
Section 6.3, this Agreement shall  forthwith  become void and there shall be no liability under this
Agreement on the part of KLA-Tencor,  Merger Sub or the Company or any of their respective  officers or directors and all rights and obligations of each party hereto shall cease, except (i) as provided in Sections  6.5 and 7.2 and (ii)  nothing  herein shall  relieve any party from  liability  for any willful breach hereof.

         Section 6.5. EXPENSES; TERMINATION FEES.

               (a) Except as set forth in this Section 6.5, all Expenses (as defined below) incurred in connection with this Agreement and the transactions  contemplated by this Agreement shall be paid by the party  incurring  such  expenses,  whether  or not the  Merger or any  other  transaction  is consummated.  As used  in this  Agreement,  "Expenses"  shall  include  all  out-of-pocket  expenses
(including,  without  limitation,  all  fees and  expenses  of  counsel,  accountants,  experts  and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization,  preparation,  negotiation,  execution and performance of this
Agreement, the preparation, printing, filing and mailing of the Proxy Statement, the solicitation of
Stockholder  approvals  and all other  matters  related  to the  closing of the Merger and the other transactions contemplated by this Agreement.

               (b) The Company agrees that, if KLA-Tencor shall terminate this Agreement pursuant to
Section 6.3(b), (e), (f) or (g) and, prior to any such termination pursuant to Section 6.3(g), there shall  exist a Superior  Proposal,  then the  Company  shall pay to  KLA-Tencor  an amount  equal to
$250,000 (the "KLA-Tencor Termination Fee").

                                                 42

               (c) KLA-Tencor agrees that, if the Company shall terminate this Agreement pursuant to
Section 6.3(c),  then  KLA-Tencor  shall pay the Company an amount equal to the sum of $250,000 (the
"Company Termination Fee").

               (d) Each of KLA-Tencor,  Merger Sub and the Company agrees that the payments provided for in  Sections  6.5(b) and (c) shall be the sole and  exclusive  remedies  of the  parties  upon a termination of this Agreement  pursuant to Sections  6.3(b),  (c), (e), (f) and (g), as the case may be, and such remedies shall be limited to the sums stipulated in Sections 6.5(b) and (c), regardless of the circumstances giving rise to such termination. The KLA-Tencor Termination Fee and the Company
Termination  Fee are intended by the parties to be  liquidated  damages to reimburse  the Company or
KLA-Tencor,  as the case may be, for the Expenses  incurred by it and to  compensate  the Company or
KLA-Tencor,  as the case may be, for its opportunity costs in pursuing the Merger; the parties agree that it will be difficult or impossible to quantify such opportunity  costs,  and, having considered the size of each of the KLA-Tencor Termination Fee and the Company Termination Fee in absolute terms and in relation to the value of the  transactions  contemplated by this  Agreement,  agree that such fees are  reasonable  approximations  of the Expenses and  opportunity  costs the parties will incur pursuing the Merger.

               (e) Any payment of a KLA-Tencor Termination Fee or a Company Termination Fee required to be made  pursuant to this  Section 6.5 shall be made not later than two  business  days after the termination  of this  Agreement.  Any such  payment  shall be made by wire  transfer of  immediately available funds to an account designated by the party entitled to payment.

               (f) In the event that either party shall fail to pay any amount  payable  pursuant to this Section 6.5, when due, such party shall be liable for all costs and expenses  actually incurred or accrued by the other  party  (including,  without  limitation,  fees and  expenses of counsel) in connection with the collection under and enforcement of this Section 6.5,  together with interest on such  unpaid  amount,  commencing  on the date that such  amount  became due, at a rate equal to the
"prime rate" of announced by The Wall Street Journal from time to time, plus 2.00%.

                                              ARTICLE 7

                                               GENERAL

         Section 7.1. Notices.  All notices,  requests,  demands,  consents and other communications which are  required  or  permitted  hereunder  shall be in writing,  and shall be deemed  given when actually received or if earlier, (i) immediately upon sending by telecopy if the telecopier produces a legible  record of such notice,  (ii) one business day after deposit with a nationally  recognized overnight courier,  charges prepaid,  or (iii) five days after deposit in the U.S. mail by certified mail, return receipt requested, postage prepaid, addressed as follows:

                                                 43

         If to KLA-Tencor or Merger Sub:

                  KLA-Tencor Corporation
                  160 Rio Robles
                  San Jose, California  95134
                  Attention:   Jeffrey L. Hall
                               Vice President, Mergers & Acquisitions
                               Telecopy Number:  408-875-2223

         With copies to:

                  KLA-Tencor Corporation
                  160 Rio Robles
                  San Jose, California  95134
                  Attention:   Stuart J. Nichols, Esq.
                               Vice President and General Counsel
                               Telecopy Number:  408-875-2002

                  and

                  Morse, Barnes-Brown & Pendleton, P.C.
                  Reservoir Place
                  1601 Trapelo Road
                  Waltham, Massachusetts  02451
                  Attention:   Carl F. Barnes, Esq.
                               Telecopy Number: 781-622-5933

         If to the Company, to:

                  QC Optics, Inc.
                  46 Jonspin Road
                  Wilmington, Massachusetts 01887
                  Attention:   President
                               Telecopy Number: 978-657-4608

         With a copy to:

                  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                  One Financial Center
                  Boston, Massachusetts  02111
                  Attention:   Neil H. Aronson, Esq.
                               Telecopy Number:  617-542-2241

or to such  other  address  as any party  hereto may  designate  in  writing  to the other  parties, specifying a change of address for the purpose of this Agreement.

                                                 44

         Section  7.2.  NON-SURVIVAL  OF  REPRESENTATIONS.   The  representations,   warranties  and
agreements  in this  Agreement  shall  terminate  upon the Closing or upon the  termination  of this
Agreement  pursuant  to  Section  6.3,  as the case may be,  except  that (a)  those  covenants  and agreements  that by their terms apply or are to be performed in whole or in part after the Effective
Time and this  Article 7 shall  survive  the  Effective  Time for the  respective  periods set forth therein or, if no such period is specified,  for six years and (b) the  representations,  warranties and  agreements  set forth in  Section  6.5 and this  Article 7 shall  survive  termination  for the respective periods set forth therein or, if no such period is specified, for six years.

         Section 7.3. ENTIRE AGREEMENT.  This Agreement and the agreements  specifically referred to herein supersede any and all oral or written  agreements or understandings  heretofore made relating to the subject  matter hereof and  constitute  the entire  agreement of the parties  relating to the subject matter hereof,  except for the Non-Disclosure  Agreement dated February 21, 2001 executed by
KLA-Tencor and the Company, attached hereto as Exhibit I --------- (the "Non-Disclosure  Agreement")
which Non-Disclosure Agreement shall remain in full force and effect.

         Section 7.4. NO IMPLIED RIGHTS OR REMEDIES.  Except as otherwise expressly provided herein, nothing herein  expressed or implied is intended or shall be construed to confer upon or to give any person,  firm or  corporation,  other than the parties  hereto,  any rights or remedies  under or by reason of this Agreement.

         Section 7.5.  HEADINGS.  The headings in this  Agreement  are inserted for  convenience  of reference only and shall not be a part of or control or affect the meaning hereof.

         Section 7.6.  SEVERABILITY.  If any provision of this  Agreement  shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision shall not be affected  thereby.  The parties  hereto  further  agree to replace  such void or  enforceable provision of this Agreement with a valid and enforceable  provision that will achieve, to the extent possible, the mutual economic, business and other purposes of such void or unenforceable provision.

         Section 7.7. COUNTERPARTS.  This Agreement may be executed in several counterparts, each of which shall be deemed an  original,  but all of which  together  shall  constitute  one and the same instrument.

         Section 7.8. Arbitration; Relief.

               (a) Except as set forth in Section 7.8(b), any controversy,  dispute or claim arising out of or in connection with this Agreement, or the breach, termination or validity hereof, shall be settled by final and binding  arbitration  to be  conducted  by an  arbitration  tribunal in City of
Boston,  Massachusetts,  pursuant  to  the  rules  of  the  American  Arbitration  Association.  The arbitration  tribunal shall consist of three  arbitrators.  The party initiating  arbitration  shall nominate one arbitrator in the request for  arbitration  and the other party shall nominate a second in the answer  thereto within 30 days of receipt of the request.  The two  arbitrators so named will then jointly appoint the third  arbitrator.  If the answering party fails to nominate its arbitrator within the thirty 30-day  period,  or if the  arbitrators  named by the parties fail to agree on the third  arbitrator  within 60 days,  the office of the American  Arbitration  Association  in City of
Boston,  Massachusetts shall make the necessary appointments of such arbitrator(s).  The decision or award of the arbitration tribunal (by a majority determination,  or if there is no majority, then by the  determination of the third  arbitrator,  if any),  including any award of fees and/or expenses, shall be final,  and judgment upon such  decision or award may be entered in any competent  court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement.  In the event of any procedural  matter not covered by the aforesaid rules, the procedural law of the Commonwealth of Massachusetts shall govern.

                                                 45

               (b)  Notwithstanding  the  provisions of, and in addition to the rights set forth in,
Section  7.8(a),  in the event of a breach of the  provisions  of this  Agreement by a party to this
Agreement prior to the Closing, the non-breaching party shall have the right to specific performance and  injunctive  relief,  without  the  necessity  of posting any bond or other  security,  it being acknowledged and agreed that money damages will not provide an adequate remedy.

               (c) In the event  litigation is maintained by a party to this  Agreement  against any other party to enforce an  arbitration  award  rendered  under  Section  7.8(a) or to seek  specific performance of injunctive relief under Section 7.8(b),  then the party prevailing in such litigation shall be entitled to recover from the non-prevailing  party reasonable  attorneys' fees and costs of suit.

         Section  7.9.  EXHIBITS AND  SCHEDULES.  The Exhibits  and  Schedules  attached  hereto and referred to in this Agreement are a part of this Agreement for all purposes.

         Section  7.10.  ASSIGNMENT.  This  Agreement and the rights and duties  hereunder  shall be binding  upon and inure to the  benefit of the  successors,  assigns,  heirs and legal and  personal representatives of the parties hereto, but shall not be assignable or delegable by any party without the prior  written  consent of the other  parties and any  purported  assignment  without such prior written  consent  shall be null and void,  except  that  KLA-Tencor  and Merger Sub may assign  this
Agreement, or rights and duties hereunder, after the Closing.

         Section  7.11.  FURTHER  ASSURANCES.  Each party will  execute and furnish to the other all documents  and will do or cause to be done all  other  things  that the other  party may  reasonably request  from time to time in order to give full  effect to this  Agreement  and to  effectuate  the intent of the parties.

         Section 7.12. GENDER. In this Agreement, unless the context requires otherwise the singular includes the plural,  the plural the singular,  the masculine gender includes the neuter,  masculine and feminine genders and vice versa.

         Section  7.13.  PUBLIC  ANNOUNCEMENT.  The  content  and timing of any public  announcement pertaining to this Agreement  shall be subject to the prior agreement and approval of KLA-Tencor and the Company; PROVIDED, HOWEVER, that such approval shall not be unreasonably withheld or delayed.

                                                 46

         Section  7.14.  GOVERNING  LAW.  This  Agreement  shall  be  governed  by  the  law  of the
Commonwealth of  Massachusetts  applicable to agreements made and to be performed wholly within such jurisdiction, without regard to the conflicts of laws provisions thereof.

                   [The remainder of this page has intentionally been left blank.]

                                                 47

         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed under seal as of the date first written above.

                                                     KLA-TENCOR CORPORATION

                                                     By: /s/ John Kispert
                                                        --------------------------------------------
                                                           John Kispert
                                                           Chief Financial Officer

                                                     KATMANDU ACQUISITION CORP.

                                                     By: /s/ Jeffrey L. Hall
                                                        --------------------------------------------
                                                           Jeffrey L. Hall
                                                           President

                                                     QC OPTICS, INC.

                                                     By: /s/ Eric T. Chase
                                                        --------------------------------------------
                                                           Eric T. Chase
                                                           President

                                                 48

                                               ANNEX B

                                        CERTIFICATE OF MERGER

                                                                                           EXHIBIT A
                                        CERTIFICATE OF MERGER

                                               MERGING

                                     KATMANDU ACQUISITION CORP.
                                      (A DELAWARE CORPORATION)

                                                INTO

                                           QC OPTICS, INC.
                                      (A DELAWARE CORPORATION)

                                   Pursuant to Section 251 of the
                                  Delaware General Corporation Law

     The  undersigned  corporation  organized  and  existing  under  and by  virtue  of the  General
Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent  corporations in the merger is as follows:

                                                                              STATE OF
                         NAME                                              INCORPORATION

              Katmandu Acquisition Corp.                                      Delaware

                   QC Optics, Inc.                                            Delaware

     SECOND:  That an Agreement  and Plan of Merger dated as of August 31, 2001 among the parties to the  merger  has  been  approved,  adopted,  certified,  executed  and  acknowledged  by each of the constituent  corporations  in  accordance  with  the  requirements  of  Section  251 of the  General
Corporation Law of the State of Delaware.

     THIRD: That QC Optics, Inc., a Delaware corporation, shall be the surviving corporation.

     FOURTH:  That the  Certificate  of  Incorporation  of Katmandu  Acquisition  Corp.,  a Delaware
corporation, shall be the Certificate of Incorporation of the surviving corporation,  except that at the effective time of the merger, the surviving corporation's  Certificate of Incorporation shall be amended to read in its entirety as stated on the attached Exhibit A.

     FIFTH:  That the executed  Agreement  and Plan of Merger is on file at the  principal  place of business  of the  surviving  corporation.  The  address of the  principal  place of  business of the surviving corporation is 160 Rio Robles, San Jose, California 95134.

     SIXTH:  That a copy of the  Agreement  and Plan of Merger will be  furnished  by the  surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

                                                               QC OPTICS, INC.

Dated: ____________, 2001                                      By:  ________________________________
                                                                    Eric T. Chase, President

                                                                                           Exhibit A

                                          CERTIFICATE OF INCORPORATION

                                                       OF

                                                 QC OPTICS, INC.

         FIRST.   The name of the corporation is: QC Optics, Inc.

         SECOND.  Its  registered  office in the State of Delaware  is to be located at  Corporation
Trust Center, 1209 Orange Street, in the City of Wilmington,  County of New Castle,  Delaware 19801.
The Resident Agent in charge thereof is CT Corporation.

         THIRD.  The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, $.01 par value per share.

         FIFTH. The corporation is to have perpetual existence.

         SIXTH.  In  furtherance  of and not in limitation  of the powers  conferred by the State of
Delaware, it is further provided:

               (a) The Board of Directors of the corporation is expressly  authorized to make, alter or repeal the By-Laws of the corporation,  subject only to such  limitation,  if any, as may be from time to time imposed by law or by the By-Laws.

               (b) Election of  directors  need not be by written  ballot  unless the By-Laws of the corporation shall so provide.

               (c) The books of the  corporation  may be kept at such place  within or  without  the
State of Delaware as the By-Laws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

         SEVENTH. No director of the corporation shall be personally liable to the corporation or to any of  its  stockholders  for  monetary  damages  for  breach  of  fiduciary  duty  as a  director, notwithstanding any provision of law imposing such liability;  provided, however, that to the extent required from time to time by applicable law, this Paragraph Eighth shall not eliminate or limit the liability of a director,  to the extent such  liability is provided by  applicable  law, (i) for any breach of the director's  duty of loyalty to the corporation or its  stockholders,  (ii) for acts or omissions not in good faith or which involve  intentional  misconduct or a knowing violation of law,
(iii) under  Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper  personal  benefit.  No amendment to or repeal of this Paragraph Eighth shall apply to or have any effect on the liability or alleged  liability of any director for or with respect  to any acts  omissions  of such  director  occurring  prior to the  effective  date of such amendment or repeal.

         EIGHTH.  The corporation  reserves the right to amend or repeal any provision  contained in this  Certificate  of  Incorporation,  in the manner now or hereafter  prescribed by statute and the
Certificate of Incorporation of the corporation,  and all rights conferred upon stockholders  herein are granted subject to this reservation.

                                               ANNEX C

                              STOCKHOLDER VOTING AGREEMENT BY AND AMONG

                              KLA-TENCOR CORPORATION, QC OPTICS, INC.,

                               AND THE STOCKHOLDERS OF QC OPTICS, INC.

                                    LISTED ON SCHEDULE A THERETO,

                                    DATED AS OF AUGUST 31, 2001.

                                                                                           EXHIBIT C

                                    STOCKHOLDER VOTING AGREEMENT

         THIS STOCKHOLDER VOTING AGREEMENT (this "Agreement") is made this 31st day of August, 2001, by and among KLA-Tencor  Corporation,  a Delaware  corporation  ("KLA-Tencor"),  QC Optics,  Inc., a
Delaware corporation  ("Company"),  and the stockholders of the Company listed on SCHEDULE A to this
Agreement (collectively, the "Stockholders" and each, individually, a "Stockholder").

         WHEREAS,  as of the date hereof,  the  Stockholders  collectively  own of record  shares of capital stock of the Company as set forth on SCHEDULE A attached hereto (such shares,  together with any other voting or equity of securities of the Company hereafter  acquired by any Stockholder prior to the termination of this Agreement, being referred to herein collectively as the "Shares");

         WHEREAS,  pursuant to a certain  Agreement  and Plan of Merger dated as of the date of this
Agreement (the "Merger Agreement"), by and among KLA-Tencor,  Katmandu Acquisition Corp., a Delaware corporation and wholly-owned  subsidiary of KLA-Tencor  ("Merger Sub"), and the Company,  KLA-Tencor
has agreed to acquire the Company through a merger  transaction (the "Merger")  involving the merger of Merger Sub into the Company;

         WHEREAS,  as a  condition  to the  willingness  of  KLA-Tencor  to enter  into  the  Merger
Agreement, KLA-Tencor has required that the Stockholders agree, and in order to induce KLA-Tencor to enter into the Merger  Agreement,  the  Stockholders  are willing to agree,  during the term of this
Agreement, to vote in favor of the adoption of the Merger Agreement, the Merger and the transactions contemplated thereby and to restrict the transfer or disposition of any of the Shares;

         WHEREAS,  capitalized  terms  used in this  Agreement  without  definition  shall have such meanings as ascribed to them under the Merger Agreement;

         NOW,  THEREFORE,  in consideration of the foregoing and the mutual covenants and agreements contained  herein,  and for  other  good  and  valuable  consideration,  the  receipt  of  which  is acknowledged  by each party hereto,  and intending to be legally  bound hereby,  the parties  hereby agree, severally and not jointly, as follows:

     SECTION 1.     VOTING OF SHARES.

         (a) Each  Stockholder  covenants  and agrees that during the period  beginning  on the date hereof and ending on the earlier to occur of (i) the Effective Time and (ii) the  termination of the
Merger Agreement in accordance with its terms (such period the "Expiration Date") (A) by the parties pursuant to Section 6.3(a) of the Merger Agreement,  (B) by KLA-Tencor  pursuant to any provision of

                                                C-1

the Merger  Agreement,  or (C) by the Company pursuant to Section 6.3(c),  (d), or (g) of the Merger
Agreement, at any regular,  special or adjourned meeting of the stockholders of the Company, however called (a "Stockholders'  Meeting"), and in any action by written consent of the stockholders of the
Company  (a  "Written  Consent"),  such  Stockholder  will  vote,  or cause to be voted,  all of its respective  Shares (i) in favor of the adoption of the Merger Agreement (as the Merger Agreement may
be  modified  or amended  from time to time in a manner not  adverse  to the  Stockholders)  and the approval of the Merger as  contemplated  by the Merger  Agreement,  and (ii) against any Acquisition
Proposal and against any other action or  transaction  that may  reasonably be construed to make the consummation of the Merger by KLA-Tencor more difficult or expensive.  Prior to the Expiration Date, no  Stockholder  shall enter into any  agreement  or  understanding  with any person or vote or give instructions in any manner inconsistent with this Section 1.

         (b) Each  Stockholder  hereby  grants  to, and  appoints,  KLA-Tencor,  and any  individual
designated  in  writing  by  KLA-Tencor,   and  each  of  them   individually,   as  its  proxy  and
attorney-in-fact  (with full power of  substitution),  for and in its name, place and stead, to vote its Shares at any  Stockholders'  Meeting  and in any  Written  Consent  with  respect to any of the matters  specified in, and in  accordance  and  consistent  with,  this Section 1. Each  Stockholder understands and acknowledges  that KLA-Tencor is entering into the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement. Each Stockholder hereby affirms that the irrevocable  proxy set forth in this Section 1(b) is given in  connection  with the execution of the
Merger  Agreement,  and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement.  Except as otherwise provided for herein, each Stockholder hereby (i) affirms  that the proxy is coupled  with an interest  and may under no  circumstances  be revoked,  (ii)  ratifies and confirms all that the proxies  appointed  hereunder  may lawfully do or cause to be done by virtue  hereof and (iii)  affirms  that such  irrevocable  proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware  General
Corporation Law. Notwithstanding any other provisions of this Agreement, the proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

     SECTION 2.   TRANSFER OF SHARES.

         (a) Each  Stockholder  covenants  and agrees that during the period  beginning  on the date hereof and ending on the Expiration Date that such  Stockholder  will not directly or indirectly (i)
sell,  assign,  transfer  (including  by merger,  interspousal  disposition  pursuant  to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of its Shares,  (ii) deposit any of its Shares into a voting trust or enter into a voting  agreement or  arrangement  with  respect to the Shares or grant any proxy or power of  attorney  with  respect thereto which is inconsistent with this Agreement or (iii) enter into any contract,  option or other voluntary  arrangement  or  undertaking  with  respect to the direct or indirect  sale,  assignment, transfer (including by merger,  interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares. In the event any party to this
Agreement  dies  prior  to the  Expiration  Date,  then  this  Agreement  shall  be  binding  on the descendants,  executors,  administrators,  heirs and assigns of such party.  Any action or attempted action in violation of this Agreement shall be null and void.

                                                C-2

         (b)Promptly upon the execution of this Agreement, the Company agrees to notify the transfer agent of its  Common  Stock,  $.01 par value per share  ("Common  Stock") of the  existence  of this
Agreement and to impose  appropriate  restrictions on such transfer agent against  facilitating  any attempted  transfer of any of the Shares.  Promptly  upon the  termination  of this  Agreement,  the
Company may notify the transfer agent of the termination of this Agreement and instruct the transfer agent to remove all restrictions on such transfer agent against  facilitating any attempted transfer of any of the Shares,  and, if requested by the Company,  KLA-Tencor  agrees to promptly concur with such notification and instructions.

     SECTION 3.  REPRESENTATIONS  AND WARRANTIES OF THE  STOCKHOLDERS.  Each  Stockholder on its own
behalf hereby severally represents and warrants to KLA-Tencor, solely with respect to itself and its ownership of its Shares, but not with respect to any other Stockholder, as follows:

         (a)  OWNERSHIP  OF SHARES.  On the date  hereof,  and except as  specifically  set forth on
SCHEDULE A attached hereto,  such Shares are owned  beneficially by such Stockholder or its nominee.
Such Stockholder has sole voting power,  without  restrictions,  with respect to all of such Shares.
Stockholder  does not  beneficially  own any shares of capital  stock of the Company  other than the
Shares.

         (b) POWER; BINDING AGREEMENT.  Such Stockholder has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement.  The execution,  delivery and performance of this Agreement by such Stockholder  will not violate any material  agreement to which such Stockholder is a party,  including,  without  limitation,  any voting agreement,  stockholders'
agreement,  partnership agreement or voting trust. This Agreement has been duly and validly executed and  delivered  by  such  Stockholder  and  constitutes  a  valid  and  binding  obligation  of such
Stockholder, enforceable against such Stockholder in accordance with its terms.

         (c) NO CONFLICTS. The execution and delivery of this Agreement do not, and the consummation of the transactions  contemplated  hereby will not,  conflict with or result in any violation of, or default  (with or  without  notice  or lapse of time,  or both)  under,  or give  rise to a right of termination,  cancellation or acceleration of any obligation or to loss of a material benefit under, any provision of any loan or credit  agreement,  note, bond,  mortgage,  indenture,  lease, or other agreement,  instrument,  permit, concession,  franchise,  license, judgment, order, decree, statute, law,  ordinance,  rule or regulation  applicable  to such  Stockholder  or any of its  properties or assets.

         (d) NO  ENCUMBRANCES.  As of the date hereof the Shares are,  and at all times up until the
Expiration  Date the Shares will be, free and clear of any rights of first refusal,  co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances.

     SECTION 4. NO SOLICITATION.  Prior to the termination of this Agreement in accordance  with its terms, each Stockholder agrees, in its individual capacity as a stockholder of the Company,  that it will not, nor will it  authorize  or permit any of its  employees,  agents and  representatives  to, directly or  indirectly,  (a)  initiate,  solicit or  encourage  any  inquiries or the making of any
Acquisition Proposal,  (b) enter into any agreement with respect to any Acquisition Proposal, or (c)
participate in any discussions or negotiations  regarding,  or furnish to any person any information with respect to, or take any other action to facilitate  any inquiries or the making of any proposal
that   constitutes,   or  may  reasonably  be  expected  to  lead  to,  any  Acquisition   Proposal.
Notwithstanding the foregoing,  each Stockholder who serves as an officer or director of the Company may take such actions as are allowed under the provisions of Section 4.6 of the Merger Agreement.

                                                C-3

     SECTION 5.  TERMINATION.  This Agreement  shall terminate upon the earliest to occur of (i) the
Effective  Time, (ii) the written  agreement of the parties hereto to terminate this  Agreement,  or
(iii) any  termination  of the Merger  Agreement in  accordance  with the terms  thereof;  provided, however, that termination of the Merger Agreement in accordance with its terms shall not relieve any party of liability for a breach hereof prior to termination.

     SECTION 6. SPECIFIC PERFORMANCE. Each party expressly understands and agrees that any breach of this Agreement would cause  irreparable harm to the other parties and that, in addition to any other remedy which such party might have, an aggrieved  party shall be entitled to injunctive  relief for, and to prevent,  any such breach,  without the necessity of posting any bond or other security.  The breaching party hereby agrees that should any aggrieved party institute any action or proceeding for injunctive or similar  equitable relief to enforce these  covenants,  the breaching party waives and agrees not to assert the claims or defenses that the aggrieved  party has an adequate  remedy at law or that the aggrieved party will not suffer irreparable damage.

     SECTION 7.  FIDUCIARY  DUTIES.  Each  Stockholder  is  signing  this  Agreement  solely in such
Stockholder's  capacity as an owner of its  respective  Shares or as trustee of a voting trust,  and nothing herein shall prohibit,  prevent or preclude such  Stockholder  from taking or not taking any action in his capacity as an officer or director of the Company.

     SECTION 8. MISCELLANEOUS.

         (a) All notices, requests, demands, consents and other communications which are required or permitted  hereunder  shall be in writing,  and shall be deemed given when  actually  received or if earlier,  (i)  immediately  upon sending by telecopy if the telecopier  produces a legible record of such notice,  (ii) one business day after deposit with a nationally  recognized  overnight  courier, charges prepaid, or (iii) five days after deposit in the U.S. mail by certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to KLA-Tencor: KLA-Tencor Corporation
                                    160 Rio Robles
                                    San Jose, California  95134
                                    Attention:   Jeffrey L. Hall
                                                 Vice President, Mergers & Acquisitions
                                                 Telecopy Number:  408-875-2223

                                                C-4

                                    with copies to:

                                    KLA-Tencor Corporation
                                    160 Rio Robles
                                    San Jose, California 95134
                                    Attention:  Stuart J. Nichols, Esq.
                                                 Vice President and General Counsel
                                                 Telecopy Number:  408-875-2002

                                    and

                                    Morse, Barnes-Brown & Pendleton, P.C.
                                    Reservoir Place
                                    1601 Trapelo Road
                                    Waltham, Massachusetts 02451
                                    Attention:   Carl F. Barnes, Esq.
                                                 Telecopy Number: 781-622-5933

         If to the Stockholders:

         At the addresses set forth on SCHEDULE A attached hereto,

                                    with copies to:

                                    QC Optics, Inc.
                                    46 Jonspin Road
                                    Wilmington, Massachusetts 01887
                                    Attention:   President
                                                 Telecopy Number: 978-657-4608

                                    and

                                    Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                                    One Financial Center
                                    Boston, Massachusetts  02111
                                    Attention:   Neil H. Aronson, Esq.
                                                 Telecopy Number:  617-542-2241

or to such  other  address  as any party  hereto may  designate  in  writing  to the other  parties, specifying a change of address for the purpose of this Agreement.

         (b) This Agreement and the  agreements  specifically  referred to herein,  or in the Merger
Agreement,  supersede  any and all oral or written  agreements  or  understandings  heretofore  made relating to the subject matter hereof and constitute the entire agreement of the parties relating to the subject  matter  hereof,  except for the  Non-Disclosure  Agreement.  This  Agreement may not be
amended,  modified or rescinded  except by an  instrument  in writing  signed by each of the parties hereto.

                                                C-5

         (c) If any  provision of this  Agreement  shall be declared  void or  unenforceable  by any judicial or  administrative  authority,  the validity of any other  provision  shall not be affected thereby.  The parties  hereto  further agree to replace such void or  enforceable  provision of this
Agreement with a valid and  enforceable  provision that will achieve,  to the extent  possible,  the mutual economic, business and other purposes of such void or unenforceable provision.

         (d) This  Agreement  shall be binding upon and inure to the benefit of the  parties,  their respective successors and permitted assigns.

         (e) In this  Agreement,  unless the context  requires  otherwise the singular  includes the plural,  the plural the singular,  the masculine gender includes the neuter,  masculine and feminine genders and vice versa.

         (f) This  Agreement  shall be  governed  by the law of the  Commonwealth  of  Massachusetts applicable to agreements made and to be performed wholly within such jurisdiction, without regard to the conflicts of law provisions thereof.

         (g) Except as set forth in Section 8(h), any  controversy,  dispute or claim arising out of or in connection  with this  Agreement,  or the breach,  termination  or validity  hereof,  shall be settled by final and binding  arbitration  to be  conducted  by an  arbitration  tribunal in City of
Boston,  Massachusetts,  pursuant  to  the  rules  of  the  American  Arbitration  Association.  The arbitration  tribunal shall consist of three  arbitrators.  The party initiating  arbitration  shall nominate one arbitrator in the request for  arbitration  and the other party shall nominate a second in the answer  thereto within 30 days of receipt of the request.  The two  arbitrators so named will then jointly appoint the third  arbitrator.  If the answering party fails to nominate its arbitrator within the thirty 30-day  period,  or if the  arbitrators  named by the parties fail to agree on the third  arbitrator  within 60 days,  the office of the American  Arbitration  Association  in City of
Boston,  Massachusetts shall make the necessary appointments of such arbitrator(s).  The decision or award of the arbitration tribunal (by a majority determination,  or if there is no majority, then by the  determination of the third  arbitrator,  if any),  including any award of fees and/or expenses, shall be final,  and judgment upon such  decision or award may be entered in any competent  court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement.  In the event of any procedural  matter not covered by the aforesaid rules, the procedural law of the Commonwealth of Massachusetts shall govern.

         (h)  Notwithstanding the provisions of, and in addition to the rights set forth in, Section
8(g),  in the event of a breach of the  provisions  of this  Agreement by a party to this  Agreement prior to the  Closing,  any  non-breaching  party shall have the right to specific  performance  and injunctive  relief, it being acknowledged and agreed that money damages will not provide an adequate remedy.

         (i) In the event  litigation is maintained by a party to this  Agreement  against any other party to enforce an arbitration award rendered under Section 8(g) or to seek specific performance of injunctive relief under Section 8(h), then the party prevailing in such litigation shall be entitled to recover from the non-prevailing party reasonable attorneys' fees and costs of suit.

                                                C-6

         (j) No remedy conferred by any of the specific  provisions of this Agreement is intended to be  exclusive  of any other  remedy,  and each and every  remedy will be  cumulative  and will be in addition to every other  remedy  given here or now or  hereafter  existing at law or in equity or by statute or otherwise.  The election of any one or more remedies will not  constitute a waiver of the right to pursue other available remedies.

         (j) This Agreement may be executed in several  counterparts,  each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (k) No  Stockholder  shall have any  liability for any  misrepresentation  or breach by any other Stockholder hereunder.

                                     [Signature Page to follow]

                                                C-7

         IN WITNESS  WHEREOF,  the parties have caused this Agreement to be duly executed under seal as of the date first written above.

KLA-TENCOR CORPORATION                                            QC OPTICS, INC.

By: /s/ John Kispert                                             By: /s/ Eric T. Chase
   ------------------------------------                             --------------------------------
    John Kispert                                                    Eric T. Chase
    Chief Financial Officer                                         President

STOCKHOLDERS:

/s/ Eric T. Chase
---------------------------------------
Eric T. Chase, in his capacity as Trustee
of the QC Optics Voting Trust u/d/t
dated as of October 27, 1995

/s/ Eric T. Chase
---------------------------------------
Eric T. Chase, in his individual capacity

/s/ John R. Freeman
---------------------------------------
John R. Freeman, in his individual capacity

                                                C-8

                                             SCHEDULE A
                                                 TO
                                    STOCKHOLDER VOTING AGREEMENT

                       STOCKHOLDER                                          SHARES HELD

Eric T. Chase, in his capacity as Trustee of            1,032,859 shares of Common Stock*
the QC Optics Voting Trust u/d/t dated as of
October 27, 1995
c/o QC Optics, Inc.                                     *Beneficially owned as follows:
46 Jonspin Road                                                Eric T. Chase - 634,517 shares;
Wilmington, Massachusetts 01887                                Jay L. Ormsby - 162,599 shares;
                                                               John R. Freeman - 78,581 shares;
                                                               Albert E. Tobey - 78,581 shares; and
                                                               Abdu Boudour - 78,581 shares.

Eric T. Chase, in his individual capacity               100 shares of Common Stock
c/o QC Optics, Inc.
46 Jonspin Road
Wilmington, Massachusetts 01887

John R. Freeman, in his individual capacity             100 shares of Common Stock
c/o QC Optics, Inc.
46 Jonspin Road
Wilmington, Massachusetts 01887

                                                C-9

                                               ANNEX D

                               CONSULTING AND NONCOMPETITION AGREEMENT

                                           BY AND BETWEEN

                                     KLA-TENCOR CORPORATION AND

                                            ERIC T. CHASE

                                     DATED AS OF AUGUST 31, 2001

                                                                                          EXHIBIT B

                               CONSULTING AND NONCOMPETITION AGREEMENT

         This Consulting and Noncompetition  Agreement  ("Agreement") is made and entered into as of the 31st day of August, 2001 by and between KLA-Tencor Corporation (the "Company") and Eric T. Chase
(the "Consultant").

         WHEREAS,  pursuant to a certain  Agreement  and Plan of Merger dated as of the date of this
Agreement (the "Merger Agreement"), by and among the Company, Katmandu Acquisition Corp., a Delaware corporation  and  wholly-owned  subsidiary of the Company  ("Acquisition"),  and QC Optics,  Inc., a
Delaware  corporation  ("QC  Optics"),  the Company has agreed to acquire QC Optics through a merger transaction (the "Merger") involving the merger of Acquisition into QC Optics; and

         WHEREAS,  the  Consultant  shall  resign  as  President  of QC  Optics  effective  upon the consummation of the Merger;

         WHEREAS,  the Company  desires to retain the  Consultant  as an  independent  contractor to perform  consulting  services for the Company and the Consultant is willing to perform such services following the consummation of the Merger;

         WHEREAS,  the Company desires to preclude the Consultant from competing with the Company in certain fields of business for a period of two years following the consummation of the Merger;

         WHEREAS,  the  execution  and delivery of this  Agreement  is a condition  precedent to the obligation of the Company to consummate the Merger; and

         WHEREAS,  capitalized  terms  used in the  Agreement  without  definition  shall  have such meanings as ascribed to them under the Merger Agreement;

         NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

         1. SERVICES AND COMPENSATION

         Subject to the  consummation  of the Merger  and  commencing  on the  Effective  Date,  the
Consultant  agrees to perform for the Company the services  described in Exhibit A to this Agreement
(the  "Services"),  and the Company shall  compensate  the  Consultant  for the  performance of such
Services in such  amounts and on such dates as  described in Exhibit A, subject to the terms of this
Agreement.

                                                B-1

         2. TERM AND TERMINATION

            (a) TERM. This Agreement will commence on the Effective Date and will continue in effect for a period of two years after the  Effective  Date  unless  terminated  prior  thereto as provided below.

            (b) TERMINATION.

                (i) This Agreement will terminate automatically and without notice to or from either party if the Merger Agreement is terminated in accordance with its terms.

                (ii) In the event that,  after the Effective  Date,  the Company (A) shall  discover that (I) on the Effective Date, the Merger Agreement (including the exhibits to the Merger Agreement and any documents  delivered  pursuant to the Merger Agreement)  contained any untrue statement of a material fact or omitted any material  fact  required to be stated  therein or necessary to make the statements  contained  therein,  in the light of the  circumstances  under which they were made, not misleading;  or (II) QC Optics  failed to perform all  material  obligations  and to comply with all material  covenants required to be performed or to be complied with by it under the Merger Agreement prior to the  Effective  Date,  and (B) any  such  misrepresentation(s)  or  failure(s)  to  perform resulted,  individually or in the aggregate,  in the Company incurring damages in excess of $90,000, then the Company may terminate  this  Agreement  upon written  notice to the  Consultant;  provided, however,  that the Company may not terminate this Agreement pursuant to this Section 2(b)(ii) in the event the Consultant agrees to reduce any payments owed to the Consultant hereunder by the amount of any such damages incurred by the Company in excess of $90,000.

                (iii) In the event  that the  Company  fails to pay the  Consultant,  when due,  the compensation  specified in EXHIBIT A or materially  breaches any other  provision of this Agreement, the  Consultant may (i) give written notice to the Company of its intent to terminate this Agreement for breach and (ii)  terminate  this  Agreement  upon further  written notice to the Company if such breach has not been cured within 30 days of the initial notice related to the breach.

                (iv) In the event that the  Consultant  fails to perform the  Services  specified in
Exhibit A or materially  breaches any other  provision of this  Agreement,  the Company may (i) give written notice to the Consultant, referring to this Section (b)(iv), of its intent to terminate this
Agreement for breach and (ii) terminate this Agreement upon further written notice to the Consultant if such breach has not been cured within 30 days of the initial notice related to the breach.

            (c) SURVIVAL.  Upon such  termination  all rights and duties of the parties  toward each other shall cease except that:

                (i) in the event that this  Agreement  is  terminated  by the  Company  pursuant  to
Section  2(b)(ii) or (iv), the Company shall pay to the Consultant,  within 30 days of the effective date of termination,  only those amounts owing to the Consultant for Services completed prior to the termination  date,  in  accordance  with the  provisions of Exhibit A, and the Company shall have no further  obligation to compensate  the  Consultant  with respect to any period,  or for any Services performed, after such termination date;

                                                B-2

                (ii) in the event that this  Agreement is terminated by the  Consultant  pursuant to
Section 2(b)(iii), the Company shall pay to the Consultant,  within 30 days of the effective date of termination,  all remaining  amounts which would have become due to Consultant for Services had this
Agreement not be terminated and the Consultant had performed all Services hereunder; and

                (iii) the  Consultant's  obligations  under Section 8 and 9 of this Agreement  shall survive any termination of this Agreement  pursuant to Section  2(b)(iv),  but shall not survive any termination pursuant to Section 2(b)(i),(ii) or (iii); and

                (iv) in any event,  Sections 3, 6 and 7 and Sections 10 through 15 shall survive the termination of this Agreement.

         3. ASSIGNMENT

            Neither this  Agreement  nor any right  hereunder or interest  herein may be assigned or transferred by either party without the express written consent of the other, and the obligations of the Company to make payments hereunder may not be assigned to any entity (except to any successor to all or  substantially  all of the  Company's  assets or  business,  whether by merger or  otherwise)
without the express written consent of the Consultant.

         4. INDEPENDENT CONTRACTOR

            It is the  express  intention  of the  parties  that the  Consultant  is an  independent contractor.  Nothing in this Agreement shall in any way be construed to constitute the Consultant as an agent,  employee or representative of the Company,  but the Consultant shall perform the Services hereunder as an independent  contractor.  The Consultant acknowledges and agrees that the Consultant is  obligated  to report as income all  compensation  received  by the  Consultant  pursuant to this
Agreement,  and the Consultant agrees to and acknowledges the obligation to pay all  self-employment and other taxes thereon.  The  Consultant  further agrees to indemnify and hold harmless the Company and its directors, officers, and employees from and against all taxes, losses, damages, liabilities, costs and expenses,  including reasonable attorney's fees and other legal expenses, arising directly or  indirectly  from  (i) any  grossly  negligent,  reckless or  intentionally  wrongful  act of the
Consultant  and/or (ii) any material  breach by the Consultant of any of the covenants  contained in this  Agreement.  Subject to compliance  with the provisions of Sections 7, 8 and 9, nothing in this
Agreement shall preclude the Consultant from accepting consulting positions or other employment with third parties.

         5. NO BENEFITS

            The Consultant  acknowledges  and agrees and it is the intent of the parties hereto that the Consultant receive no  Company-sponsored  benefits either as an independent  contractor or as an employee.  Such  benefits  include,  but are not  limited  to, paid  vacation,  sick leave,  medical insurance and 401(k)  participation.  If the Consultant is reclassified by a state or federal agency or court as an employee,  the Consultant  will receive no  Company-sponsored  benefits  except those mandated by state or federal law, even if by the terms of the Company's  benefit plans, in effect at the time of such reclassification, the Consultant would otherwise be eligible for such benefits.

                                                B-3

         6. CONFIDENTIALITY

            (a) DEFINITION.  "Confidential Information" means any proprietary information, technical data, trade secrets or know-how,  including, but not limited to, research,  product plans, products, services,  customers,  customer  lists,  markets,  software,  developments,  inventions,  processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances or other business  information  belonging to the Company, QC Optics and/or their respective affiliates,  and known by or disclosed to Consultant,  whether directly or indirectly and whether in writing, orally or by drawings or inspection of parts or equipment.

            (b)  Non-Use  and  Non-Disclosure.  The  Consultant  will not,  during  the term of this
Agreement and for a period of five years after its termination or expiration,  use any  Confidential
Information for any purpose  whatsoever  other than the performance of the Services on behalf of the
Company or disclose any  Confidential  Information  to any third party.  It is understood  that said
Confidential Information shall remain the sole property of the Company, Katmandu or their respective affiliates.  The  Consultant  further  agrees to take all  reasonable  precautions  to  prevent  any unauthorized  disclosure of such  Confidential  Information by him or his  assistants,  employees or agents.  Notwithstanding the foregoing,  Confidential Information does not include information which
(i) has  become  publicly  known  and  made  generally  available  through  no  wrongful  act of the
Consultant, (ii) has been rightfully received by the Consultant from a third party who is authorized to make such  disclosure,  (iii) is  required  to be  disclosed  by the  Consultant  to comply  with applicable  laws or  governmental  regulations,  or (iv) has  been  independently  developed  by the
Consultant  after the termination or expiration of this Agreement  without  reference to or reliance upon the Confidential Information.

         7. OWNERSHIP OF INVENTIONS AND INTELLECTUAL PROPERTY

         It is the parties' intention that the Company shall own exclusively all rights and economic interests in the tangible and  intangible  results of the  Consultant's  Services  hereunder  ("Work
Product") and all  intellectual  property of every kind and description  embodied therein or related thereto. Accordingly, the Consultant agrees as follows:

               (i) All tangible Work Product  which is a  copyrightable  work of authorship  will be deemed a work made for hire owned by the Company  under United  States  copyright  laws;  if an invention, Work Product is deemed to be owned by the Company upon creation.

               (ii) The Consultant  will maintain  adequate and current  written records of all Work
     Product which shall be available to and remain the property of the Company at all times.

               (iii) The Consultant  shall promptly and fully disclose in writing to the Company all trade secrets embodied in or associated with the Work Product which are related to the business activities  of the Company and are authored,  conceived,  created or reduced to practice by the
     Consultant  (whether  alone or jointly with others) during the term of this Agreement or within the five-year  period after its  termination or expiration  and which result from  Confidential
     Information  whether or not patentable or copyrightable or within any particular  definition of trade secret.

                                                B-4

               (iv) The Consultant hereby assigns  irrevocably and  unconditionally,  to the fullest extent permitted by law under any interpretation of the relationship  between the parties,  all right,  title and interest  (including  without  limitation all  intellectual  property rights)
     embodied in or associated with the Work Product which are related to the business activities of the  Company and are  authored,  conceived,  created or reduced to  practice by the  Consultant during the term of this Agreement or which result thereafter from Confidential Information.

               (v) Promptly upon request by the Company and at the Company's expense, the Consultant shall execute and deliver to the Company all  applications,  assignments,  agreements and other instruments  reasonably  requested  and take such  reasonable  actions as the  Company may deem necessary to fully vest the foregoing rights in the Company or to evidence such vesting. If the
     Company is unable, after reasonable effort, to secure the Consultant's  signature on any patent
     application,   copyright   registration  or  other  similar  document,  the  Consultant  hereby irrevocably designates and appoints the Company and its duly authorized  representatives as the
     Consultant's  agent  and   attorney-in-fact  to  execute  and  file  any  such  application  or registration  and to do all other  lawfully  permitted  acts to  further  the  prosecution  and issuance of letters patent,  copyright  registration  and other forms of intellectual  property protection with the same legal force and effect as if executed by the Consultant.

               (vi) The  Consultant  hereby  waives  in favor of the  Company  and its  assigns  and licensees any and all artist's or moral rights he may have pursuant to any state, provincial or federal laws or statutes of the United States in respect of any Work  Product,  and all similar rights under the laws of all jurisdictions.

         8. NON-COMPETITION

         For a period of two years after the Effective  Date,  the  Consultant  will not directly or indirectly (i) as an individual proprietor,  partner, officer,  employee,  director, joint venturer, consultant, or in any similar capacity develop, design, produce, market, sell, license or render (or assist any other  person in  developing,  designing,  producing,  marketing,  selling,  licensing or rendering) products,  computer software or services (A) in the areas of laser-based defect detection systems  for  computer  hard  disk,  flat  panel  display,  semiconductor  or other  markets  or (B)
competitive with those being produced, marketed, sold, licensed or rendered by, or, to the knowledge of Consultant,  those being developed or designed or under  development by, the Company or QC Optics on the Effective Date,  PROVIDED,  HOWEVER,  that  notwithstanding the foregoing,  nothing contained herein shall  preclude the  Consultant  from  purchasing  or owning  securities of any such business provided that the Consultant's holdings do not exceed 5% of the issued and outstanding securities of any class of securities of such business, or (ii) solicit, divert or take away, or attempt to divert or to take away,  the  business or  patronage  of any of the  clients,  customers  or  accounts,  or prospective clients, customers or accounts, of the Company which were contacted, solicited or served by the Company while the Consultant was engaged by the Company.

                                                B-5

         9. SOLICITATION OF EMPLOYEES

         The  Consultant  agrees  that,  for a period of two years after the date of this  Agreement
(regardless of its earlier termination,  if any, except as provided in Section 2(c)(iii)),  he shall not, either directly or indirectly,  solicit,  induce,  recruit or encourage any of the employees of the Company or its affiliates to leave their employment,  or take away such employees, or attempt to solicit,  induce, recruit,  encourage or take away such employees,  either for the Consultant or for any other person or entity; provided,  however, that this shall not limit solicitations published or posted  generally,  not  specifically  targeted to employees of the Company,  QC Optics and/or their respective affiliates.

         10. RETURN OF COMPANY DOCUMENTS

         The  Consultant  agrees that, at the time of  completion of the Services,  and at any other time upon the request of the Company,  the Consultant will deliver to the Company (and will not keep in the Consultant's  possession,  recreate or deliver to anyone else) any and all devices,  records, data, notes,  reports,  proposals,  lists,  correspondence,  specifications,  drawings,  blueprints, sketches, materials,  equipment, other documents or property, or reproductions of any aforementioned items  developed  by the  Consultant  pursuant to the  performance  of this  Agreement  or otherwise belonging to the Company, QC Optics and/or their respective affiliates, successors or assigns.

         11. GOVERNING LAW

         This Agreement shall be governed by the law of the Commonwealth of Massachusetts applicable to  agreements  made and to be performed  wholly  within such  jurisdiction,  without  regard to the conflicts of law provisions thereof.

         12. ARBITRATION; RELIEF

            (a) Except as set forth in Section 12(b), any controversy,  dispute or claim arising out of or in connection with this Agreement,  or the breach,  termination or validity  hereof,  shall be settled by final and binding  arbitration  to be  conducted  by an  arbitration  tribunal in City of
Boston,  Massachusetts,  pursuant  to  the  rules  of  the  American  Arbitration  Association.  The arbitration  tribunal shall consist of three  arbitrators.  The party initiating  arbitration  shall nominate one arbitrator in the request for  arbitration  and the other party shall nominate a second in the answer  thereto within 30 days of receipt of the request.  The two  arbitrators so named will then jointly appoint the third  arbitrator.  If the answering party fails to nominate its arbitrator within the thirty 30-day  period,  or if the  arbitrators  named by the parties fail to agree on the third  arbitrator  within 60 days,  the office of the American  Arbitration  Association  in City of
Boston,  Massachusetts shall make the necessary appointments of such arbitrator(s).  The decision or award of the arbitration tribunal (by a majority determination,  or if there is no majority, then by the  determination of the third  arbitrator,  if any),  including any award of fees and/or expenses, shall be final,  and judgment upon such  decision or award may be entered in any competent  court or application may be made to any competent court for judicial acceptance of such decision or award and an order of enforcement.  In the event of any procedural  matter not covered by the aforesaid rules, the procedural law of the Commonwealth of Massachusetts shall govern.

                                                B-6

            (b)  Notwithstanding  the  provisions  of, and in  addition  to the rights set forth in,
Section  12(a),  in the event of a breach of the  provisions  of this  Agreement  by a party to this
Agreement,  the  non-breaching  party shall have the right to specific  performance  and  injunctive relief,  without the  necessity of posting any bond or other  security,  it being  acknowledged  and agreed that money damages will not provide an adequate remedy.

            (c) In the event litigation is maintained by a party to this Agreement against any other party to enforce an arbitration  award rendered under Section 12(a) or to seek specific  performance of injunctive  relief under Section 12(b),  then the party  prevailing in such  litigation  shall be entitled to recover from the non-prevailing party reasonable  attorneys' fees and costs of suit. 13.

         13. ENTIRE AGREEMENT

         This  Agreement  and its  exhibit  constitute  the  entire  agreement  of the  parties  and supersedes any prior agreements  between them,  whether written or oral, with respect to the subject matter hereof.  No waiver,  alteration,  or  modification of any of the provisions of this Agreement shall be binding  unless in writing  and signed by duly  authorized  representatives  of the parties hereto.

         14. SEVERABILITY

         The  invalidity  or  unenforceability  of any  provision  of this  Agreement,  or any terms thereof, shall not affect the validity of this Agreement as a whole, which shall at all times remain in full force and effect.

         15. COUNTERPARTS

         This Agreement may be executed in  counterparts,  each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                                              * * * * *

                                                B-7

         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year first above written.

                                                              The Consultant

                                                              ______________________________________
                                                              Eric T. Chase, individually

                                                              Address:______________________________

                                                                      ______________________________

                                                              KLA-Tencor Corporation

                                                              By:___________________________________
                                                                  John Kispert
                                                                  Chief Financial Officer

                                                              Address: 160 Rio Robles
                                                                         San Jose, CA 95134

                                                 B-8

                                              EXHIBIT A

                                      SERVICES AND COMPENSATION

1. CONTACT. The Consultant's principal Company contact:

                  Name:    Jeffrey L. Hall

                  Title:   Vice President, Mergers & Acquisitions

2. SERVICES AND COMPENSATION.

         The Consultant shall render the following Services to the Company as requested from time to time by the Company:

     a.   Assist the Company with the integration and reorganization of QC Optics in accordance with plans to be developed by the Company;

     b.   Act as a senior technical advisor to the Company's research and development  organization, spending  not more  than 36 days in any year and not more than four days per month on site at the Company's headquarters or at other locations reasonably requested by the Company;

     c.   Act as a  representative  (but not to provide  field  services) to interact with QC Optics customers on behalf of the Company; and

     d.   Perform such other Services as may be reasonably requested by the Company and agreed to by the Consultant.

         During the term of this Agreement,  but only if the Consultant is not then and has not been in breach of Sections 8 or 9 of the Agreement,  the Company shall pay to the  Consultant  $8,333 per month in arrears in  consideration  of the Services.  In addition,  the Company shall  reimburse the
Consultant for reasonable  travel and other business expenses incurred by him with the prior written approval of the Company in the  performance  of the  Services,  including the costs to travel to the
Company's  facilities as set forth in Section 2(b),  subject to such  reasonable  requirements  with respect to substantiation  and documentation as may be specified from time to time by the Company or its auditors.

3. NON-COMPETITION.

     a.   Without  limiting  any  provision  of the  Agreement,  for a period of two years after the
          Effective  Date, the Consultant  shall comply in all respects with Sections 8 and 9 of the
          Agreement.

                                                A-1

     b.   In  consideration  of the  obligations  of the Consultant set forth in Sections 8 and 9 of this Consulting Agreement, the Company shall pay the Consultant an amount equal to $25,000 per quarter for a period not to exceed eight (8) quarters. Such quarterly payments will be paid as follows:  (i) the first payment shall be paid on January 1, 2002 provided that the
          Consultant has been in compliance with the  restrictions  set forth in Sections 8 and 9 of this Consulting Agreement, and (ii) subsequent payments shall be paid on each of March 31,
          2002, June 30, 2002,  September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003
          and  September 30, 2003 if during any such quarter the  Consultant  has been in compliance with the restrictions set forth in Sections 8 and 9 of this Consulting Agreement.

4. DEATH, DISABILITY, ETC.

         In the event that the Consultant,  through death, disability or similar impairment, becomes unable to perform the Services and any other gainful  employment,  and if the  Consultant is not and has not been in breach of Sections 8 or 9 of the Agreement, the Company shall pay to the Consultant, or the Consultant's  estate or legal  representative,  as the case may be, (a) all of the amounts to which the Consultant may be entitled pursuant to Section 2 for such Services performed and completed prior to such death or disability  event but which have not previously  been paid and (b) all of the amounts provided in Section 3 which have not previously been paid.

                                                A-2

                                               ANNEX E

                               DELAWARE GENERAL CORPORATION LAWss.262

                                                                                             ANNEX E

DELAWARE APPRAISAL LAW
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

SECTION 262.  APPRAISAL RIGHTS.

(a) Any  stockholder  of a  corporation  of this State who holds  shares of stock on the date of the making of a demand  pursuant to  subsection  (d) of this section  with  respect to such shares,  who continuously  holds such shares through the effective date of the merger or  consolidation,  who has otherwise  complied  with  subsection  (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the  stockholder's  shares of stock under the  circumstances  described in subsections (b) and (c) of this section.  As used in this section,  the word  "stockholder"  means a holder of record of stock in a stock corporation and also a member of record of a nonstock  corporation;  the words  "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership  interest of a member of a nonstock  corporation;  and the words "depository receipt" mean a receipt or other instrument issued by a depository  representing  an interest in one or more shares,  or fractions  thereof,  solely of stock of a corporation, which stock is deposited with the depository.

(b)  Appraisal  rights  shall be  available  for the  shares  of any  class or  series of stock of a constituent  corporation in a merger or consolidation to be effected  pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title),  Section 252, Section 254, Section
257,Section 258, Section 263 or Section 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock,  which stock,  or depository  receipts in respect  thereof,  at the record date fixed to determine  the  stockholders  entitled to receive  notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a  national  securities  exchange  or  designated  as a national  market  system  security  on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders;  and further provided that no appraisal rights shall be available for any  shares of stock of the  constituent  corporation  surviving  a merger if the merger did not require for its approval the vote of the  stockholders  of the surviving  corporation as provided in subsection (f) of Section 251 of this title.

(2) Notwithstanding  paragraph (1) of this subsection,  appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement  of merger or  consolidation  pursuant to Sections
251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation  surviving or resulting from such merger or consolidation,  or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer  quotation system by the National Association of
Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional  depository  receipts  described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional  depository  receipts described in the foregoing  subparagraphs a., b., and c. of this paragraph.

(3) In the event all of the stock of a subsidiary  Delaware  corporation  party to a merger effected under  Section  253 of this title is not owned by the parent  corporation  immediately  prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section  shall be  available  for the  shares  of any class or series of its stock as a result of an amendment to its certificate of incorporation,  any merger or consolidation in which the corporation is a constituent  corporation or the sale of all or substantially all the assets of the corporation.
If the  certificate  of  incorporation  contains such a provision,  the  procedures of this section, including  those set forth in  subsections(d)  and (e) of this section,  shall apply as nearly as is practicable.

(d)  Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal  rights are available  pursuant to subsection (b)
or (c) hereof  that  appraisal  rights are  available  for any or all the shares of the  constituent corporations,  and shall include in such notice a copy of this section. Each stockholder electing to demand the  appraisal of such  stockholder's  shares shall  deliver to the  corporation,  before the taking  of the  vote on the  merger  or  consolidation,  a  written  demand  for  appraisal  of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's  shares. A proxy or vote against the merger or consolidation shall not constitute such a demand.  A  stockholder  electing to take such action must do so by a separate  written  demand as herein  provided.  Within 10 days after the  effective  date of such  merger or  consolidation,  the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has  complied  with this  subsection  and has not voted in favor of or  consented  to the  merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or  consolidation  was  approved  pursuant  to Section  228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days  thereafter,  shall notify each of the holders of any class or series of stock of such  constituent  corporation who are entitled to appraisal rights of the approval of the merger or consolidation  and that appraisal rights are available for any or all shares of such class or series of stock of such constituent  corporation,  and shall include in such notice a copy of this section;
provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice  shall be given by the  surviving or  resulting  corporation  to all such holders of any class or series of stock of a constituent  corporation that are entitled to appraisal  rights.  Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such  stockholders  of the effective  date of the merger or  consolidation.  Any  stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting  corporation  the appraisal of such  holder's  shares.  Such demand  will  be  sufficient  if it  reasonably  informs  the  corporation  of the  identity  of the stockholder  and that the  stockholder  intends  thereby to demand the  appraisal  of such  holder's shares.  If such  notice  did not  notify  stockholders  of the  effective  date  of the  merger  or consolidation,  either (i) each such constituent  corporation  shall send a second notice before the effective date of the merger or  consolidation  notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or  consolidation  or (ii) the  surviving or resulting  corporation  shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each  stockholder who is entitled to appraisal rights and who has demanded  appraisal of such holder's shares in accordance with this subsection.  An affidavit of the secretary or assistant  secretary or of the transfer  agent of the  corporation  that is required to give either  notice that such notice has been given shall,  in the absence of fraud,  be prima facie evidence of the facts stated  therein.  For purposes of  determining  the  stockholders  entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given,  provided,  that if the notice is given on or after the  effective  date of the  merger or  consolidation,  the  record  date  shall be such effective  date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next  preceding the day on which the notice is given.

(e) Within 120 days  after the  effective  date of the merger or  consolidation,  the  surviving  or resulting  corporation or any stockholder  who has complied with  subsections (a) and (d) hereof and who is  otherwise  entitled  to  appraisal  rights,  may file a  petition  in the Court of  Chancery demanding a determination of the value of the stock of all such  stockholders.  Notwithstanding  the foregoing,  at any time within 60 days after the effective date of the merger or consolidation,  any stockholder shall have the right to withdraw such  stockholder's  demand for appraisal and to accept the terms offered upon the merger or consolidation.  Within 120 days after the effective date of the merger or  consolidation,  any stockholder who has complied with the requirements of subsections (a)
and (d) hereof,  upon written request,  shall be entitled to receive from the corporation  surviving the merger or resulting from the  consolidation  a statement  setting forth the aggregate  number of shares not voted in favor of the merger or  consolidation  and with  respect  to which  demands  for appraisal  have been  received  and the  aggregate  number of holders of such  shares.  Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting  corporation  or within 10 days after expiration  of the period for  delivery  of demands  for  appraisal  under  subsection  (d)  hereof, whichever is later.

(f) Upon the filing of any such petition by a  stockholder,  service of a copy thereof shall be made upon the surviving or resulting  corporation,  which shall within 20 days after such service file in the  office of the  Register  in  Chancery  in which the  petition  was filed a duly  verified  list containing the names and addresses of all  stockholders  who have demanded  payment for their shares and with whom  agreements  as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery,  if so ordered by the Court,  shall give  notice of the time and place  fixed for the  hearing of such  petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the  list  at the  addresses  therein  stated.  Such  notice  shall  also be  given  by 1 or more publications  at least 1 week before the day of the hearing,  in a newspaper of general  circulation published in the City of Wilmington,  Delaware or such publication as the Court deems advisable. The forms of the  notices by mail and by  publication  shall be  approved  by the  Court,  and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition,  the Court shall determine the  stockholders  who have complied with this  section  and who have  become  entitled to  appraisal  rights.  The Court may require the stockholders  who have  demanded an  appraisal  for their shares and who hold stock  represented  by certificates to submit their  certificates of stock to the Register in Chancery for notation thereon of the  pendency of the  appraisal  proceedings;  and if any  stockholder  fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After  determining  the  stockholders  entitled to an  appraisal,  the Court shall  appraise the shares,  determining  their  fair  value  exclusive  of  any  element  of  value  arising  from  the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount  determined to be the fair value. In determining such fair value, the Court shall take into account all relevant  factors.  In determining  the fair rate of interest, the Court may consider all relevant  factors,  including the rate of interest which the surviving or resulting  corporation  would have had to pay to borrow money during the pendency of the proceeding.
Upon  application  by the  surviving  or resulting  corporation  or by any  stockholder  entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder  entitled to an appraisal.  Any stockholder  whose name appears on the list filed by the  surviving  or  resulting  corporation  pursuant to  subsection  (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares,  together with interest,  if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct.  Payment shall be so made to each such stockholder,  in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates  upon the surrender to the corporation of the certificates  representing such stock.
The  Court's  decree may be  enforced as other  decrees in the Court of  Chancery  may be  enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the  proceeding  may be  determined  by the Court and taxed upon the parties as the
Court deems equitable in the circumstances.  Upon application of a stockholder,  the Court may order all or a portion of the  expenses  incurred by any  stockholder  in  connection  with the  appraisal proceeding,  including, without limitation,  reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and  after the  effective  date of the  merger or  consolidation,  no  stockholder  who has demanded  appraisal  rights as provided in subsection  (d) of this section shall be entitled to vote such stock for any purpose or to receive  payment of dividends or other  distributions  on the stock
(except dividends or other distributions  payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal  shall be filed within the time  provided in subsection  (e) of this  section,  or if such stockholder  shall  deliver to the surviving or resulting  corporation a written  withdrawal of such stockholder's  demand for an appraisal  and an  acceptance  of the merger or  consolidation,  either within 60 days after the effective date of the merger or consolidation as provided in subsection (e)
of this section or thereafter with the written approval of the  corporation,  then the right of such stockholder to an appraisal shall cease.  Notwithstanding the foregoing,  no appraisal proceeding in the Court of Chancery  shall be dismissed as to any  stockholder  without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(1) The shares of the  surviving  or  resulting  corporation  to which the shares of such  objecting stockholders  would have been converted had they assented to the merger or consolidation  shall have the status of  authorized  and unissued  shares of the  surviving or  resulting  corporation.  (Last amended by Ch. 339, L. 98, eff. 7-1-98.)

                                               ANNEX F

                           FAIRNESS OPINION OF SCHNEIDER SECURITIES, INC.

                                              SCHNEIDER
                                          SECURITIES, INC.
                                      INVESTMENT BANKING GROUP

August 16, 2001

Board of Directors
QC Optics, Inc.
46 Jonspin Road
Wilmington, MA 01887

Gentlemen:

You have  asked  Schneider  Securities,  Inc.  (SSI) to  provide a fairness  opinion  regarding  the financial  arrangements  between KLA - Tencor Corporation  (KLAC) and QC Optics,  Inc. (OPC) for the
acquisition of all the outstanding shares of OPC into a wholly owned subsidiary of KLAC.

OPC currently has 2,994,888 shares outstanding.  KLAC will acquire all the outstanding shares of OPC for $3,010,000 or approximately $1 per share. This is an approximate 150% premium over OPC's current market price of $.40 per share.

In arriving at the opinion set forth below, we have among other things:

1.   Reviewed certain publicly available business and financial information relating to OPC and KLAC that we deemed to be relevant;
2.   Reviewed  certain  information,  including  financial  forecasts,  relating  to  the  business, earnings, cash flows, assets,  liabilities and prospects of OPC, furnished to or discussed with us by OPC;
3.   Conducted  discussions with members of senior management and  representatives of OPC concerning the matters described in items 1 and 2 above.
4.   Reviewed the market  prices and  valuation  multiples for OPC common stock and compared it with those of certain publicly traded companies that we deemed to be relevant;
5.   Reviewed  the results of  operations  of OPC and compared  them with those of certain  publicly traded companies that SSI deemed to be relevant;
6.   Participated in certain  discussions and negotiations  among  representatives  of OPC and their financial and legal advisors;
7.   Reviewed a draft of the agreement and plan of merger dated July 19, 2001; and
8.   Reviewed such other financial  studies and analyses and took into account such other matters as we deemed  necessary,  including  our  assessment  of general  economic,  market  and  monetary conditions.

              Two Charles Street, Providence, RI 02904, 401/861-1144, Fax 401/274-8942

In preparing  our  opinion,  we have  assumed and relied on the  accuracy  and  completeness  of all information  supplied  or  otherwise  made  available  to us,  discussed  with or reviewed by us, or publicly  available,  and we have not assumed any  responsibility  for independently  verifying such information or undertaken an independent evaluation or appraisal of any of the assets or liabilities
(contingent or otherwise) of OPC or KLAC or been furnished with any such evaluation or appraisal. In addition,  we have not assumed  any  obligation  to  conduct,  nor have we  conducted  any  physical inspection of the  properties  or  facilities  of OPC and KLAC.  As you are aware,  we have not been provided  with  internal  financial  forecasts  for OPC or KLAC,  but have  utilized in our analysis publicly  available  financial  forecasts for OPC,  which has been  reviewed and discussed  with the management and representatives of OPC and have been advised,  and have assumed,  that such forecasts reflect reasonable  estimates and judgments as to the expected future financial  performance of OPC.
We have assumed that the final form of the agreement will be substantially similar to the last draft reviewed by us.

Our opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated on, and on the information made available to us as of the date hereof.

We are acting as financial  advisor to OPC in connection  with the offer and will receive a fee from
OPC for our services  contingent  upon the  consummation of the offer. In the ordinary course of our business, we may actively trade the OPC common stock and other securities of OPC for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

This opinion is for the use and benefit of the Board of Directors  of OPC in its  evaluation  of the offer.  Our opinion does not address the merits of the  underlying  decision by OPC to engage in the offer and does not constitute a recommendation to any shareholder as to how such shareholder  should vote on the proposed offer or any matter related thereto.

We are not  expressing  any  opinion  herein as to the prices at which OPC  common  stock will trade following the announcement of the offer.

On the basis of, and subject to the  foregoing,  we are of the opinion  that, as of the date hereof, the cash purchase price is fair from a financial point of view to OPC.

                                           QC OPTICS, INC.

                          46 Jonspin Road, Wilmington, Massachusetts 01887

                              PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                                    TO BE HELD NOVEMBER __, 2001

                      THIS PROXY IS SOLICITED ON BEHALF OF THE QC OPTICS, INC.
                                         BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy  statement  dated October __, 2001 in connection with the special meeting of stockholders  to be held at 9:30 a.m.  (local  time) on  November  __, 2001 at the offices of Mintz,
Levin,  Cohn,  Ferris,  Glovsky and Popeo, P.C., One Financial Center,  Boston,  Massachusetts,  and
hereby  appoints  Eric T. Chase and  Marguerite  J.  Hill,  and each of them (with full power to act alone),  the attorneys and proxies of the  undersigned,  with power of substitution to each, to vote all shares of the common stock of QC OPTICS,  INC.  ("QCO")  registered in the name provided in this proxy card which the  undersigned  is entitled to vote at the November  __, 2001 special  meeting of stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this proxy card,  the proxies are, and each of them is,  instructed  to vote or act as follows on the proposals set forth in the proxy card.

This proxy card,  when executed,  will be voted in the manner  directed  herein.  If no direction is made, this proxy card will be voted FOR proposal 1.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof.

If you wish to vote in  accordance  with the board of directors'  recommendations,  just sign on the reverse side. You need not mark any boxes.

1.  Proposal to approve the  Agreement  and Plan of Merger dated as of August 31,  2001,  among QCO,
KLA-Tencor  Corporation  ("KLA-Tencor") and Katmandu  Acquisition Corp. ("Merger Sub"),  pursuant to which (a) Merger Sub will be merged with and into QCO,  with QCO as the surviving  corporation,  and
(b) stockholders of QCO will be entitled to receive $1.00 in cash, without interest,  for each share of common stock of QCO.

       [ ]  FOR                 [ ]  AGAINST             [ ]  ABSTAIN

                                Please mark votes as in this example.

The board of directors recommends a vote FOR proposal 1.

Please sign  exactly as name(s)  appears  hereon.  Joint  owners  should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         Signature:___________________________________________________  Date _______

                         Signature:___________________________________________________  Date _______

                             PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!